UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02688

Name of Fund: BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock Short-Term Municipal Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Bond Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2013

Date of reporting period: 12/31/2012

Item 1 – Report to Stockholders

DECEMBER 31, 2012

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Municipal Bond Fund, Inc.
>	BlackRock High Yield Municipal Fund
>	BlackRock National Municipal Fund
>	BlackRock Short-Term Municipal Fund

BlackRock Multi-State Municipal Series Trust
>	BlackRock New York Municipal Bond Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Dear Shareholder

Financial markets substantially improved in 2012 as compared to the prior year, due largely to central bank intervention and considerable relief from the global turmoil seen in 2011. Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.

The year opened with investor confidence on the rise as global liquidity had been restored and financial news headlines became less daunting. Equity markets moved higher through the first two months of 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. However, markets reversed course in the spring when Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the prospect of a euro collapse. Government borrowing costs in peripheral European countries soared while the region’s finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports signaled that the recovery was losing steam. Risk assets sold off as investors retreated to safe-haven assets.

As the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks soon would intervene to stimulate growth. This theme, along with increased cooperation among finance ministers in Europe, fueled a powerful risk-asset rebound in June. In July, the European Central Bank (“ECB”) president stated that the bank would do “whatever it takes” to preserve the euro currency bloc. This assurance along with expectations for policy stimulus from central banks in Europe and the United States drove most asset classes higher through the summer. Early in September, the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus package involving open-ended monthly purchases of agency mortgage-backed securities.

Going into the fall, US stocks slid on lackluster corporate earnings reports and market volatility rose leading up to the US Presidential election. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”) threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal. Relief from US fiscal worries, however, was only partial as decisions relating to spending cuts and the debt ceiling remained pending as financial markets closed for the year.

All major asset classes generated positive returns for the 6- and 12-month periods ended December 31, 2012. Riskier assets outperformed higher quality investments as investors sought meaningful returns in a low interest rate environment. International and emerging market equities were the strongest performers. US Treasury yields were volatile, but declined overall, resulting in moderate gains for higher quality fixed income sectors. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The New Year brings a host of unknowns, but we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. With access to every asset class, geography and investment style, and extensive market intelligence, we help investors of all sizes build dynamic, diverse portfolios to achieve better, more consistent returns over time. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of December 31, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	5.95%	16.00%
US small cap equities (Russell 2000® Index)	7.20	16.35
International equities (MSCI Europe, Australasia, Far East Index)	13.95	17.32
Emerging market equities (MSCI Emerging Markets Index)	13.75	18.22
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.71	4.18
US investment grade bonds (Barclays US Aggregate Bond Index)	1.80	4.21
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.15	7.42
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.97	15.78

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2012	BlackRock High Yield Municipal Fund

Investment Objective

BlackRock High Yield Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended December 31, 2012, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index, and underperformed its secondary benchmark, the S&P® Customized High Yield Municipal Bond Index. The following discussion of relative performance pertains to the S&P® Customized High Yield Municipal Bond Index.

What factors influenced performance?

•	Relative to the benchmark index, security selection within the corporate and transportation sectors detracted from Fund performance, as did an underweight in tobacco bonds as the sector generated superior returns for the period.
•	The Fund benefited from its more seasoned short-dated holdings as the slope of the yield curve remained positive during the period. (A bond’s yield decreases as it approaches maturity. As yields fall, prices rise.) Sector allocation also contributed positively to relative results. The Fund’s concentrations in corporate, transportation and health bonds proved advantageous as these sectors outperformed the overall municipal market. The Fund’s yield curve positioning was another positive factor. An emphasis on longer-dated bonds was beneficial as the yield curve flattened over the period (i.e., prices on bonds with longer maturities rose more than those with intermediate maturities). A modestly long duration (higher sensitivity to interest rate movements) helped performance as interest rates declined over the period.

Describe recent portfolio activity.

•	During the six-month period, portfolio activity remained focused on maintaining a fully invested stance in an effort to capitalize on robust market conditions. Major themes included increased exposure to the tobacco sector and continued participation in the new issue market, where better value can often be found in contrast to more seasoned issues. These new purchases were typically within the transportation, health and corporate sectors, although additional purchases involved student housing and tax-increment bonds.

Describe portfolio positioning at period end.

•	As of period end, the Fund continued to maintain its large allocations to the transportation, health and corporate sectors. The Fund held a long duration stance relative to the S&P® Customized High Yield Municipal Bond Index and a yield curve-flattening bias. As such, the Fund was positioned to benefit from further flattening of the municipal yield curve and a more modest compression in credit spreads.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

The following charts show the sector, credit quality allocation and call/maturity structure of the Fund’s long-term investments:

Sector Allocation
Health	29%
Transportation	16
Corporate	13
Utilities	12
County/City/Special District/School District	11
Education	7
Tobacco	5
State	5
Housing	2
Credit Quality Allocation[1]
AAA/Aaa	2%
AA/Aa	17
A	11
BBB/Baa	39
BB/Ba	6
B	8
Not Rated[2]	17
[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of December 31, 2012, the market value of these securities was $11,838,299, representing 3% of the Fund’s long-term investments.
Call/Maturity Structure[3]
Calendar Year Ended December 31,
2013	6%
2014	6
2015	3
2016	5
2017	6
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
4	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

BlackRock High Yield Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.
[3]	The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.
[4]	The S&P® Customized High Yield Municipal Bond Index is a blended subset of the S&P® Municipal Bond Index that includes non-insured bonds rated below BBB— or non-rated (85%) and bonds rated BBB (15%), excluding those that are in default, are pre-refunded, or are escrowed to maturity.
[5]	Commencement of Operations.

Performance Summary for the Period Ended December 31, 2012

			Average Annual Total Returns[6]
			1 Year		5 Years		Since Inception[7]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.86%	5.56%	15.24%	N/A	6.58%	N/A	4.68%	N/A
Investor A	3.44	5.43	14.96	10.08%	6.28	5.36%	4.37	3.67%
Investor C	2.83	4.91	14.08	13.08	5.49	5.49	3.62	3.62
S&P® Municipal Bond Index	—	3.15	7.42	N/A	5.78	N/A	5.48	N/A
S&P® Customized High Yield Municipal Bond Index	—	7.05	17.27	N/A	6.36	N/A	5.14	N/A
[6]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.
[7]	The Fund commenced operations on 8/01/06.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[10]
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Including Interest Expense and Fees[8]	Excluding Interest Expense and Fees[9]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[8]	Ending Account Value December 31, 2012	Expenses Paid During the Period[9]
Institutional	$1,000.00	$1,055.60	$3.78	$3.26	$1,000.00	$1,021.51	$3.72	$1,022.01	$3.21
Investor A	$1,000.00	$1,054.30	$5.07	$4.56	$1,000.00	$1,020.21	$4.99	$1,020.81	$4.48
Investor C	$1,000.00	$1,049.10	$9.04	$8.47	$1,000.00	$1,016.41	$8.89	$1,016.91	$8.34
[8]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.73% for Institutional, 0.98% for Investor A, and 1.75% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[9]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.63% for Institutional, 0.88% for Investor A, and 1.64% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	5

Fund Summary as of December 31, 2012	BlackRock National Municipal Fund

Investment Objective

BlackRock National Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended December 31, 2012, the Fund’s BlackRock, Institutional, Service and Investor A Shares outperformed the benchmark, the S&P® Municipal Bond Index, while Investor B and Investor B1 Shares performed in line with the benchmark, and Investor C and Investor C1 Shares underperformed the benchmark index.

What factors influenced performance?

•	The Fund’s slightly longer duration (higher sensitivity to interest rate movements) as compared to the benchmark index had a positive impact on performance as rates generally declined during the period. The Fund’s holdings were more concentrated on the long end of the yield curve, which benefited performance as the yield curve flattened (i.e., longer-term rates declined more than rates on shorter-dated bonds). Overweights to health, education and transportation enhanced results as those sectors outperformed the broader market during the period. The Fund’s lower-quality holdings boosted returns as credit spreads narrowed. The Fund maintained an above-industry-average coupon structure in order to maximize its income accrual, which contributed positively to total return. These higher-coupon holdings also benefited from strong demand during the period as investors sought yield in the low interest rate environment. Exposure to tender option bonds was another contributor to the Fund’s yield advantage.
•	Detracting from performance was the Fund’s lack of exposure to the tobacco sector, which rallied significantly during the period. Given a lack of attractive yield opportunities in the market, the Fund continued to hold cash and cash equivalents that had been reserved for defensive purposes after a period of significant market volatility and mutual fund outflows in 2011. As interest rates on cash investments remained near zero, the Fund’s cash holdings hindered relative performance while longer assets performed better in the declining rate environment.

Describe recent portfolio activity.

•	As municipal bond valuations generally improved during the six-month period, the Fund increased its credit quality profile by taking advantage of tighter credit quality spreads to sell some of the Fund’s lower-rated holdings. As the Fund took profits on certain positions where performance targets had been reached, the Fund’s duration moved lower. New purchases during the period were concentrated in the primary market where more generous (higher) coupon rates could be structured. The Fund’s largest exposures to single names were concentrated in the highest quality structures that were suitable for the Fund. These holdings provided better relative price appreciation and increased the Fund’s liquidity. Overall, the Fund maintained its focus on maximizing income accrual using a high-quality asset mix, while managing portfolio volatility.

Describe portfolio positioning at period end.

•	As of period end, the Fund continued to maintain a position in tender option bonds to boost current yield while the yield curve remained steep and short-term borrowing rates remained low. The Fund also continued to maintain a bias toward higher quality securities as well as a high average coupon rate, which stood at 5.80% at period end. Cash reserves remained elevated due to the limited availability of attractive yield opportunities. The Fund ended the period with a neutral duration posture relative to the S&P® Municipal Bond Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

The following charts show the sector, credit quality allocation and call/maturity structure of the Fund’s long-term investments:

Sector Allocation

Health	22%
Utilities	21
County/City/Special District/School District	17
Transportation	15
State	11
Education	8
Corporate	5
Housing	1

Credit Quality Allocation1

AAA/Aaa	18%
AA/Aa	44
A	29
BBB/Baa	6
BB/Ba	1
Not Rated[2]	2
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of December 31, 2012, the market value of these securities was $70,389,111, representing 1% of the Fund’s long-term investments.

Call/Maturity Structure3

Calendar Year Ended December 31,
2013	3%
2014	5
2015	4
2016	7
2017	6

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

6	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

BlackRock National Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.
[3]	The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.

Performance Summary for the Period Ended December 31, 2012

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	2.29%	3.52%	9.92%	N/A	6.48%	N/A	5.65%	N/A
Institutional	2.21	3.47	9.81	N/A	6.36	N/A	5.53	N/A
Service	1.70	3.21	9.13	N/A	6.04	N/A	5.24	N/A
Investor A	1.94	3.38	9.63	4.97%	6.13	5.21%	5.29	4.84%
Investor B	1.51	3.12	9.10	5.10	5.60	5.28	4.77	4.77
Investor B1	1.65	3.20	9.17	4.67	5.45	5.12	4.55	4.55
Investor C	1.27	2.99	8.82	7.82	5.34	5.34	4.49	4.49
Investor C1	1.47	3.09	9.03	8.03	5.55	5.55	4.70	4.70
S&P® Municipal Bond Index	—	3.15	7.42	N/A	5.78	N/A	5.19	N/A
[4]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Including Interest Expense and Fees[5]	Excluding Interest Expense and Fees[6]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[5]	Ending Account Value December 31, 2012	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,035.20	$2.72	$2.36	$1,000.00	$1,022.53	$2.70	$1,022.89	$2.35
Institutional	$1,000.00	$1,034.70	$3.13	$2.77	$1,000.00	$1,022.13	$3.11	$1,022.48	$2.75
Service	$1,000.00	$1,032.10	$5.69	$5.33	$1,000.00	$1,019.61	$5.65	$1,019.96	$5.30
Investor A	$1,000.00	$1,033.80	$4.05	$3.69	$1,000.00	$1,021.22	$4.02	$1,021.58	$3.67
Investor B	$1,000.00	$1,031.20	$6.66	$6.30	$1,000.00	$1,018.65	$6.61	$1,019.00	$6.26
Investor B1	$1,000.00	$1,032.00	$5.79	$5.43	$1,000.00	$1,019.51	$5.75	$1,019.86	$5.40
Investor C	$1,000.00	$1,029.90	$7.88	$7.52	$1,000.00	$1,017.44	$7.83	$1,017.80	$7.48
Investor C1	$1,000.00	$1,030.90	$6.86	$6.55	$1,000.00	$1,018.45	$6.82	$1,018.75	$6.51
[5]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.53% for BlackRock, 0.61% for Institutional, 1.11% for Service, 0.79% for Investor A, 1.30% for Investor B, 1.13% for Investor B1, 1.54% for Investor C and 1.34% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Expenses are net of waiver.
[6]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.46% for BlackRock, 0.54% for Institutional, 1.04% for Service, 0.72% for Investor A, 1.23% for Investor B, 1.06% for Investor B1, 1.47% for Investor C and 1.28% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Expenses are net of waiver.
[7]	Hypothetical 5% before expenses is calculated by pro rating the number of days in the most fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	7

Fund Summary as of December 31, 2012	BlackRock Short-Term Municipal Fund

Investment Objective

BlackRock Short-Term Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended December 31, 2012, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the S&P® Limited Maturity Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P® Limited Maturity Municipal Bond Index.

What factors influenced performance?

•	The Fund’s shorter average portfolio duration (lower sensitivity to interest rate movements) relative to the benchmark index detracted from performance as interest rates generally declined during the period. Also hindering returns was the Fund’s positioning within local bonds due to allocation decisions and security selection driven by the Fund’s high quality bias. Higher quality bonds underperformed lower quality tiers in the fourth quarter of 2012.
•	Conversely, yield curve positioning and sector allocation contributed positively to the Fund’s relative performance. Overweights to housing and tobacco were particularly beneficial as these sectors performed well during the period. Security selection within utilities also had a positive impact.

Describe recent portfolio activity.

•	Demand for short-duration municipal bonds was significant during the six-month period as near-zero rates on cash instruments compelled short-term investors to move further out on the yield curve. Among securities with maturities inside of four years, yields declined most dramatically in the four-year area of that range. Because the Fund is limited by its prospectus to a maximum dollar weighted maturity of no more than two years and, therefore, is limited in its ability to benefit from yield curve flattening in a declining interest rate environment, portfolio activity was focused on credit selection. The Fund sought investments in relatively higher-yielding credit sectors such as health, housing and tax-exempt corporate bonds as well as tax-backed municipal securities.

Describe portfolio positioning at period end.

•	The Fund was fully invested at period end and maintained a portfolio duration that was modestly short relative to the S&P® Limited Maturity Municipal Bond Index.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

The following charts show the sector, credit quality allocation and call/maturity structure of the Fund’s long-term investments:

Sector Allocation

State	38%
County/City/Special District/School District	20
Transportation	12
Utilities	12
Corporate	8
Health	5
Education	3
Tobacco	2

Credit Quality Allocation1

AAA/Aaa	23%
AA/Aa	43
A	29
BBB/Baa	4
Not Rated[2]	1
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of December 31, 2012, the market value of these securities was $9,214,796, representing 1% of the Fund’s long-term investments.

Call/Maturity Structure3

Calendar Year Ended December 31,
2013	30%
2014	29
2015	22
2016	18
2017	—
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
8	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

BlackRock Short-Term Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests primarily in investment grade municipal bonds or municipal notes, including variable rate demand obligations. The Fund will maintain a dollar-weighted maturity of no more than 2 years.
[3]	The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.
[4]	The S&P® Limited Maturity Municipal Bond Index includes all bonds in the S&P® Municipal Bond Index with a remaining maturity of less than 4 years.

Performance Summary for the Period Ended December 31, 2012

			Average Annual Total Returns[5]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	0.16%	0.17%	0.69%	N/A	2.07%	N/A	2.09%	N/A
Institutional	0.16	0.17	0.58	N/A	2.09	N/A	2.09	N/A
Investor A	0.00	0.03	0.42	(2.60)%	1.82	1.20%	1.84	1.53%
Investor A1	0.04	0.11	0.56	(0.44)	1.97	1.77	1.98	1.88
Investor B	0.00	0.06	0.28	(0.72)	1.71	1.71	1.72	1.72
Investor C	0.00	(0.39)	(0.39)	(1.39)	1.06	1.06	1.06	1.06
S&P® Municipal Bond Index	—	3.15	7.42	N/A	5.78	N/A	5.19	N/A
S&P® Limited Maturity Municipal Bond Index	—	0.41	1.26	N/A	2.88	N/A	2.83	N/A
[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.
Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[6]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,001.70	$1.97	$1,000.00	$1,023.24	$1.99	0.39%
Institutional	$1,000.00	$1,001.70	$2.02	$1,000.00	$1,023.19	$2.04	0.40%
Investor A	$1,000.00	$1,000.30	$3.38	$1,000.00	$1,021.83	$3.41	0.67%
Investor A1	$1,000.00	$1,001.10	$2.62	$1,000.00	$1,022.58	$2.65	0.52%
Investor B	$1,000.00	$1,000.60	$4.08	$1,000.00	$1,021.12	$4.13	0.81%
Investor C	$1,000.00	$996.10	$7.35	$1,000.00	$1,017.85	$7.43	1.46%
[6]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
SEMI-ANNUAL REPORT	DECEMBER 31, 2012	9

Fund Summary as of December 31, 2012	BlackRock New York Municipal Bond Fund

Investment Objective

BlackRock New York Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from federal income tax and New York State and New York City personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended December 31, 2012, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the S&P® New York Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P® New York Municipal Bond Index.

What factors influenced performance?

•	The Fund’s longer duration (higher sensitivity to interest rate movements) as compared to the benchmark index had a positive impact on performance as rates generally declined during the period. The Fund’s holdings were more concentrated on the long end of the yield curve, which benefited performance as the yield curve flattened (i.e., longer-term rates declined more than rates on shorter-dated bonds). Overweights to health and education enhanced results as those sectors outperformed the broader market during the period. The Fund’s lower-quality holdings also boosted returns as credit spreads narrowed.
•	Detracting from performance was the Fund’s exposure, although small, to Puerto Rico-related credits, which underperformed the municipal market during the period. Other exposures having a negative impact were tax-backed credits (the Fund’s largest credit exposure) and a small allocation to pre-refunded bonds as these sectors were among the weaker performers for the period.

Describe recent portfolio activity.

•	The Fund maintained a long duration stance during the six-month period. There were no significant structural changes to the portfolio. Sales during the period were mostly relative value trades of liquid and lower-yielding bonds. The Fund continued to participate in the new issue market, seeking opportunities to add income or to maintain or broaden diversification as New York’s market tends to be dominated by a few large issuers. Because new issuance was relatively limited while demand for these bonds was usually high, the amounts allocated to the Fund tended to be modest and thus the Fund regularly supplemented these purchases with additions to existing credits that are more accessible.

Describe portfolio positioning at period end.

•	The Fund ended the period with a long duration bias as compared to the S&P® New York Municipal Bond Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
The following charts show the sector, credit quality allocation and call/maturity structure of the Fund’s long-term investments:

Sector Allocation

County/City/Special District/School District	22%
Health	17
Transportation	14
Education	14
Utilities	11
State	9
Corporate	7
Housing	5
Tobacco	1

Credit Quality Allocation1

AAA/Aaa	9%
AA/Aa	40
A	33
BBB/Baa	8
BB/Ba	3
B	1
Not Rated[2]	6
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of December 31, 2012 the market value of these securities was $639,854, representing less than 1% of the Fund’s long-term investments.

Call/Maturity Structure3

Calendar Year Ended December 31,
2013	5%
2014	5
2015	4
2016	4
2017	10
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

10	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

BlackRock New York Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests primarily in a portfolio of investment grade New York municipal bonds. The Fund expects to maintain an average weighted maturity of greater than ten years.
[3]	The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard& Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.
[4]	The S&P® New York Municipal Bond Index includes all New York bonds in the S&P® Municipal Bond Index.

Performance Summary for the Period Ended December 31, 2012

			Average Annual Total Returns[5]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.49%	4.12%	10.34%	N/A	5.66%	N/A	4.76%	N/A
Investor A	2.13	3.89	9.97	5.29%	5.38	4.46%	4.48	4.03%
Investor A1	2.29	3.97	10.25	5.84	5.55	4.69	4.65	4.23
Investor B	1.88	3.82	9.75	5.75	5.10	4.78	4.22	4.22
Investor C	1.49	3.60	9.27	8.27	4.61	4.61	3.71	3.71
Investor C1	1.89	3.71	9.71	8.71	5.03	5.03	4.13	4.13
S&P® Municipal Bond Index	—	3.15	7.42	N/A	5.78	N/A	5.19	N/A
S&P® New York Municipal Bond Index	—	2.89	6.66	N/A	5.67	N/A	5.13	N/A
[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.
Expense Example

	Actual				Hypothetical[8]
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Including Interest Expense and Fees[6]	Excluding Interest Expense and Fees[7]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[6]	Ending Account Value December 31, 2012	Expenses Paid During the Period[7]
Institutional	$1,000.00	$1,041.20	$3.96	$3.60	$1,000.00	$1,021.31	$3.92	$1,021.71	$3.57
Investor A	$1,000.00	$1,038.90	$5.29	$4.98	$1,000.00	$1,020.01	$5.24	$1,020.31	$4.94
Investor A1	$1,000.00	$1,039.70	$4.47	$4.11	$1,000.00	$1,020.81	$4.43	$1,021.11	$4.08
Investor B	$1,000.00	$1,038.20	$6.83	$6.47	$1,000.00	$1,018.51	$6.77	$1,018.81	$6.41
Investor C	$1,000.00	$1,036.00	$9.03	$8.67	$1,000.00	$1,016.31	$8.94	$1,016.71	$8.59
Investor C1	$1,000.00	$1,037.10	$7.03	$6.67	$1,000.00	$1,018.31	$6.97	$1,018.61	$6.61
[6]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.77% for Institutional, 1.03% for Investor A, 0.87% for Investor A1, 1.33% for Investor B, 1.76% for Investor C and 1.37% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[7]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.70% for Institutional, 0.97% for Investor A, 0.80% for Investor A1, 1.26% for Investor B, 1.69% for Investor C and 1.30% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
SEMI-ANNUAL REPORT	DECEMBER 31, 2012	11

About Fund Performance
•	BlackRock and Institutional Shares (BlackRock Shares are available only in BlackRock Short-Term Municipal Fund and BlackRock National Municipal Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to October 2, 2006, for BlackRock Short-Term Municipal Fund and prior to July 18, 2011 for BlackRock National Municipal Fund, BlackRock Share performance results are those of the Institutional Shares restated to reflect BlackRock Share fees.
•	Service Shares (available only in BlackRock National Municipal Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to eligible investors. Prior to July 18, 2011, Service Share performance results are those of the Institutional Shares restated to reflect Service Share fees.
•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% for all Funds except BlackRock Short-Term Municipal Fund, which incurs a 3.00% maximum initial sales charge, and all Funds incur a service fee of 0.25% per year (but no distribution fee). Prior to October 2, 2006 for BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Fund, Investor A Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.
•	Investor A1 Shares (available only in BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Bond Fund) incur a maximum initial sales charge (front-end load) of 1.00% for BlackRock Short-Term Municipal Fund and 4.00% for BlackRock New York Municipal Fund; and a service fee of 0.10% per year (but no distribution fee).
•	Investor B Shares (available to all Funds except BlackRock High Yield Municipal Fund) are subject to the following maximum contingent deferred sales charges (“CDSC”):

Maximum CDSC
BlackRock National Municipal Fund	4.00%, declining to 0% after 6 years
BlackRock New York Municipal Bond Fund	4.00%, declining to 0% after 6 years
BlackRock Short-Term Municipal Fund	1.00%, declining to 0% after 3 years

In addition, these shares are subject to distribution and service fees per year as follows:

	Distribution Fee	Service Fee
BlackRock National Municipal Fund	0.50%	0.25%
BlackRock New York Municipal Bond Fund	0.25%	0.25%
BlackRock Short-Term Municipal Fund	0.20%	0.15%

For BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Bond Fund, the shares automatically convert to Investor A1 Shares after approximately 10 years. For BlackRock National Municipal Fund, the shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic sales conversions.)

•	Investor B1 Shares (available only in BlackRock National Municipal Fund) are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately seven years. Prior to July 18, 2011, Investor B1 Share performance results are those of the Institutional Shares restated to reflect Investor B1 Share fees.
•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to October 2, 2006 (for all Funds except BlackRock High Yield Municipal Fund), Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.
•	Investor C1 Shares (available only in BlackRock National Municipal Fund and BlackRock New York Municipal Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase.
•	In addition, these shares are subject to distribution and service fees per year as follows:

	Distribution Fee	Service Fee
BlackRock National Municipal Fund	0.55%	0.25%
BlackRock New York Municipal Bond Fund	0.35%	0.25%

Investor A1, Investor B, Investor B1 and Investor C1 Shares of each Fund are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds’ investment advisor reimbursed a portion of each Fund’s expenses. Without such reimbursement, a Fund’s performance would have been lower.

12	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) are intended to assist shareholders both in calculating expenses based on the an investment in a Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	13

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits during periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on the Fund performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Schedule of Investments December 31, 2012 (Unaudited)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.4%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$710	$832,156
County of Jefferson Alabama, RB, Series A:
5.25%, 1/01/17	1,000	1,000,100
5.25%, 1/01/19	1,000	998,980
5.25%, 1/01/20	500	498,845
5.50%, 1/01/21	1,200	1,202,424
5.00%, 1/01/24	2,000	1,952,100
4.75%, 1/01/25	325	309,556
Phoenix City Industrial Development Board, Refunding RB, Meadwestvaco Coated Board Project, Series A, AMT, 4.13%, 5/15/35	1,840	1,829,806
		8,623,967
Alaska — 1.1%
Northern Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A:
4.63%, 6/01/23	1,235	1,235,284
5.00%, 6/01/32	1,500	1,345,095
5.00%, 6/01/46	1,620	1,397,720
		3,978,099
Arizona — 3.5%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	2,500	2,706,575
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A:
6.63%, 7/01/20	25	20,495
6.75%, 7/01/29	300	211,575
Phoenix IDA Arizona, ERB, Great Hearts Academies—Veritas Project, 6.40%, 7/01/47	415	447,918
Phoenix IDA Arizona, Refunding RB, America West Airlines, Inc. Project, AMT, 6.30%, 4/01/23	1,000	890,460
Pima County IDA, RB, Tucson Electric Power Co. Project, Series A:
6.38%, 9/01/29	780	784,766
5.25%, 10/01/40	1,390	1,514,377
Pima County IDA, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.50%, 6/01/30	2,000	2,085,740
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	750	853,493
5.00%, 12/01/37	2,180	2,433,490
Tempe IDA, Refunding RB, Friendship Village of Tempe, Series A, 6.25%, 12/01/42	280	303,346
University Medical Center Corp. Arizona, RB, 6.25%, 7/01/29	180	208,555
		12,460,790

Municipal Bonds	Par (000)	Value
Arkansas — 0.2%
Benton County Public Facilities Board, RB, BCCSO Project, Series A, 6.00%, 6/01/40	$750	$855,225
California — 7.7%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,000	1,147,950
Sutter Health, Series B, 6.00%, 8/15/42	1,000	1,193,990
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	265	312,491
California HFA, RB, Home Mortgage, Series I, AMT:
4.60%, 8/01/21	855	857,403
4.70%, 8/01/26	2,500	2,476,150
4.80%, 8/01/36	1,500	1,472,925
California Pollution Control Financing Authority, RB:
Poseidon Resources (Channel Side) LP Desalination, AMT, 5.00%, 7/01/37 (a)	775	791,461
Poseidon Resources (Channel Side) LP Desalination, AMT, 5.00%, 11/21/45 (a)	1,925	1,936,572
San Diego County Water Authority Desalination Project, 5.00%, 11/21/45	920	938,924
Waste Management Inc. Project, Series C, AMT, 5.13%, 11/01/23 (b)	750	814,372
California Pollution Control Financing Authority, Refunding RB, Waste Management Inc. Project, Series B, AMT, 5.00%, 7/01/27	1,000	1,069,370
California Statewide Communities Development Authority, RB:
John Muir Health, 5.13%, 7/01/39	425	464,585
Kaiser Permanente, Series A, 5.00%, 4/01/42	1,145	1,279,663
Sutter Health, Series A, 6.00%, 8/15/42	400	477,596
California Statewide Communities Development Authority, Refunding RB:
American Baptist Homes of the West, 6.25%, 10/01/39	2,575	2,804,896
Eskaton Properties, Inc., 5.25%, 11/15/34	905	963,029
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	500	588,750
City of Roseville California, Special Tax Bonds, Fiddyment Ranch Community Facilities District No. 1, 5.25%, 9/01/36	465	465,116
City of San Jose California, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	310	372,970
6.50%, 5/01/42	760	911,362
Foothill Eastern Transportation Corridor Agency California, Refunding RB, CAB, 6.06%, 1/15/33 (c)	6,525	1,971,333

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:		COP	Certificates of Participation	LOC	Letter of Credit
		EDA	Economic Development Authority	LRB	Lease Revenue Bonds
		EDC	Economic Development Corp.	M/F	Multi-Family
		ERB	Education Revenue Bonds	MRB	Mortgage Revenue Bonds
		ERS	Extendible Reset Securities	NPFGC	National Public Finance Guarantee Corp.
ACA	American Capital Access Corp.	FHA	Federal Housing Administration	PSF-GTD	Permanent School Fund Guaranteed
AGC	Assured Guaranty Corp.	GARB	General Airport Revenue Bonds	PILOT	Payment in Lieu of Taxes
AGM	Assured Guaranty Municipal Corp.	GO	General Obligation Bonds	Radian	Radian Financial Guaranty
AMBAC	American Municipal Bond Assurance Corp.	HDA	Housing Development Authority	RB	Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	HFA	Housing Finance Agency	RAN	Revenue Anticipation Notes
ARB	Airport Revenue Bonds	HRB	Housing Revenue Bonds	S/F	Single-Family
BARB	Building Aid Revenue Bonds	IDA	Industrial Development Authority	SONYMA	State of New York Mortgage Agency
BHAC	Berkshire Hathaway Assurance Corp.	IDB	Industrial Development Board	Syncora	Syncora Guarantee
CAB	Capital Appreciation Bonds	IDRB	Industrial Development Revenue Bonds	TRAN	Tax Revenue Anticipation Notes
CIFG	CDC IXIS Financial Guaranty	ISD	Independent School District	VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
California (concluded)
Lammersville School District Community Facilities District, Special Tax Bonds, District No. 2002, Mountain House, 5.13%, 9/01/35	$325	$326,648
Roseville Finance Authority, Special Tax Bonds, Refunding, Senior Lien, Series A (AMBAC), 4.50%, 9/01/33	725	685,132
San Jose Redevelopment Agency, Tax Allocation Bonds, Merged Arearedev Project (NPFGC), 4.90%, 8/01/33	405	405,089
San Marcos County Unified School District, GO, CAB, Election of 2010, Series B (c):
4.84%, 8/01/37	1,000	308,610
5.21%, 8/01/51	4,450	612,765
Temecula Public Financing Authority, Special Tax Bonds, Refunding, Harveston, Sub-Series B, 5.10%, 9/01/36	170	166,780
Tobacco Securitization Authority of Southern California, Refunding RB, Senior Series A-1, 5.00%, 6/01/37	2,140	1,905,028
		27,720,960
Colorado — 0.8%
Denver Convention Center Hotel Authority, Refunding RB, Senior (Syncora), 5.00%, 12/01/30	1,500	1,562,490
Regional Transportation District, RB, Denver Transport Partners, 6.00%, 1/15/41	1,000	1,165,080
		2,727,570
Connecticut — 0.2%
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	605	605,484
Delaware — 0.4%
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	1,480	1,597,986
District of Columbia — 1.8%
District of Columbia, RB, Methodist Home District of Columbia, Series A:
7.38%, 1/01/30	310	322,251
7.50%, 1/01/39	500	519,390
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed:
6.50%, 5/15/33	1,510	1,765,220
6.75%, 5/15/40	385	388,854
Metropolitan Washington Airports Authority, Refunding RB:
CAB, Second Senior Lien, Series B (AGC), 4.65%, 10/01/30 (c)	3,005	1,328,901
First Senior Lien, Series A, 5.00%, 10/01/39	185	203,530
First Senior Lien, Series A, 5.25%, 10/01/44	1,610	1,785,136
		6,313,282
Florida — 5.3%
Greater Orlando Aviation Authority Florida, RB, Special Purpose, JetBlue Airways Corp., AMT, 6.38%, 11/15/26	1,740	1,754,755
Highland Meadows Community Development District, Special Assessment Bonds, Series A, 5.50%, 5/01/36 (d)(e)	490	197,641
Hillsborough County IDA, RB:
National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	1,500	1,500,615
Tampa General Hospital Project, 5.25%, 10/01/41	1,000	1,043,770
Jacksonville Economic Development Commission, RB, Gerdau Ameristeel US, Inc., AMT, 5.30%, 5/01/37	3,300	3,302,706
Lakewood Ranch Stewardship District, Refunding, Special Assessment Bonds, Lakewood Center & NW Sector Projects, 8.00%, 5/01/40	515	580,271
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	1,450	1,852,897

Municipal Bonds	Par (000)	Value
Florida (concluded)
Palm Beach County Health Facilities Authority, RB, ACTS Retirement-Life Community, 5.50%, 11/15/33	$1,500	$1,641,060
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (d)(e)	500	193,680
Sarasota County Health Facilities Authority, Refunding RB, Village On The Isle Project, 5.50%, 1/01/27	210	225,032
Sumter Landing Community Development District Florida, RB, Sub-Series B, 5.70%, 10/01/38	780	722,537
Tolomato Community Development District, Special Assessment Bonds (d)(e):
Series 1, 6.65%, 5/01/40	10	5,345
Series 2, 6.65%, 5/01/40	330	149,589
Series 3, 6.65%, 5/01/40	105	1
Tolomato Community Development District, Special Assessment Bonds, Refunding:
Convertible CAB, 0.00%, 5/01/17 (f)	40	28,706
Convertible CAB, 0.00%, 5/01/19 (f)	90	51,854
Convertible CAB, 0.00%, 5/01/22 (f)	50	21,193
Series A-1, 6.65%, 5/01/40	140	137,136
Viera East Community Development District, Refunding, Special Assessment Bonds, 5.00%, 5/01/26	640	647,098
Village Community Development District No. 9, Special Assessment Bonds:
7.00%, 5/01/41	1,680	1,948,783
5.50%, 5/01/42	615	652,023
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	1,855	1,812,984
Watergrass Community Development District, Special Assessment Bonds, Series A, 5.38%, 5/01/39	650	338,162
		18,807,838
Georgia — 1.1%
Clayton County Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 6/01/29	635	798,246
County of Clayton Georgia, Tax Allocation Bonds, Ellenwood Project, 7.50%, 7/01/33	345	358,486
DeKalb County Hospital Authority Georgia, Refunding RB, DeKalb Medical Center, Inc. Project, 6.13%, 9/01/40	1,240	1,452,598
Gainesville & Hall County Development Authority, Refunding RB, ACTS Retirement-Life Community, Series A-2, 6.63%, 11/15/39	220	253,106
Private Colleges & Universities Authority, Refunding RB, Mercer University Project, Series A, 5.00%, 10/01/32	395	433,682
Richmond County Development Authority, RB, International Paper Co. Projects, Series A, AMT, 5.00%, 8/01/30	500	501,260
		3,797,378
Guam — 0.8%
Guam Government Waterworks Authority, Refunding RB, Water and Wastewater System, 6.00%, 7/01/25	735	764,496
Territory of Guam, GO, Series A:
6.00%, 11/15/19	100	109,861
6.75%, 11/15/29	1,650	1,847,290
7.00%, 11/15/39	160	180,138
		2,901,785
Idaho — 0.1%
Power County Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	265	265,437
Illinois — 3.5%
City of Chicago Illinois, Refunding RB, American Airlines, Inc. Project, 5.50%, 12/01/30 (d)(e)	1,000	870,090
Illinois Finance Authority, RB, Lake Forest College, Series A:
5.75%, 10/01/32	600	630,558
6.00%, 10/01/48	1,700	1,773,746

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Illinois (concluded)
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.50%, 11/01/39	$1,400	$1,575,126
Friendship Village of Schaumburg, 7.13%, 2/15/39	1,000	1,102,810
Lutheran Home & Services Obligated Group, 5.63%, 5/15/42	1,605	1,632,943
Roosevelt University Project, 6.50%, 4/01/44	830	942,166
Swedish Covenant, Series A, 6.00%, 8/15/38	1,000	1,132,770
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 4.93%, 6/15/44 (c)	3,455	746,660
Quad Cities Regional EDA, Refunding RB, Augustana College, 4.75%, 10/01/32	1,000	1,060,830
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	355	423,856
6.00%, 6/01/28	390	469,685
		12,361,240
Indiana — 1.2%
City of Carmel, RB, Barrington Carmel Project, Series A:
7.13%, 11/15/42	1,500	1,614,930
7.13%, 11/15/47	1,500	1,609,170
Indiana Finance Authority, Refunding RB, Marquette Project, 5.00%, 3/01/39	725	741,544
Indiana Health Facility Financing Authority, Refunding RB, Methodist Hospital, Inc., 5.38%, 9/15/22	185	185,211
		4,150,855
Iowa — 1.5%
Iowa Finance Authority, RB, Alcoa, Inc. Project, 4.75%, 8/01/42	2,500	2,522,925
Iowa Finance Authority, Refunding RB:
Development, Care Initiatives Project, Series A, 5.00%, 7/01/19	500	531,915
Sunrise Retirement Community Project, 5.50%, 9/01/37	890	875,760
Sunrise Retirement Community Project, 5.75%, 9/01/43	1,385	1,386,911
		5,317,511
Kentucky — 0.8%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A:
6.38%, 6/01/40	1,050	1,242,643
6.50%, 3/01/45	1,000	1,188,690
Kentucky Economic Development Finance Authority, Refunding RB:
Norton Healthcare, Inc., Series B (NPFGC), 4.39%, 10/01/24 (c)	250	150,043
Owensboro Medical Health System, Series B, 6.38%, 3/01/40	395	466,625
		3,048,001
Louisiana — 0.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, 6.75%, 11/01/32	1,000	1,122,500
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 5/01/41	645	759,101
		1,881,601
Maine — 0.4%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	1,075	1,286,248
Maryland — 1.8%
County of Howard Maryland, Refunding RB, Vantage House Facility, Series A, 5.25%, 4/01/33	500	500,240
Gaithersburg Maryland, Refunding RB, Asbury Maryland Obligation, Series B, 6.00%, 1/01/23	750	842,258

Municipal Bonds	Par (000)	Value
Maryland (concluded)
Maryland EDC, RB:
Term Project, Series B, 5.75%, 6/01/35	$1,500	$1,706,145
Transportation Facilities Project, Series A, 5.75%, 6/01/35	265	301,419
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	2,000	2,224,820
Maryland Health & Higher Educational Facilities Authority, RB, Washington Christian Academy, 5.25%, 7/01/18 (d)(e)	250	99,985
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Doctors Community Hospital, 5.75%, 7/01/38	890	960,746
		6,635,613
Massachusetts — 1.3%
Massachusetts Development Finance Agency, RB:
Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	350	413,234
Linden Ponds, Inc. Facility, Series A-1, 6.25%, 11/15/39	353	263,894
Linden Ponds, Inc. Facility, Series A-2, 5.50%, 11/15/46	19	11,764
Linden Ponds, Inc. Facility, Series B, 0.00%, 11/15/56 (c)	94	500
Massachusetts Development Finance Agency, Refunding RB:
Boston Medical Center, Series C, 5.00%, 7/01/29	2,500	2,735,250
Eastern Nazarene College, 5.63%, 4/01/29	500	499,980
Tufts Medical Center, Series I, 6.75%, 1/01/36	510	620,017
		4,544,639
Michigan — 2.2%
City of Detroit Michigan, GO:
Taxable Capital Improvement, Limited Tax, Series A-1, 5.00%, 4/01/16	350	311,616
Taxable Capital Improvement, Limited Tax, Series A-2, 8.00%, 4/01/14	1,715	1,483,406
Kentwood EDC, Refunding RB, Limited Obligation Holland Home, 5.63%, 11/15/41	1,250	1,299,750
Michigan State Hospital Finance Authority, Refunding RB, Hospital, Henry Ford Health, 5.75%, 11/15/39	1,710	1,949,862
Monroe County Hospital Finance Authority, Refunding RB, Mercy Memorial Hospital Corp. Obligation, 5.50%, 6/01/35	1,565	1,680,575
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	915	1,169,599
		7,894,808
Minnesota — 0.8%
City of Woodbury, Refunding RB, MSA Building Co., Series A, 5.00%, 12/01/43	885	893,930
Minnesota State Higher Education Facilities Authority, RB, College of St. Benedict, Series 7-M, 5.13%, 3/01/36	275	291,808
St. Paul Housing & Redevelopment Authority, RB, Nova Classical Academy, Series A, 6.63%, 9/01/42	500	559,615
St. Paul Port Authority, RB, Energy Park Utility Co. Project, AMT, 5.70%, 8/01/36	1,265	1,287,352
		3,032,705
Mississippi — 0.6%
Warren County Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, AMT, 5.38%, 12/01/35	2,000	2,199,760

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Missouri — 0.9%
City of Kansas City Missouri, Tax Allocation Bonds, Kansas City MainCor Project, Series A, 5.25%, 3/01/18	$600	$631,230
Kirkwood IDA Missouri, RB, Aberdeen Heights, Series A, 8.25%, 5/15/39	435	520,652
Poplar Bluff Regional Transportation Development District, RB, 4.75%, 12/01/42	2,200	2,192,938
		3,344,820
Nebraska — 0.4%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	445	482,238
5.00%, 9/01/42	780	826,675
		1,308,913
Nevada — 0.4%
County of Clark Nevada, RB, Southwest Gas Corp. Project, Series A, AMT (NPFGC), 4.75%, 9/01/36	20	20,213
County of Clark Nevada, Special Assessment Bonds, Refunding, Special Improvement District No. 142, Mountain’s Edge:
4.00%, 8/01/22	885	883,646
4.00%, 8/01/23	555	550,777
		1,454,636
New Hampshire — 1.0%
New Hampshire Health & Education Facilities Authority, Refunding RB:
Dartmouth-Hitchcock, 6.00%, 8/01/38	435	509,307
Havenwood-Heritage Heights, Series A, 5.40%, 1/01/30	500	505,645
Southern New Hampshire University, 5.00%, 1/01/34	2,500	2,705,075
		3,720,027
New Jersey — 5.3%
Burlington County Bridge Commission, Refunding RB, The Evergreens Project, 5.63%, 1/01/38	750	779,242
New Jersey EDA, RB:
Cigarette Tax, 5.75%, 6/15/14 (g)	1,100	1,186,680
Cigarette Tax, 5.75%, 6/15/14 (g)	535	577,158
Continental Airlines, Inc. Project, AMT, 5.13%, 9/15/23	1,965	1,964,214
Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	840	840,672
Kapkowski Road Landfill Project, Series 1998B-MB, AMT, 6.50%, 4/01/31	3,000	3,542,220
Patterson Charter School for Science and Technology, Inc. Project, Series A, 6.10%, 7/01/44	660	718,014
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B, 7.13%, 12/01/23	580	743,386
New Jersey Health Care Facilities Financing Authority, RB:
Pascack Valley Hospital Association, 6.63%, 7/01/36 (d)(e)	650	6
RWJ Healthcare Corp., Series B (Radian), 5.00%, 7/01/35	1,570	1,583,942
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Barnabas Health, Series A, 5.63%, 7/01/37	1,000	1,124,550
St. Joseph’s Healthcare System, 6.63%, 7/01/38	725	837,462
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	4,955	4,930,374
		18,827,920
New Mexico — 0.7%
City of Farmington New Mexico, Refunding RB, Arizona Public Service, Series A, 4.70%, 5/01/24	500	558,315
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion, 5.50%, 7/01/42	2,030	2,078,253
		2,636,568

Municipal Bonds	Par (000)	Value
New York — 3.0%
Chautauqua County Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	$1,615	$1,816,972
Genesee County Industrial Development Agency New York, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/32	500	490,095
New York City Industrial Development Agency, RB, AMT:
American Airlines, Inc., JFK International Airport, 8.00%, 8/01/28 (b)(d)(e)	235	270,722
British Airways Plc Project, 7.63%, 12/01/32	1,500	1,537,635
JetBlue Airways Corp. Project, 5.13%, 5/15/30	1,750	1,719,287
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	375	441,229
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	1,265	1,291,401
Onondaga Civic Development Corp., RB, St. Joseph’s Hospital Health Center, 5.00%, 7/01/42	1,220	1,244,034
Westchester County Industrial Development Agency New York, RB, Kendal on Hudson Project, Series A, 6.38%, 1/01/24	1,500	1,501,290
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	410	463,661
		10,776,326
North Carolina — 1.9%
City of Charlotte North Carolina, Refunding RB, Charlotte-Douglas International Airport, Special Facilities Revenue, US Airway, Inc. Project, AMT, 5.60%, 7/01/27	1,180	1,157,073
North Carolina Capital Facilities Finance Agency, Refunding RB, High Point University, 4.38%, 5/01/34	2,100	2,167,263
North Carolina Medical Care Commission, RB, First Mortgage, Galloway Ridge Project, Series A, 6.00%, 1/01/39	1,520	1,613,449
North Carolina Medical Care Commission, Refunding RB:
Carolina Village Project, 6.00%, 4/01/38	1,000	1,052,650
First Mortgage, Whitestone, Series A, 7.75%, 3/01/41	830	947,337
		6,937,772
Ohio — 1.9%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed Bonds, Series A-2, 5.75%, 6/01/34	4,460	3,958,384
County of Hamilton Ohio, RB, Christ Hospital Project, 5.00%, 6/01/42	1,120	1,199,856
State of Ohio, RB, Ford Motor Co. Project, AMT, 5.75%, 4/01/35	1,720	1,783,657
		6,941,897
Oklahoma — 0.5%
Oklahoma County Finance Authority, Refunding RB, Epworth Villa Project, Series A, 5.13%, 4/01/42	1,025	989,176
Oklahoma Development Finance Authority, Refunding RB, Inverness Village Community, 6.00%, 1/01/32	695	755,375
		1,744,551
Pennsylvania — 6.0%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Pennsylvania, Series A, 5.38%, 11/15/40	2,140	1,461,406
Allegheny County IDA, RB, US Steel Corp. Project, AMT, 5.75%, 8/01/42	1,500	1,461,030
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	1,185	1,273,614
5.00%, 5/01/42	2,730	2,907,914
City of Philadelphia Pennsylvania Gas Works, RB, Ninth Series, 5.25%, 8/01/40	1,000	1,074,270

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Cumberland County Municipal Authority, Refunding RB, Diakon Lutheran, 6.38%, 1/01/39	$2,680	$2,998,384
Lancaster County Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.50%, 7/01/40	835	896,373
Lehigh County General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 7/01/32 (a)	2,095	2,050,146
Pennsylvania Economic Development Financing Authority, RB, US Airways Group, Series A, 7.50%, 5/01/20	1,200	1,353,132
Pennsylvania Higher Educational Facilities Authority, RB, 5.00%, 10/01/44	2,025	2,187,040
Pennsylvania Higher Educational Facilities Authority, Refunding RB, LaSalle University, 5.00%, 5/01/37	1,500	1,646,475
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	1,865	2,012,279
		21,322,063
Puerto Rico — 2.4%
Puerto Rico Electric Power Authority, RB:
Series A, 5.00%, 7/01/42	965	915,167
Series WW, 5.50%, 7/01/38	1,000	1,009,430
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series U, 5.25%, 7/01/42	2,210	2,098,947
Puerto Rico Public Finance Corp., Refunding RB, Series B, 5.50%, 8/01/31	2,500	2,527,125
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	750	833,258
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, First Sub-Series C, 5.96%, 8/01/38 (c)	5,000	1,112,900
		8,496,827
Tennessee — 0.7%
Johnson City Health & Educational Facilities Board, RB, Mountain States Health, 5.00%, 8/15/42	1,000	1,093,380
Tennessee Energy Acquisition Corp., RB, Series A, 5.25%, 9/01/26	1,250	1,420,375
		2,513,755
Texas — 11.8%
Bexar County Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 7/01/45	1,320	1,475,747
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30	750	102,187
Central Texas Regional Mobility Authority, Refunding RB:
CAB, 4.86%, 1/01/28 (c)	3,000	1,459,830
CAB, 4.91%, 1/01/29 (c)	500	230,140
CAB, 5.04%, 1/01/30 (c)	1,330	570,916
CAB, 5.15%, 1/01/31 (c)	4,000	1,600,840
Senior Lien, 5.75%, 1/01/25	250	292,257
Senior Lien, 6.25%, 1/01/46	765	904,834
City of Houston Texas, RB, Special Facilities:
Continental Airlines, Inc. Terminal Improvement Projects, AMT, 6.63%, 7/15/38	1,110	1,235,719
Continental Airlines, Series E, AMT, 7.38%, 7/01/22	500	502,125
Continental Airlines, Series E, AMT, 6.75%, 7/01/21	630	632,350
City of Houston Texas, Refunding RB, Senior Lien, Series A, 5.50%, 7/01/39	120	137,794
Clifton Higher Education Finance Corp., ERB, Idea Public Schools:
5.50%, 8/01/31	370	405,875
5.75%, 8/01/41	280	308,764
5.00%, 8/15/42	1,360	1,455,336
Danbury Higher Education Authority, Inc., RB, A.W. Brown Fellowship Charter, Series A (ACA), 5.00%, 8/15/16 (g)	355	409,091
Fort Bend County Industrial Development Corp., RB, NRG Energy, Inc. Project, Series B, 4.75%, 11/01/42	1,705	1,782,612

Municipal Bonds	Par (000)	Value
Texas (concluded)
Gulf Coast IDA, RB, Citgo Petroleum Project, AMT, 4.88%, 5/01/25	$1,580	$1,598,849
Harris County-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G, 5.91%, 11/15/41 (c)	350	65,170
Houston Higher Education Finance Corp., RB, Cosmos Foundation, Inc., Series A:
6.50%, 5/15/31	1,000	1,247,310
6.88%, 5/15/41	205	259,801
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project:
5.25%, 11/01/40	500	547,275
AMT, 5.00%, 11/01/28	530	579,931
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	290	341,101
North Texas Education Finance Corporation, ERB, Uplift Education, Series A, 5.13%, 12/01/42	1,255	1,345,987
North Texas Tollway Authority, RB, CAB, Special Projects System, Series B, 5.27%, 9/01/37 (c)	725	200,876
North Texas Tollway Authority, Refunding RB, Toll, Second Tier, Series F, 6.13%, 1/01/31	1,150	1,262,769
Red River Health Facilities Development Corp., First MRB:
Eden Home, Inc. Project, 7.25%, 12/15/42	1,330	1,432,476
Wichita Falls Retirement Foundation Project, 5.13%, 1/01/41	600	604,842
Sam Rayburn Municipal Power Agency, Refunding RB, 5.00%, 10/01/21	500	596,700
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A:
CC Young Memorial Home, 8.00%, 2/15/38	330	378,045
Senior Living Center Project, 8.25%, 11/15/44	800	890,552
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Northwest Senior Housing, Edgemere Project, Series A, 6.00%, 11/15/36	1,500	1,594,935
Texas Municipal Gas Acquisition & Supply Corp. III, Gas Supply, RB, 5.00%, 12/15/29	1,360	1,476,865
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,320	2,823,533
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,740	2,080,327
Texas State Public Finance Authority, Refunding ERB, KIPP, Inc., Series A (ACA):
5.00%, 2/15/28	680	695,871
5.00%, 2/15/36	2,000	2,041,740
Texas State Turnpike Authority, RB, CAB (AMBAC) (c):
5.93%, 8/15/30	5,200	1,855,620
6.01%, 8/15/35	10,000	2,617,800
Texas Transportation Commission, Refunding RB, First Tier, Series A, 5.00%, 8/15/41	1,890	2,052,219
		42,097,011
US Virgin Islands — 0.6%
Virgin Islands Public Finance Authority, RB, Matching Fund Loan Note, Series A, 5.00%, 10/01/32	2,025	2,195,546
Utah — 0.3%
Utah State Charter School Finance Authority, RB, Navigator Pointe Academy, Series A, 5.63%, 7/15/40	1,000	1,064,660
Vermont — 0.3%
Vermont EDA, Refunding MRB, Wake Robin Corp. Project, 5.40%, 5/01/33	930	979,671
Virginia — 5.9%
Albemarle County IDA, Refunding RB, Westminster-Canterbury, 5.00%, 1/01/31	500	510,710
City of Norfolk Virginia, Refunding RB, Series B (AMBAC), 5.50%, 2/01/31	220	220,268

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	19

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Virginia (concluded)
Fairfax County EDA, Refunding RB, Goodwin House, Inc.:
5.13%, 10/01/37	$2,040	$2,114,134
5.13%, 10/01/42	1,185	1,224,460
Hanover County Economic Development Authority, Refunding RB, Residential Care Facility, Covenant Woods, Series A:
5.00%, 7/01/42	770	767,644
5.00%, 7/01/47	1,015	1,003,480
Lexington IDA, Refunding MRB, Kendal at Lexington, Series A, 5.38%, 1/01/28	210	214,654
Mosaic District Community Development Authority, RB, Special Assessment Bonds, Series A:
6.63%, 3/01/26	515	589,819
6.88%, 3/01/36	450	511,133
Route 460 Funding Corp. of Virginia Toll Road, RB, Senior Lien:
CAB, Series B, 5.45%, 7/01/42 (c)	2,515	515,097
CAB, Series B, 5.47%, 7/01/43 (c)	2,600	501,410
CAB, Series B, 5.49%, 7/01/44 (c)	2,660	483,774
CAB, Series B, 5.50%, 7/01/45 (c)	2,095	358,957
Series A, 5.13%, 7/01/49	920	979,791
Virginia Small Business Financing Authority, RB, Senior Lien, AMT:
Elizabeth River Crossings LLC Project, 5.25%, 1/01/32	420	451,529
Elizabeth River Crossings LLC Project, 6.00%, 1/01/37	3,290	3,714,213
Elizabeth River Crossings LLC Project, 5.50%, 1/01/42	860	930,726
Express Lanes LLC, 5.00%, 7/01/34	1,700	1,742,092
Express Lanes LLC, 5.00%, 1/01/40	3,640	3,716,695
Watkins Centre Community Development Authority, RB, 5.40%, 3/01/20	650	634,874
		21,185,460
Washington — 1.7%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 9/01/42	1,005	1,004,920
King County, Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	545	604,405
Tobacco Settlement Authority of Washington, RB, Asset-Backed, 6.50%, 6/01/26	2,240	2,307,155
Washington Health Care Facilities Authority, RB:
Kadlec Regional Medical Center, 5.00%, 12/01/42	1,000	1,043,070
Swedish Health Services, Series A, 6.75%, 5/15/21 (g)	730	1,032,870
		5,992,420
West Virginia — 0.5%
City of Princeton West Virginia, Refunding RB, Princeton Community Hospital Project, 5.00%, 5/01/27	1,575	1,700,417
Wisconsin — 0.5%
Public Finance Authority, Refunding RB, Senior Obligated Group, Series B, AMT, 5.00%, 7/01/42	1,500	1,522,680
Wisconsin Health & Educational Facilities Authority, Refunding RB, St. John’s Communities, Inc., Series A:
7.25%, 9/15/29	75	86,491
7.63%, 9/15/39	145	168,641
		1,777,812
Total Municipal Bonds — 86.7%		310,027,854

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
California — 0.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	$480	$557,913
City of Los Angeles California Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	1,680	1,894,746
		2,452,659
Colorado — 1.7%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/40	5,595	6,104,816
District of Columbia — 0.3%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/35 (i)	950	1,145,808
Florida — 1.1%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	3,500	3,951,713
Illinois — 4.6%
City of Chicago Illinois, RB, General Airport, Third Lien, Series A (NPFGC), 5.00%, 1/01/33	3,495	3,766,003
City of Chicago Illinois, Refunding RB, 5.00%, 11/01/42	8,616	9,736,947
Illinois Finance Authority, RB, Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,480	2,931,831
		16,434,781
Michigan — 0.8%
Detroit Water and Sewerage Department, Refunding RB, Senior Lien, Series A:
5.00%, 7/01/32	963	1,021,528
5.25%, 7/01/39	1,662	1,793,278
		2,814,806
New York — 7.2%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,720	2,040,359
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Second General Resolution:
Series EE, 5.50%, 6/15/43	3,795	4,498,783
Series HH, 5.00%, 6/15/31 (i)	3,015	3,585,795
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	7,725	8,923,336
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	2,520	2,997,817
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	3,405	3,662,771
		25,708,861
Ohio — 1.3%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	2,200	2,438,898
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	2,010	2,329,106
		4,768,004
South Carolina — 0.5%
South Carolina State Housing Finance & Development Authority, Refunding RB, Series B-1, 5.55%, 7/01/39	1,509	1,630,170
Virginia — 0.8%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,501	2,760,192
Washington — 0.9%
City of Bellingham Washington, RB, Water & Sewer, 5.00%, 8/01/40	2,999	3,386,472

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Wisconsin — 0.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.25%, 4/01/39 (i)	$2,180	$2,415,055
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 20.6%		73,573,337
Total Long-Term Investments (Cost — $356,173,984) — 107.3%		383,601,191

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.01% (j)(k)	10,469,794	$10,469,794
Total Short-Term Securities (Cost — $10,469,794) — 2.9%		10,469,794
Total Investments (Cost — $366,643,778) — 110.2%		394,070,985
Other Assets Less Liabilities — 1.0%		3,720,588
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (11.2)%		(40,243,809)
Net Assets — 100.0%		$357,547,764

Notes to Schedule of Investments

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
JPMorgan Chase & Co.	$2,728,033	$(7,487)
BB&T	$2,050,146	$(608)

(b)	Variable rate security. Rate shown is as of report date.
(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(g)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(h)
Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)
All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements is $3,574,306.

(j)
Investments in issuers considered to be an affiliate of the Fund during the period ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2012	Net Activity	Shares Held at December 31, 2012	Income
FFI Institutional Tax-Exempt Fund	25,189,057	(14,719,263)	10,469,794	$931

(k)	Represents the current yield as of report date.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	21

Schedule of Investments (concluded)	BlackRock High Yield Municipal Fund

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$383,601,191	—	$383,601,191
Short-Term Securities	$10,469,794	—	—	10,469,794
Total	$10,469,794	$383,601,191	—	$394,070,985
[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(119)	—	$(119)
TOB trust certificates	—	(40,222,094)	—	(40,222,094)
Total	—	$(40,222,213)	—	$(40,222,213)

There were no transfers between levels during the six months ended December 31, 2012.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Schedule of Investments December 31, 2012 (Unaudited)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 1.2%
Alabama Incentives Financing Authority, RB, Series A, 5.00%, 9/01/42	$15,000	$16,804,950
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	15,500	18,166,775
Birmingham Special Care Facilities Financing Authority, RB (AGC), 6.00%, 6/01/39	15,695	18,294,720
Courtland IDB Alabama, RB, International Paper Co. Projects, Series A, 6.25%, 11/01/33	2,590	2,988,782
Courtland IDB Alabama, Refunding RB, AMT:
Champion International Corp. Project, 6.00%, 8/01/29	195	196,223
International Paper Co., Series B, 6.25%, 8/01/25	750	770,070
Prattville IDB, RB, Recovery Zone Facility Series C, 6.25%, 11/01/33	3,380	3,900,418
		61,121,938
Alaska — 0.2%
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC):
6.00%, 9/01/28	2,000	2,464,620
6.00%, 9/01/32	5,250	6,377,700
		8,842,320
Arizona — 0.3%
Maricopa County & Phoenix IDA, Refunding RB, S/F, Series A-2, AMT (Ginnie Mae), 5.80%, 7/01/40	805	829,464
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	3,100	2,186,275
Peoria Improvement District No. 8401 Arizona, Special Assessment Bonds, No. 8802, 7.20%, 1/01/13	510	510,000
Pima County IDA, RB, Tucson Electric Power, Series A, 6.38%, 9/01/29	4,065	4,089,837
Pinal County IDA Arizona, RB, San Manuel Facility Project, AMT, 6.25%, 6/01/26	500	504,990
Vistancia Community Facilities District Arizona, GO:
6.75%, 7/15/22	3,000	3,008,820
5.75%, 7/15/24	2,125	2,251,013
		13,380,399
California — 17.2%
ABAG Finance Authority for Nonprofit Corps, Refunding RB, Sharp Healthcare, 6.25%, 8/01/39	9,000	10,635,120
California Health Facilities Financing Authority, RB:
Catholic Healthcare West, Series J, 5.63%, 7/01/32	10,000	10,872,000
Sutter Health, Series A, 5.25%, 11/15/46	20,000	21,830,400
Sutter Health, Series B, 6.00%, 8/15/42	21,340	25,479,747
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	5,100	5,331,183
Catholic Healthcare West, Series A, 6.00%, 7/01/39	11,905	14,038,495
Stanford Hospital, Series A-3, 5.50%, 11/15/40	10,645	12,605,383
California State Public Works Board, RB:
Sub-Series A-1 Various Capital Projects, 6.00%, 3/01/35	14,125	16,649,137
Sub-Series I-1, 6.38%, 11/01/34	11,680	14,042,630
Sub-Series I-1, 6.63%, 11/01/34	7,530	9,183,964
Sub-Series I-1 Various Capital Projects, 6.13%, 11/01/29	10,000	12,221,500
California State University, Refunding RB, Series A, 5.00%, 11/01/42	10,000	11,399,900
California Statewide Communities Development Authority, RB:
Health Facility, Memorial Health Services, Series A, 6.00%, 4/01/13 (a)	9,880	10,020,592
Kaiser Permanente, Series A, 5.00%, 4/01/42	67,000	74,879,870

Municipal Bonds	Par (000)	Value
California (continued)
California Statewide Communities Development Authority, RB (concluded):
Kaiser Permanente, Series B, 5.25%, 3/01/45	$10,000	$10,647,500
Sutter Health, Series A, 6.00%, 8/15/42	10,190	12,166,758
California Statewide Communities Development Authority, Refunding RB, Catholic Healthcare West:
Series B, 5.50%, 7/01/30	2,970	3,318,827
Series E, 5.50%, 7/01/31	1,920	2,131,757
Chula Vista Community Facilities District California, Special Tax Bonds, District No. 06-1, Eastlake-Woods, Improvement Area A, 6.15%, 9/01/26	3,215	3,251,555
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	5,850	6,888,375
City of Los Angeles California Wastewater System, Refunding RB, Series A (NPFGC), 5.00%, 6/01/34	20,000	21,620,200
City of Newport Beach California, Refunding RB, Hoag Memorial Hospital Presbyterian, 6.00%, 12/01/40	7,485	9,157,972
City of San Jose California, RB, Convention Center Expansion & Renovation Project, Series 2011 Special Hotel Tax:
6.50%, 5/01/36	1,510	1,816,726
6.50%, 5/01/42	5,130	6,151,691
City of San Jose California, Refunding ARB, AMT:
California Airport, Series A-1, 5.75%, 3/01/34	6,010	6,958,378
Series A (AMBAC), 5.50%, 3/01/32	6,410	6,882,161
County of Sacramento California, RB, Subordinated and Passenger Facility Charges/Grant, Series C:
6.00%, 7/01/39	16,745	19,570,384
6.00%, 7/01/41	13,240	15,473,985
Cucamonga Valley Water District, Refunding RB (AGM), 5.38%, 9/01/35	26,315	31,074,331
East Bay Municipal Utility District, Refunding RB, Sub-Series A, 5.00%, 6/01/36	9,000	10,461,510
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/40	3,500	4,295,550
Los Angeles Department of Water & Power, RB
Power System:
Sub-Series A-1 (AGM), 5.00%, 7/01/35	40,000	43,371,200
Series B, 5.00%, 7/01/37	6,100	7,047,452
Series B, 5.00%, 7/01/43	21,000	24,131,100
Los Angeles Department of Water & Power, Refunding RB, System, Series A, 5.25%, 7/01/39	40,000	46,328,400
Los Angeles Municipal Improvement Corp., RB, Real Property, Series E:
6.00%, 9/01/34	4,540	5,259,136
6.00%, 9/01/39	9,450	10,965,213
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	10,000	11,280,400
Modesto Irrigation District, COP, Capital Improvements, Series A, 6.00%, 10/01/39	11,755	13,469,232
Orange County Sanitation District, COP, Series A, 5.00%, 2/01/35	10,000	11,294,100
Orange County Water District, COP:
Refunding, 5.00%, 8/15/39	15,000	16,981,650
Series B (NPFGC), 5.00%, 8/15/34	10,000	10,225,700
San Diego Community College District California, GO, Election of 2002 (AGM), 5.00%, 5/01/15 (a)	20,000	22,108,200
San Francisco City & County Airports Commission, RB, Series E, 6.00%, 5/01/39	24,300	28,628,802
San Francisco City & County Airports Commission, Refunding RB, Second Series 34E, AMT (AGM):
5.75%, 5/01/21	8,220	9,739,960
5.75%, 5/01/23	17,000	19,831,520
San Francisco City & County Redevelopment Agency, Special Tax Bonds, Community Facilities District No. 6-Mission, Series A:
6.00%, 8/01/21	5,000	5,009,700
6.00%, 8/01/25	2,550	2,554,080

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	23

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
California (concluded)
San Joaquin County Transportation Authority, Refunding RB, Limited Tax Measure K, Series A:
6.00%, 3/01/36	$12,830	$15,860,831
5.50%, 3/01/41	25,740	30,369,339
San Jose Financing Authority, Refunding RB, Civic Center Project, Series B (AMBAC), 5.00%, 6/01/32	9,060	9,087,995
San Juan Water District, COP, Series A, 6.00%, 2/01/39	10,000	11,680,800
State of California, GO, Various Purpose:
6.50%, 4/01/33	41,490	51,660,859
6.00%, 4/01/35	6,305	7,505,913
6.00%, 4/01/38	35,665	42,255,179
Tahoe-Truckee Unified School District, GO, School Facility Improvement District 2, Election of 2002, Series A (NPFGC), 5.25%, 8/01/13 (a)	2,535	2,607,577
Tuolumne Wind Project Authority, RB, Tuolumne Co. Project, Series A, 5.88%, 1/01/29	19,355	22,997,417
University of California, RB, Series O, 5.75%, 5/15/34	1,450	1,740,131
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/42	4,580	5,226,925
		910,276,392
Colorado — 0.5%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	4,315	5,166,220
Parker Water & Sanitation District, GO, Refunding, 5.00%, 8/01/43	11,595	13,202,879
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment:
8.00%, 12/01/25	7,700	7,952,021
Subordinate, 8.13%, 12/01/25	1,370	1,369,972
		27,691,092
Connecticut — 0.7%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series A-2, 5.00%, 7/01/40	1,390	1,591,356
Series Z-1, 5.00%, 7/01/42	33,145	36,673,948
		38,265,304
Delaware — 0.3%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	15,500	17,456,255
District of Columbia — 0.9%
District of Columbia, RB, Series A, 5.50%, 12/01/30	20,530	25,119,892
District of Columbia Water & Sewer Authority, Refunding RB, Series A:
6.00%, 10/01/35	12,630	15,231,148
5.50%, 10/01/39	6,475	7,475,323
		47,826,363
Florida — 3.8%
Anthem Park Community Development District, Special Assessment Bonds, 5.80%, 5/01/36 (b)(c)	1,755	1,256,826
County of Escambia Florida, RB, International Paper Co. Projects, Series B, 6.25%, 11/01/33	7,500	8,654,775
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	9,300	11,247,420
Series B-1, 5.75%, 7/01/33	2,400	2,786,448
Series B-1, 6.00%, 7/01/38	30,000	35,212,800
County of Miami-Dade Florida, Refunding RB:
Miami International Airport, Series A AMT (AGC), 5.50%, 10/01/26	7,000	7,859,600
Miami International Airport, Series A AMT (AGC), 5.50%, 10/01/27	5,495	6,138,410
Water & Sewer Systems, Series C, 6.00%, 10/01/23	25,000	31,002,250

Municipal Bonds	Par (000)	Value
Florida (concluded)
Fiddlers Creek Community Development District No. 2, Special Assessment Bonds, Series A, 6.38%, 5/01/35 (b)(c)	$6,850	$3,601,319
Florida Housing Finance Corp., Refunding RB, AMT, Homeowner Mortgage, Series 1 (Ginnie Mae), 6.00%, 7/01/39	2,605	2,728,685
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.13%, 6/01/27	10,000	11,586,100
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 5/01/33	935	935,524
Highland Meadows Community Development District, Special Assessment Bonds, Series A, 5.50%, 5/01/36 (b)(c)	1,090	439,652
Highlands County Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	4,990	5,842,242
Hillsborough County IDA, RB, National Gypsum Co., AMT:
Series A, 7.13%, 4/01/30	6,000	6,008,400
Series B, 7.13%, 4/01/30	7,750	7,753,178
Jacksonville Electric Authority Florida, RB:
Scherer 4 Project, Series A, 6.00%, 10/01/37	11,225	11,867,743
Sub-Series A, 5.63%, 10/01/32	10,525	12,066,386
Sub-Series A, 5.50%, 10/01/39	10,000	10,462,300
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	6,000	7,667,160
State of Florida, GO, Board of Education, Series A:
5.38%, 6/01/33	4,000	4,739,200
5.50%, 6/01/38	4,790	5,681,371
State of Florida, RB, Board of Education Lottery Revenue, Series A, 5.75%, 7/01/28	3,890	4,609,494
Sterling Hill Community Development District, Refunding RB, Special Assessment Bonds, Series B, 5.50%, 11/01/10 (b)(c)	160	112,032
Watergrass Community Development District, Special Assessment Bonds, Series B:
5.13%, 11/01/14	1,000	783,650
6.96%, 11/01/17	1,295	1,218,828
		202,261,793
Georgia — 2.8%
City of Atlanta Georgia, Refunding RB, General, Series C, 6.00%, 1/01/30	30,000	37,080,300
DeKalb County Hospital Authority Georgia, Refunding RB, Dekalb Medical Center, Inc. Project, 6.13%, 9/01/40	2,000	2,342,900
Fulton County Residential Care Facilities for the Elderly Authority, Refunding RB, Canterbury Court Project, Series A, 6.00%, 2/15/22	2,250	2,252,723
Municipal Electric Authority of Georgia, Refunding RB:
Project One, Sub-Series D, 6.00%, 1/01/23	10,000	12,250,400
Series EE (AMBAC), 7.00%, 1/01/25	20,000	28,790,600
Series Y (AMBAC), 6.40%, 1/01/13	2,810	2,810,000
Series Y (AMBAC), 6.40%, 1/01/13	195	195,000
Private Colleges & Universities Authority, Refunding RB, Emory University, Series A, 5.00%, 9/01/41	45,515	52,041,396
Richmond County Development Authority, RB, Recovery Zone Facility, International Paper Co., Series B, 6.25%, 11/01/33	3,625	4,183,141
Rockdale County Development Authority, RB, Visy Paper Project, Series A, AMT, 6.13%, 1/01/34	5,000	5,223,750
		147,170,210
Illinois — 7.6%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 3/01/27	1,000	923,990

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Illinois (concluded)
Chicago Board of Education Illinois, GO, Series A, 5.50%, 12/01/39	$39,205	$45,786,343
Chicago Transit Authority, RB, Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	15,000	17,466,150
City of Chicago Illinois, GARB, O’Hare International Airport, General Third Lien:
Series B-2 AMT (NPFGC), 6.00%, 1/01/27	17,690	18,432,096
Series B-2 AMT (Syncora), 6.00%, 1/01/29	70,000	72,858,100
Series C, 6.50%, 1/01/41	24,325	31,117,027
City of Chicago Illinois Wastewater Transmission, RB, Series A (BHAC), 5.50%, 1/01/38	3,000	3,402,450
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/38	7,020	8,404,414
Carle Foundation, Series A, 6.00%, 8/15/41	6,450	7,715,232
Carle Foundation, Series A (AGM), 6.00%, 8/15/41	3,675	4,344,548
Community Rehabilitation Providers Facilities, Series A, 6.50%, 7/01/22	870	874,298
DePaul University, Series A, 6.13%, 10/01/40	11,675	13,680,415
Rush University Medical Center Obligation Group, Series B, 7.25%, 11/01/30	5,280	6,679,094
Rush University Medical Center, Series C, 6.38%, 11/01/29	2,860	3,462,402
University of Chicago, Series B, 6.25%, 7/01/38	25,000	30,712,500
Illinois Finance Authority, Refunding RB:
Ascension Health Alliance, 5.00%, 11/15/42	29,675	33,043,706
Central DuPage Health, Series B, 5.50%, 11/01/39	4,205	4,731,003
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	29,545	34,579,764
Northwestern Memorial Hospital, Series B, 6.00%, 8/15/39	1,200	1,278,372
OSF Healthcare System, Series A, 7.00%, 11/15/14 (a)	3,335	3,742,270
OSF Healthcare System, Series A, 7.13%, 11/15/14 (a)	1,970	2,214,792
OSF Healthcare System, Series A, 6.00%, 5/15/39	10,225	11,808,239
Roosevelt University Project, 6.50%, 4/01/39	8,000	9,110,160
Rush University Medical Center Obligation Group, Series A, 7.25%, 11/01/30	6,900	8,728,362
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	13,865	16,697,897
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	10,000	10,014,400
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,335	1,341,715
		403,149,739
Indiana — 1.9%
Indiana Finance Authority, Refunding RB:
Duke Energy Indiana Project, Series B, 6.00%, 8/01/39	11,000	12,807,850
Improvement, U.S. Steel Corp., 6.00%, 12/01/26	12,715	13,027,280
Parkview Health System, Series A, 5.75%, 5/01/31	1,570	1,815,312
Trinity Health, Series A, 5.63%, 12/01/38	12,000	13,744,320
Indiana Municipal Power Agency, RB, Series B:
5.75%, 1/01/34	700	729,421
6.00%, 1/01/39	17,620	21,101,360
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.50%, 1/01/38	21,900	24,821,679
5.75%, 1/01/38	12,800	14,606,592
		102,653,814

Municipal Bonds	Par (000)	Value
Iowa — 0.7%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	$5,600	$6,372,184
Iowa Student Loan Liquidity Corp., RB, AMT, Senior Series A-2:
5.40%, 12/01/24	15,000	17,122,350
5.50%, 12/01/25	10,000	11,402,800
		34,897,334
Kansas — 0.3%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series A, 5.00%, 11/15/34	13,200	15,064,500
Sedgwick & Shawnee Counties Kansas, RB, Mortgage-Backed Securities, Series A1, AMT (Ginnie Mae), 6.95%, 6/01/29	415	438,817
		15,503,317
Kentucky — 0.5%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A:
6.38%, 6/01/40	21,200	25,089,564
6.50%, 3/01/45	100	118,869
Kentucky State Property & Building Commission, Refunding RB, 5.50%, 11/01/28	2,650	3,107,205
		28,315,638
Louisiana — 0.8%
Louisiana HFA, RB, S/F, Series D-2, AMT (Ginnie Mae), 5.80%, 6/01/20	25	25,253
Louisiana Local Government Environmental Facilities & Community Development Authority, RB:
Series A-1, 6.50%, 11/01/35	16,935	19,732,154
Westlake Chemical Corp. Project, 6.75%, 11/01/32	5,080	5,702,300
Westlake Chemical Corp. Project, Series A, 6.50%, 8/01/29	11,195	13,145,729
New Orleans Aviation Board Louisiana, Refunding GARB, Restructuring (AGC), 6.00%, 1/01/23	1,370	1,635,629
		40,241,065
Maine — 0.4%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center:
7.50%, 7/01/32	12,365	15,692,669
6.95%, 7/01/41	2,155	2,609,295
		18,301,964
Maryland — 0.2%
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System, Series B (NPFGC), 7.00%, 7/01/22	4,205	5,149,569
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community, 6.25%, 1/01/41	6,000	6,859,140
		12,008,709
Massachusetts — 1.5%
Massachusetts Development Finance Agency, RB:
Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	1,375	1,623,421
Linden Ponds, Inc. Facility, Series A-1, 6.25%, 11/15/39	705	527,788
Linden Ponds, Inc. Facility, Series A-2, 5.50%, 11/15/46	38	23,528
Linden Ponds, Inc. Facility, Series B, 0.00%, 11/15/56 (d)	187	1,000

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	25

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Massachusetts (concluded)
Massachusetts Development Finance Agency, Refunding RB:
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42	$10,000	$10,156,900
Harvard University, Series B-1, 5.00%, 10/15/40	30,000	34,839,300
Massachusetts HFA, RB, Series B, 7.00%, 12/01/38	4,585	5,295,308
Massachusetts School Building Authority, RB:
2012-2, Series A (AGM), 5.00%, 8/15/15 (a)	4,065	4,533,288
2012-2, Series A (AGM), 5.00%, 8/15/30	165	180,240
Senior Series B, 5.00%, 10/15/35	20,000	23,237,000
		80,417,773
Michigan — 1.4%
Lansing Board of Water & Light, RB, Series A, 5.50%, 7/01/41	6,485	7,682,779
Michigan State Building Authority, Refunding RB, Facilities Program, Series I:
6.00%, 10/15/38	12,255	14,655,019
6.25%, 10/15/38	7,500	9,069,675
Michigan State HDA, RB, Series C, 5.50%, 12/01/28	1,690	1,833,177
Michigan State Hospital Finance Authority, Refunding RB, Hospital Henry Ford Health, 5.75%, 11/15/39	4,130	4,709,315
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, Series A, AMT (Syncora), 5.50%, 6/01/30	7,345	7,438,943
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital:
8.25%, 9/01/39	18,130	23,174,672
Series W, 6.00%, 8/01/39	5,095	5,799,486
		74,363,066
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB:
Fairview Health Services, Series A, 6.75%, 11/15/32	5,870	7,032,847
Series B (AGC), 6.50%, 11/15/38	17,545	21,419,463
Ramsey County Housing & Redevelopment Authority Minnesota, RB, Hanover Townhouses Project, AMT (US Bank NA LOC), 6.00%, 7/01/31	1,110	1,111,798
		29,564,108
Mississippi — 0.1%
County of Warren Mississippi, Refunding RB, International Paper Co. Project, Series B, AMT, 6.75%, 8/01/21	1,700	1,703,553
Harrison County Wastewater Management District, Refunding RB, Wastewater Treatment Facilities, Series A (NPFGC), 8.50%, 2/01/13 (e)	715	719,633
		2,423,186
Missouri — 0.1%
City of Fenton Missouri, Tax Allocation Bonds, Refunding, Gravois Bluffs Redevelopment Project, 5.00%, 4/01/14	1,000	1,041,640
City of St. Louis Missouri, RB, Lambert-St. Louis International, Series A-1, 6.25%, 7/01/29	1,175	1,391,376
		2,433,016
Nevada — 2.3%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	12,925	15,199,671
City of Reno Nevada, Special Assessment Bonds, Somerset Parkway, 6.63%, 12/01/22	1,520	1,542,542
Clark County Water Reclamation District, GO, Series B:
5.75%, 7/01/34	3,125	3,840,250
5.75%, 7/01/38	32,685	39,942,704
County of Clark Nevada, RB, Series B, 5.75%, 7/01/42	51,700	59,629,229
		120,154,396

Municipal Bonds	Par (000)	Value
New Hampshire — 0.3%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	$15,500	$18,147,710
New Jersey — 3.6%
Cape May County Industrial Pollution Control Financing Authority, Refunding RB, Atlantic City Electric Co., Series A (NPFGC), 6.80%, 3/01/21	5,000	6,572,000
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM) (a):
5.80%, 11/01/15	3,125	3,582,719
5.80%, 11/01/15	8,310	9,527,166
5.80%, 11/01/15	4,340	4,975,680
Monmouth County Improvement Authority, RB, Brookdale Community College Project, 6.00%, 8/01/38	3,600	4,350,744
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	26,500	27,950,345
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	8,270	9,390,006
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B:
7.13%, 12/01/23	2,870	3,678,479
7.50%, 12/01/32	9,200	11,550,876
New Jersey Health Care Facilities Financing Authority, Refunding RB, AHS Hospital Corp., 6.00%, 7/01/41	28,385	34,899,925
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	950	1,079,799
5.75%, 12/01/27	500	571,985
5.75%, 12/01/28	450	509,279
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA:
6.38%, 10/01/28	1,430	1,542,512
6.50%, 10/01/38	2,165	2,277,558
New Jersey State Housing & Mortgage Finance Agency, Refunding RB, Series B (AGM), 6.25%, 11/01/26	640	644,934
New Jersey State Turnpike Authority, RB, Series C (AGM), 5.00%, 1/01/30	13,500	14,499,675
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.13%, 6/15/28	5,000	5,857,500
Series A, 5.13%, 6/15/29	12,875	15,019,846
Series A, 5.88%, 12/15/38	4,255	4,985,924
Series B, 5.25%, 6/15/36	19,510	22,173,505
Port Authority of New York & New Jersey, Refunding RB, Consolidated, GO, 152nd Series, AMT, 5.75%, 11/01/30	4,695	5,421,833
		191,062,290
New Mexico — 0.0%
County of Santa Fe New Mexico, RB (AGM), 6.00%, 2/01/27	250	312,275
New Mexico Mortgage Finance Authority, RB, S/F Mortgage Program, Series D, AMT (Fannie Mae), 6.15%, 7/01/35	1,075	1,138,339
		1,450,614
New York — 5.7%
City of New York New York, GO, Series E-1, 6.25%, 10/15/28	10,100	12,522,384
City of Niagara Falls New York, GO, Public Improvement (NPFGC), 6.90%, 3/01/24	5	5,013
Long Island Power Authority, Refunding RB, Series A, 6.00%, 5/01/33	49,450	60,012,026
Metropolitan Transportation Authority, RB, Series C, 6.50%, 11/15/28	21,870	27,740,564
See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York (concluded)
New York City Housing Development Corp., RB, Series M:
6.50%, 11/01/28	$4,300	$4,950,590
6.88%, 11/01/38	7,785	8,938,659
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	17,250	20,617,545
New York State Dormitory Authority, RB, Columbia University, 5.00%, 10/01/41	50,000	58,291,500
New York State Dormitory Authority, Refunding RB, State University Educational Facilities, Series A, 7.50%, 5/15/13	3,000	3,080,580
New York State Thruway Authority, Refunding RB:
Series G (AGM), 5.00%, 1/01/32	10,000	10,881,400
Series I, 5.00%, 1/01/42	15,000	16,761,150
New York State Urban Development Corp., RB, Series A-1 (NPFGC), 5.25%, 3/15/14 (a)	10,050	10,650,186
Sales Tax Asset Receivable Corp., Refunding RB, Series A:
(AMBAC), 5.25%, 10/15/27	13,935	14,946,263
(AMBAC), 5.00%, 10/15/32	13,000	13,873,990
(NPFGC), 5.00%, 10/15/20	10,000	10,801,200
Triborough Bridge & Tunnel Authority, RB, General:
Series A, 5.00%, 11/15/38	6,975	8,081,584
Series A-2, 5.38%, 11/15/38	5,715	6,802,907
Westchester County Industrial Development Agency New York, RB, Kendal on Hudson Project, Series A:
6.50%, 1/01/13 (a)	8,095	8,095,000
6.38%, 1/01/24	2,500	2,502,150
		299,554,691
North Carolina — 0.9%
Columbus County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, International Paper Co. Projects, Series B, 6.25%, 11/01/33	3,000	3,461,910
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 5.00%, 1/01/26	4,230	4,825,922
North Carolina Medical Care Commission, RB:
Duke University Health System, Series A, 5.00%, 6/01/35	2,000	2,294,160
Duke University Health System, Series A, 5.00%, 6/01/42	29,750	33,634,160
First Mortgage, Givens Estates Project, Series A, 6.50%, 7/01/13 (a)	2,500	2,602,075
		46,818,227
Ohio — 0.6%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A:
5.75%, 11/15/31	500	602,070
6.50%, 11/15/37	12,035	15,038,816
6.00%, 11/15/41	400	484,520
County of Montgomery Ohio, Refunding RB, Catholic Healthcare, Series A, 5.50%, 5/01/34	10,000	11,357,700
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	4,000	4,635,760
		32,118,866
Oklahoma — 0.0%
Oklahoma County Finance Authority, Refunding RB, Epworth Villa Project, Series A, 5.13%, 4/01/42	2,000	1,930,100
Oregon — 0.0%
City of Portland Oregon, HRB, Lovejoy Station Apartments Project, AMT (NPFGC), 5.90%, 7/01/23	455	455,960
Pennsylvania — 1.5%
Allegheny County IDA, Refunding RB:
Environmental Improvement, 6.75%, 11/01/24	5,785	6,161,256
Environmental Improvement, 6.88%, 5/01/30	5,000	5,360,250

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Allegheny County IDA, Refunding RB (concluded):
U.S. Steel Corp. Project, 6.75%, 12/01/27	$5,000	$5,402,600
City of Philadelphia Pennsylvania Gas Works, RB, 12th Series B (NPFGC), 7.00%, 5/15/20 (e)	3,940	4,832,134
Cumberland County Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 1/01/39	10,575	11,831,310
6.50%, 1/01/39	2,245	2,296,815
Dauphin County General Authority, Refunding RB, Pinnacle Health System Project, Series A:
6.00%, 6/01/29	12,505	14,262,953
6.00%, 6/01/36	2,960	3,341,988
Delaware County IDA Pennsylvania, Refunding RB, Resource Recovery Facility, Series A, 6.10%, 7/01/13	1,845	1,845,000
Lancaster County Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.25%, 7/01/26	1,160	1,255,596
Pennsylvania Economic Development Financing Authority, RB:
Allegheny Energy Supply Co., 7.00%, 7/15/39	12,000	14,358,120
American Water Co. Project, 6.20%, 4/01/39	3,475	4,054,665
Pennsylvania Turnpike Commission, RB, Subordinate, Special Motor License Fund, 6.00%, 12/01/36	950	1,167,521
Philadelphia Authority for Industrial Development, RB, Commercial Development, AMT, 7.75%, 12/01/17	1,265	1,266,885
		77,437,093
Puerto Rico — 1.2%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, RB, Hospital De La Concepcion, Series A, 6.13%, 11/15/25	4,000	4,016,800
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
6.38%, 8/01/39	24,100	26,504,939
6.50%, 8/01/44	30,125	33,469,176
		63,990,915
Rhode Island — 0.3%
Rhode Island Health & Educational Building Corp., Refunding RB, Public Schools Financing Program, Series E (AGC), 6.00%, 5/15/29	13,320	15,404,180
South Carolina — 0.2%
County of Richland South Carolina, Refunding RB, International Paper Co. Project, AMT, 6.10%, 4/01/23	3,000	3,062,070
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM):
6.25%, 8/01/34	1,245	1,503,064
6.50%, 8/01/39	2,785	3,402,044
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38	2,325	2,679,214
		10,646,392
Tennessee — 0.5%
Rutherford County Health & Educational Facilities Board, RB, Ascension Health Alliance, Series C, 5.00%, 11/15/47	23,740	26,821,452
Texas — 7.3%
Brazos River Harbor Navigation District, Refunding RB, Dow Chemical Co. Project, Series A7, AMT, 6.63%, 5/15/33	7,040	7,121,946
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC), 6.00%, 11/15/35	32,350	39,405,858
City of Houston Texas Airport System Revenue, Refunding RB, Sub Lien, Series B (AGM), 5.00%, 7/01/32	2,290	2,293,664
Clear Creek ISD, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	20,000	22,444,600

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	27

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Texas (concluded)
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.00%, 12/01/42	$20,100	$23,338,512
Gulf Coast Waste Disposal Authority, Refunding RB, Series A, AMT, 6.10%, 8/01/24	4,025	4,039,208
Harris County Flood Control District, GO, Refunding, Series A, 5.00%, 10/01/31	17,275	19,218,783
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B:
7.13%, 12/01/31	1,500	1,904,850
7.25%, 12/01/35	4,450	5,539,182
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	9,775	11,497,453
North Texas Tollway Authority, RB, Special Projects System, Series A, 6.00%, 9/01/41	4,815	5,993,182
North Texas Tollway Authority, Refunding RB:
First Tier System, 6.00%, 1/01/34	11,490	13,584,742
First Tier System (NPFGC), 5.75%, 1/01/40	9,870	11,254,366
First Tier System, Series A, 6.00%, 1/01/28	1,000	1,166,000
First Tier System, Series B (NPFGC), 5.75%, 1/01/40	7,720	8,802,807
First Tier System, Series K-2 (AGC), 6.00%, 1/01/38	2,225	2,543,086
Second Tier System, Series F, 6.13%, 1/01/31	25,615	28,126,807
Port of Bay City Authority Texas, RB, Hoechst Celanese Corp. Project, AMT, 6.50%, 5/01/26	4,000	4,004,480
State of Texas, GO, Refunding, Water Financial Assistance, 5.75%, 8/01/22	3,445	3,460,124
State of Texas, GO, Refunding RB, Transportation Commission, Highway Improvement, 5.00%, 4/01/42	40,845	47,291,975
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	50,000	59,104,000
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Northwest Senior Housing, Edgemere Project, Series A, 6.00%, 11/15/26	2,200	2,351,382
Texas Department of Housing & Community Affairs, MRB, Series A, AMT (NPFGC):
5.45%, 9/01/23	1,625	1,627,746
5.50%, 3/01/26	2,140	2,143,360
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	25,500	31,034,520
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	23,000	27,498,570
		386,791,203
Utah — 1.7%
City of Salt Lake City Utah, Refunding RB, IHC Hospital, Inc., Series A, 8.13%, 5/15/15 (e)	35	37,795
County of Utah UT, RB, IHC Health Services, Inc., 5.00%, 5/15/43	39,360	44,280,000
Utah Transit Authority, Refunding RB, 5.00%, 6/15/42	39,970	45,138,121
		89,455,916
Virginia — 1.2%
Virginia Housing Development Authority, RB, Rental Housing, Series A, 5.25%, 5/01/41	2,865	3,141,988
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings LLC Project, AMT, 6.00%, 1/01/37	23,085	26,061,580
Winchester IDA, Refunding RB, Valley Health, (BHAC) (AMBAC), 5.25%, 1/01/37	31,970	35,593,480
		64,797,048

Municipal Bonds	Par (000)	Value
Washington — 1.3%
Seattle Housing Authority Washington, RB:
Newholly Project, AMT, 6.25%, 12/01/35	$2,750	$2,751,265
Replacement Housing Projects, 6.13%, 12/01/32	4,150	4,152,532
University of Washington, Refunding RB, Series A, 5.00%, 7/01/41	20,000	23,177,600
Washington Healthcare Facilities Authority, RB:
MultiCare Health System, Series B (AGC), 6.00%, 8/15/39	2,000	2,338,720
Swedish Health Services, Series A, 6.75%, 5/15/21 (a)	17,500	24,760,575
Washington Healthcare Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	10,000	12,098,700
		69,279,392
Wisconsin — 2.2%
City of Superior Wisconsin, Refunding RB, Midwest Energy Resources, Series E (NPFGC), 6.90%, 8/01/21	7,000	9,296,210
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	11,000	13,342,230
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Alliance, Series D, 5.00%, 11/15/41	40,000	44,605,200
SynergyHealth, Inc., 6.00%, 11/15/23 (a)	4,490	4,639,472
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert Health, Inc., Obligated Group, Series A, 5.00%, 4/01/42	39,010	43,703,683
Wisconsin Housing & EDA, RB, Series C, AMT, 6.00%, 9/01/36	90	93,008
		115,679,803
Total Municipal Bonds — 74.8%		3,950,561,043

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Arizona — 4.1%
City of Mesa Arizona, RB, Utility System, 5.00%, 7/01/35	30,000	34,423,800
Salt River Project Agricultural Improvement & Power District, RB, Series A:
5.00%, 1/01/37	98,935	107,595,160
5.00%, 1/01/38	54,016	60,514,365
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 1/01/35	13,700	14,911,902
		217,445,227
Arkansas — 0.4%
University of Arkansas, RB, Various Facilities, UAMS Campus (NPFGC), 5.00%, 3/01/36	21,290	23,102,205
California — 4.4%
Anaheim Public Financing Authority, RB, Distribution System, Second Lien (BHAC), 5.00%, 10/01/34	10,995	11,391,435
County of Orange California, ARB, Series B, 5.25%, 7/01/34	13,045	14,621,957
Los Angeles Department of Water & Power, RB, Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	27,500	30,719,700
Metropolitan Water District of Southern California, RB, Series A:
5.00%, 1/01/39	10,000	11,536,300
(AGM), 5.00%, 7/01/30	6,827	7,510,299
Metropolitan Water District of Southern California, Refunding RB:
Series B, 5.00%, 7/01/35	13,168	14,486,900
Series C, 5.00%, 7/01/35	13,375	15,347,074

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
California (concluded)
San Diego Community College District California, GO, Election of 2006 (AGM), 5.00%, 8/01/32	$18,000	$20,187,000
San Diego County Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	4,500	5,043,960
San Diego Public Facilities Financing Authority, Refunding RB, Series B, 5.38%, 8/01/34	15,000	17,582,550
San Francisco City & County Public Utilities Commission, Refunding RB, Series A, 5.13%, 11/01/39	23,000	26,620,890
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	10,055	11,178,992
University of California, RB, Series O, 5.25%, 5/15/39	20,695	23,790,883
University of California, Refunding RB, Series G, 5.00%, 5/15/37	20,651	23,820,302
		233,838,242
Colorado — 0.0%
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34 (g)	1,580	1,800,275
Florida — 2.7%
City of Tallahassee Florida, RB, Energy System (NPFGC), 5.00%, 10/01/37	10,000	11,026,900
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	6,300	7,223,045
Orange County School Board, COP, Series A (NPFGC), 5.00%, 8/01/30	2,000	2,178,500
State of Florida, GO, Board of Education:
Capital Outlay 2008, Series E, 5.00%, 6/01/37	39,730	46,975,560
Series C, 5.00%, 6/01/37	65,545	74,352,611
		141,756,616
Illinois — 0.5%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	5,000	5,738,950
Illinois Finance Authority, RB, Carle Foundation, Series A (AGM), 6.00%, 8/15/41	15,600	18,442,164
		24,181,114
Indiana — 2.1%
Indiana Finance Authority, RB, Sisters of St. Francis Health, 5.25%, 11/01/39	31,460	34,618,269
Indianapolis Local Public Improvement Bond Bank, RB, PILOT (AGM):
Infrastructure Project F, 5.00%, 1/01/40	7,000	8,049,510
Infrastructure Project, Series F, 5.00%, 1/01/35	23,550	27,556,562
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	34,125	38,677,601
		108,901,942
Louisiana — 0.3%
State of Louisiana, RB, Series A (AGM), 5.00%, 5/01/31	11,950	13,258,047
Massachusetts — 1.0%
Massachusetts School Building Authority, RB:
(AGM), 5.00%, 8/15/15 (a)	1,933	2,117,483
Senior Series B, 5.00%, 10/15/41	20,000	22,952,800
Series A (AMBAC), 5.00%, 8/15/37	10,000	11,251,100
Series A (AGM), 5.00%, 8/15/30	13,067	14,314,117
		50,635,500
Nebraska — 0.2%
Omaha Public Power District, RB, Series A, 5.00%, 2/01/43	10,000	11,075,800

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New York — 0.1%
New York State Dormitory Authority, RB, Series B, 5.75%, 3/15/36	$2,010	$2,402,392
Ohio — 0.4%
County of Hamilton Ohio, Refunding RB, Sub-Series A (AGM), 5.00%, 12/01/32	20,000	21,878,000
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	1,000	1,141,650
		23,019,650
Pennsylvania — 0.2%
Pennsylvania HFA, Refunding RB, Series 105C, 5.00%, 10/01/39	11,670	11,929,074
Texas — 2.8%
City of Houston Texas, Refunding RB, Combined, First Lien, Series A:
(AGC), 5.38%, 11/15/38	26,160	30,313,685
(NPFGC), 5.13%, 5/15/28	20,000	21,057,000
City of San Antonio Texas, Refunding RB, Electric and Gas Revenue:
5.00%, 2/01/17 (a)	220	244,311
5.00%, 2/01/32	28,990	32,193,540
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD), 5.00%, 2/15/32	10,000	11,243,500
Dallas Area Rapid Transit, Refunding RB, Senior Lien (AMBAC), 5.00%, 12/01/36	27,860	30,728,096
Harris County Cultural Education Facilities Finance Corp., RB, Hospital, Texas Children’s Hospital Project, 5.50%, 10/01/39	8,500	9,997,955
Harris County Flood Control District, Refunding RB, Contract Tax, Series A, 5.00%, 10/01/39	10,000	11,366,000
		147,144,087
Utah — 0.6%
County of Utah UT, RB, IHC Health Services, Inc., 5.00%, 5/15/43	30,000	33,750,000
Washington — 0.7%
Central Puget Sound Regional Transit Authority, RB, Series A:
5.00%, 11/01/34	8,500	9,554,850
5.00%, 11/01/36	15,715	17,718,900
State of Washington, GO, Series D (AGM), 5.00%, 7/01/13 (a)	10,000	10,907,000
		38,180,750
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 20.5%		1,082,420,921

US Government Sponsored Agency Securities — 0.0%
Ginnie Mae MBS Certificates, 6.00%, 11/15/31	1	935
Total Long-Term Investments (Cost — $4,576,453,914) — 95.3%		5,032,982,899

Short-Term Securities
California — 2.4%
State of California, RAN, 2.50%, 6/20/13	123,700	124,981,532
New Jersey — 1.9%
State of New Jersey, TRAN, 2.50%, 6/27/13	100,000	101,045,027

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	29

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
Money Market Funds — 8.4%
FFI Institutional Tax-Exempt Fund, 0.01%, (h)(i)	442,027,183	$442,027,183
Total Short-Term Securities (Cost — $667,960,593) — 12.7%		668,053,742
Total Investments (Cost—$5,244,414,507) — 108.0%		5,701,036,641
Other Assets Less Liabilities — 1.2%		61,580,334
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.2)%		(482,701,718)
Net Assets — 100.0%		$5,279,915,257

Notes to Schedule of Investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(c)	Non-income producing security.
(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(e)	Security is collateralized by Municipal or US Treasury obligations.
(f)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction.
(g)
All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the Liquidity Provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements is $790,000.

(h)	Represents the current yield as of report date.
(i)
Investments in issuers considered to be an affiliate of the Fund during the period ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2012	Net Activity	Shares Held at December 31, 2012	Income
FFI Institutional Tax-Exempt Fund	444,234,095	(2,206,912)	442,027,183	$41,485

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Schedule of Investments (concluded)	BlackRock National Municipal Fund

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:[1]
Long-Term Investments	—	$5,032,982,899	—	$5,032,982,899
Short-Term Securities	$442,027,183	226,026,559	—	668,053,742
Total	$442,027,183	$5,259,009,458	—	$5,701,036,641
[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,652	—	—	$3,652
Liabilities:
TOB trust certificates	—	$(482,406,644)	—	(482,406,644)
Total	$3,652	$(482,406,644)	—	$(482,402,992)

There were no transfers between levels during the six months ended December 31, 2012.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	31

Schedule of Investments December 31, 2012 (Unaudited)	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 1.2%
Alabama 21st Century Authority, RB, Series A, 4.00%, 6/01/15	$2,000	$2,145,220
Alabama Federal Aid Highway Finance Authority, RB, Grant Appreciation, 5.00%, 9/01/16	5,130	5,880,827
Mobile IDB, RB, Alabama Power Co. Barry Project, Series B, Mandatory Put Bonds, 4.88%, 3/19/13 (a)	3,270	3,299,266
		11,325,313
Arizona — 1.1%
Phoenix Civic Improvement Corp., Refunding RB, Junior Lien, 4.00%, 7/01/14	5,000	5,267,400
Yavapai County IDA, RB, Waste Management, Inc. Project, Series A-2, Mandatory Put Bonds, AMT, 2.88%, 3/01/13 (a)	5,000	5,015,300
		10,282,700
California — 9.8%
California Pollution Control Financing Authority, RB, Waste Management, Inc. Project, Series A-1, Mandatory Put Bonds, 1.88%, 4/01/15 (a)	5,000	5,070,200
California State Department of Water Resources, Refunding RB, Series M, 5.00%, 5/01/14	35,000	37,164,750
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A:
5.00%, 4/01/13	5,150	5,209,277
5.00%, 4/01/14	1,000	1,054,000
City of Long Beach California, Refunding RB, Series B, AMT (NPFGC), 5.50%, 5/15/14	5,215	5,560,337
Los Angeles Unified School District, GO, Refunding, Series A-1, 5.00%, 7/01/15	6,000	6,658,860
State of California, GO, Various Purpose, 5.00%, 10/01/14	2,565	2,766,301
State of California, GO, Refunding, Various Purpose:
5.00%, 4/01/15	10,360	11,361,294
5.00%, 4/01/16	10,000	11,293,900
State of California Economic Recovery, GO, Series A (NPFGC), 5.00%, 7/01/15	3,805	4,068,610
		90,207,529
Connecticut — 3.8%
Connecticut Municipal Electric Energy Cooperative, Refunding RB, Series A (AGC), 5.00%, 1/01/14	2,115	2,210,471
Connecticut State Development Authority, RB, Connecticut Light & Power Co., Series A, Mandatory Put Bonds, AMT, 1.55%, 4/01/15 (a)	7,200	7,237,224
Connecticut State Development Authority, Refunding RB, Pollution Control, Series B, Mandatory Put Bonds, 1.25%, 9/03/13 (a)	10,000	10,041,500
State of Connecticut, GO, Economic Recovery, Series A, 5.00%, 1/01/14	7,280	7,625,145
State of Connecticut, RB, Transportation Infrastructure, Series A, 5.00%, 11/01/14	2,700	2,931,471
State of Connecticut, Special Tax Bonds, Transportation Infrastructure, Series A, 5.00%, 11/01/13	5,000	5,201,000
		35,246,811
Delaware — 1.9%
Delaware Transportation Authority, Refunding RB, Senior, 5.00%, 7/01/15	1,945	2,160,642
State of Delaware, GO, Refunding, Series C, 5.00%, 10/01/13	7,700	7,977,431
University of Delaware, RB, Series A, Mandatory Put Bonds, 0.85%, 6/04/13 (a)	7,000	7,018,620
		17,156,693
District of Columbia — 0.6%
Metropolitan Washington Airports Authority, RB, Series A, AMT (NPFGC), 5.25%, 10/01/13	5,000	5,185,050

Municipal Bonds	Par (000)	Value
Florida — 3.6%
Broward County Florida Airport System Revenue, RB, Series Q-1, 5.00%, 10/01/15	$1,000	$1,116,610
City of Jacksonville, Refunding RB, Series C, 5.00%, 10/01/16	1,280	1,476,403
County of Miami-Dade Florida, Refunding RB, Aviation, Series A, AMT:
4.00%, 10/01/15	2,750	2,962,493
5.00%, 10/01/16	1,750	1,973,860
Florida State Board of Education, GO, Refunding, Series A, 5.00%, 1/01/15	7,395	8,057,962
Florida State Department of Environmental Protection, RB, Florida Forever, Series A, 5.00%, 7/01/13	4,675	4,785,283
Florida State Department of Environmental Protection, Refunding RB:
Everglades Restoration, Series A (AGC), 5.00%, 7/01/16	1,205	1,375,303
Florida Forever, Series A, 5.00%, 7/01/14	5,000	5,338,550
Greater Orlando Aviation Authority, Refunding RB, Orlando Florida Airport Facilities, Series A, AMT (AGM), 5.00%, 10/01/14	2,500	2,696,775
State of Florida, GO, Refunding, Department of Transportation, Full Faith and Credit, Right-of-Way Acquisition and Bridge Construction, Series B, 5.00%, 7/01/16	3,375	3,877,166
		33,660,405
Georgia — 0.2%
Floyd County Development Authority, RB, Georgia Power Company Plant, Hammond Project, Series 1, 0.85%, 7/01/22	2,000	1,992,680
Hawaii — 1.2%
State of Hawaii, GO, Refunding, Series DG (AMBAC), 5.00%, 7/01/16	1,290	1,430,803
State of Hawaii, Refunding RB, AMT:
5.00%, 7/01/14	5,000	5,340,950
Series B, 5.00%, 7/01/13	4,000	4,093,960
		10,865,713
Idaho — 1.0%
Idaho Housing & Finance Association, RB, Unemployment Compensation, 5.00%, 8/15/14	8,585	9,214,796
Illinois — 2.7%
City of Chicago Illinois O’Hare International Airport, Refunding RB, Senior Lien, Series A, AMT, 5.00%, 1/01/16	4,500	5,033,520
Illinois Finance Authority, RB, University of Chicago, Series B, 5.00%, 7/01/13	2,000	2,047,640
Illinois Finance Authority, Refunding RB, Hospital Sisters Services, Inc., Series C:
3.00%, 8/15/14	1,340	1,393,171
5.00%, 8/15/15	1,000	1,105,810
Railsplitter Tobacco Settlement Authority, RB, 4.00%, 6/01/13	12,690	12,865,376
State of Illinois, RB, Unemployment Insurance Fund, Series A, 5.00%, 6/15/16	2,500	2,864,025
		25,309,542
Indiana — 1.3%
City of Whiting, RB, BP Products North America, Inc., Mandatory Put Bonds, 2.80%, 6/01/14 (a)	3,325	3,431,500
Indiana Finance Authority, RB:
Marquette Project, 5.00%, 3/01/16	1,425	1,525,733
Water Utilities, Citizens Energy Group Project, 3.00%, 10/01/14	5,000	5,183,850

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Schedule of Investments (continued)	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indiana Health Facility Financing Authority, RB, Ascension Health, Series A1, Mandatory Put Bonds, 5.00%, 5/01/13 (a)	$2,265	$2,300,334
		12,441,417
Iowa — 0.7%
Iowa Higher Education Loan Authority, RB, Private College Facility, 4.00%, 12/01/13	1,150	1,189,479
Iowa Student Loan Liquidity Corp., RB, Senior Series A-1, AMT, 3.10%, 12/01/14	5,000	5,146,700
		6,336,179
Louisiana — 2.2%
State of Louisiana, GO, Refunding, Series A (NPFGC), 5.00%, 8/01/14	12,000	12,874,920
State of Louisiana, GO, Series A, 5.00%, 5/01/13	7,075	7,187,634
		20,062,554
Maryland — 4.7%
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington Thurgood Marshall Airport Project:
4.00%, 3/01/14	3,170	3,296,832
AMT, 4.00%, 3/01/14	7,675	7,975,630
AMT, 5.00%, 3/01/16	8,315	9,277,378
State of Maryland, GO, State & Local Facilities Loan-First Series B, 5.00%, 3/15/16	20,000	22,830,600
		43,380,440
Massachusetts — 5.2%
City of Boston, GO, Refunding, Series B:
3.00%, 2/01/14	10,210	10,513,544
4.00%, 2/01/15	6,580	7,071,131
Commonwealth of Massachusetts, GO, Consolidated Loan:
Series B, 5.00%, 8/01/15	2,500	2,784,725
Refunding, Series D (NPFGC), 6.00%, 11/01/13	5,000	5,238,600
Massachusetts Port Authority, RB, Series A, AMT, 5.00%, 7/01/16	1,625	1,835,746
Massachusetts State Department of Transportation, Refunding RB, Senior Series B, 5.00%, 1/01/14	12,155	12,698,693
University of Massachusetts Building Authority, RB, Senior Series 1, 5.00%, 11/01/13	7,555	7,851,987
		47,994,426
Michigan — 3.7%
Michigan Finance Authority, Refunding RB, Unemployment Obligation Assessment, Series A:
5.00%, 1/01/14	1,000	1,047,000
5.00%, 7/01/15	7,000	7,774,200
5.00%, 1/01/16	13,525	15,274,459
State of Michigan Trunk Line, Refunding RB, Series B (AGM), 5.00%, 9/01/15	7,825	8,724,014
Utica Community Schools, GO, Refunding, School Building & Site (Q-SBLF), 3.00%, 5/01/14	1,380	1,421,179
		34,240,852
Minnesota — 0.7%
State of Minnesota, GO, Refunding, Various Purpose, Series D, 5.00%, 8/01/14	6,000	6,444,780
Nebraska — 0.5%
Nebraska Public Power District, RB, General, Series A, 5.00%, 1/01/16	1,000	1,124,890
Nebraska Public Power District, Refunding RB, General, Series B-1 (NPFGC), 5.00%, 1/01/14	3,000	3,140,370
		4,265,260

Municipal Bonds	Par (000)	Value
Nevada — 2.6%
Clark County Nevada, Refunding RB, Motor Vehicle Fuel Tax, 5.00%, 7/01/15	$8,000	$8,861,600
Clark County School District, GO, Limited Tax:
Building, Series C, 5.00%, 6/15/13	3,000	3,064,110
Series A, 5.00%, 6/15/16	11,000	12,524,820
		24,450,530
New Hampshire — 0.1%
State of New Hampshire, RB, Federal Highway, Grant Anticipation, 5.00%, 9/01/16	1,250	1,437,338
New Jersey — 6.9%
County of Essex New Jersey, GO, Improvement, Series A, 5.00%, 8/01/13	2,290	2,351,967
New Jersey Building Authority, Refunding RB, Series A, 5.00%, 6/15/15	13,880	15,313,943
New Jersey EDA, RB, School Facilities Construction Notes, Series G (SIFMA Index Notes), 0.71%, 2/01/15 (a)	3,000	3,000,840
New Jersey EDA, Refunding RB, Cigarette Tax Revenue, 5.00%, 6/15/14	4,000	4,234,480
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Barnabas Health, Series A, 5.00%, 7/01/14	7,250	7,647,227
Barnabas Health, Series A, 5.00%, 7/01/16	1,000	1,115,640
Meridian Health, 5.00%, 7/01/14	2,000	2,118,800
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
5.75%, 6/15/16	6,275	7,274,294
Series B, 5.00%, 6/15/15	1,825	2,014,472
State of New Jersey, GO, Refunding, Series Q, 4.00%, 8/15/13	18,000	18,421,560
		63,493,223
New Mexico — 0.9%
New Mexico Finance Authority, Refunding RB, Senior Lien, Series A, 5.00%, 6/15/13	8,000	8,173,760
New York — 9.3%
City of New York, New York, GO, Refunding:
Series B, 5.00%, 8/01/13	22,750	23,367,435
Series B (NPFGC), 5.75%, 8/01/13	340	341,540
Series F, 5.00%, 8/01/15	6,000	6,661,500
Long Island Power Authority, RB, Series A, 5.00%, 5/01/14	4,400	4,662,592
Metropolitan Transportation Authority, Refunding RB, Series D, 4.00%, 11/15/15	1,400	1,529,458
New York City Transitional Finance Authority, RB, Future Tax Secured:
Sub-Series A, 5.00%, 11/01/15	5,455	6,133,711
Sub-Series A, 5.00%, 8/01/16	13,380	15,401,316
Sub-Series E, 5.00%, 11/01/13	2,000	2,080,340
Sub-Series F-1, 5.00%, 5/01/15	2,000	2,208,040
New York State Dormitory Authority, RB, General Purpose, Series A, 5.00%, 3/15/15	5,560	6,112,442
New York State Housing Finance Agency, RB, Affordable Housing, Series F (SONYMA), 0.75%, 5/01/15	2,000	2,000,320
New York State Local Government Assistance Corp., Refunding RB, Sub-Lien, Series A, 5.00%, 4/01/15	7,000	7,726,390
New York State Thruway Authority, RB, General, Series I, 5.00%, 1/01/16	500	560,860
New York State Thruway Authority, Refunding RB, General, Second Series B (AGM), 5.00%, 4/01/14	4,170	4,412,152
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/15	2,680	2,980,214
		86,178,310

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	33

Schedule of Investments (continued)	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
North Carolina — 2.2%
North Carolina Capital Facilities Finance Agency, Refunding RB, High Point University, 4.00%, 5/01/16	$1,770	$1,895,617
North Carolina Medical Care Commission, Refunding RB, Healthcare Facilities Revenue, WakeMed, Series A, 4.00%, 10/01/15	730	785,735
North Carolina Municipal Power Agency, Refunding RB, Catawba Electric, Series A, 5.00%, 1/01/16	3,500	3,941,560
State of North Carolina, GO, Public Improvement, Series A, 5.00%, 3/01/13	8,000	8,064,240
State of North Carolina, Refunding RB, Series B, 4.00%, 11/01/14	4,905	5,223,776
		19,910,928
Oklahoma — 0.9%
Oklahoma Turnpike Authority, Refunding RB, Second Senior, Series A, 5.00%, 1/01/15	7,875	8,571,071
Oregon — 0.6%
City of Portland Oregon, Refunding RB, Second Lien, Series A, 5.00%, 3/01/14	4,950	5,216,756
Pennsylvania — 7.7%
City of Philadelphia Pennsylvania, Refunding RB, Series A:
(AGM), 5.00%, 6/15/13	9,000	9,192,690
Airport Revenue, AMT, 5.00%, 6/15/15	2,550	2,760,273
Commonwealth of Pennsylvania, GO:
First Series, 5.00%, 3/15/13	7,455	7,528,432
First Series, 5.00%, 6/01/15	7,980	8,835,376
Refunding, First Series (NPFGC), 5.00%, 2/01/15	7,605	7,979,698
Pennsylvania Economic Development Financing Authority, RB:
Series A, 5.00%, 7/01/15	10,000	11,119,300
Series A, 5.00%, 1/01/16	6,000	6,785,640
Waste Management, Inc. Project, 2.75%, 9/01/13	4,250	4,310,690
Waste Management, Inc. Project, Mandatory Put Bonds, 1.75%, 12/01/15 (a)	4,500	4,479,660
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 7/01/15	2,500	2,744,350
Pennsylvania Intergovernmental Cooperation Authority, Special Tax Bonds, Refunding, Philadelphia Funding Program, 5.00%, 6/15/13	3,085	3,151,574
State Public School Building Authority, RB, School District Of Philadelphia Project, 5.00%, 4/01/15	1,710	1,867,919
		70,755,602
South Carolina — 0.9%
South Carolina Transportation Infrastructure Bank, Refunding RB (AMBAC):
Series A, 5.00%, 10/01/15	5,440	6,077,568
Series B, 5.25%, 10/01/14	2,000	2,164,660
		8,242,228
Tennessee — 0.9%
Metropolitan Government of Nashville & Davidson County Tennessee, Refunding RB (NPFGC), 5.00%, 1/01/14	8,110	8,486,142
Texas — 6.8%
City of El Paso Texas, Refunding RB, Series A, 4.00%, 3/01/14	2,000	2,084,520
City of Houston Texas, Sub-Lien, Refunding RB:
Series A, AMT, 5.00%, 7/01/14	4,000	4,277,120
Series B, 5.00%, 7/01/14	1,500	1,597,605
Comal Independent School District, GO, Refunding, Unlimited Tax, Series A, 4.00%, 2/01/16	1,500	1,653,285
County of Harris Texas, Refunding RB, Toll Road, Senior Lien, Series B-1 (NPFGC), 5.00%, 8/15/14	1,295	1,389,910
Dallas Independent School District, GO, Refunding, 4.00%, 2/15/15	2,200	2,362,954

Municipal Bonds	Par (000)	Value
Texas (concluded)
Gulf Coast Waste Disposal Authority, RB, BP Products North America, Inc. Project, Mandatory Put Bonds, 2.30%, 9/03/13 (a)	$4,615	$4,664,473
Harris County Cultural Education Facilities Finance Corp., RB, Methodist Hospital System, Series B, 5.25%, 12/01/14	2,600	2,837,198
Harris County Cultural Education Facilities Finance Corp., Refunding RB, Methodist Hospital System, 5.00%, 6/01/13	10,000	10,195,800
Lower Colorado River Authority, Refunding RB:
5.00%, 5/15/13	5,965	6,070,342
5.00%, 5/15/13 (b)	5	5,089
5.00%, 5/15/14	4,935	5,244,375
5.00%, 5/15/14 (b)	15	15,961
5.00%, 5/15/14 (b)	50	53,146
5.00%, 5/15/16	2,490	2,824,133
Series A, 5.00%, 5/15/14	3,590	3,810,462
Texas A&M University, RB, Financing System, Series D, 5.00%, 5/15/13	3,325	3,384,052
Texas Public Finance Authority, RB, Unemployment Compensation, Series A, 5.00%, 7/01/13	10,000	10,238,200
		62,708,625
Utah — 0.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/13	1,400	1,440,866
Virginia — 5.1%
Chesterfield County, GO, Refunding, Series B, 5.00%, 1/01/15	2,810	3,067,817
County of Fairfax Virginia, GO, Series D, 5.00%, 10/01/13	10,000	10,359,500
Louisa IDA, RB, Virginia Electric & Power Co. Project, Series A, Mandatory Put Bonds, AMT, 2.50%, 3/01/13 (a)	20,000	20,052,800
Virginia College Building Authority, RB, 21st Century College & Equipment Programs, Series A, 5.00%, 2/01/16	11,910	13,490,219
		46,970,336
Washington — 1.7%
City of Seattle Washington, GO, Refunding, Limited Tax, Series B, 5.00%, 8/01/13	5,000	5,139,750
City of Seattle Washington, Refunding RB, Improvement, Series B, 5.00%, 2/01/14	10,000	10,506,400
		15,646,150
Wisconsin — 0.3%
State of Wisconsin, GO, Refunding, Series 1 (NPFGC), 5.00%, 5/01/16	2,500	2,755,300
Total Long-Term Investments (Cost — $854,199,139) — 93.2%		860,050,305

Short-Term Securities
California — 3.6%
California Statewide Communities Development Authority, RB, Proposition 1A Receivables Program, 5.00%, 6/15/13	32,230	32,926,812
Illinois — 1.9%
Regional Transit Authority, Refunding RB, ERS, VRDN, Series B, 0.50%, 1/02/13 (c)	17,600	17,600,000

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Schedule of Investments (concluded)	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)
Short-Term Securities	Shares	Value
Money Market Funds — 0.4%
FFI Institutional Tax-Exempt Fund, 0.07% (d)(e)	3,527,366	$3,527,366
Total Short-Term Securities (Cost — $53,921,521) — 5.9%		54,054,178
Total Investments (Cost — $908,120,660) — 99.1%		914,104,483
Other Assets Less Liabilities — 0.9%		8,317,591
Net Assets — 100.0%		$922,422,074

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(d)
Investments in issuers considered to be an affiliate of the Fund during the period ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2012	Net Activity	Shares Held at December 31, 2012	Income
FFI Institutional Tax-Exempt Fund	1,302,407	2,224,959	3,527,366	$271

(e)	Represents the current yield as of report date.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:[1]
Long-Term Investments	—	$860,050,305	—	$860,050,305
Short-Term Securities	$3,527,366	50,526,812	—	54,054,178
Total	$3,527,366	$910,577,117	—	$914,104,483
[1]	See above Schedule of Investments for values in each state.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, cash of $150,371 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended December 31, 2012.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	35

Schedule of Investments December 31, 2012 (Unaudited)	BlackRock New York Municipal Bond Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York — 84.0%
Corporate — 7.3%
Chautauqua County Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	$750	$843,795
Essex County Industrial Development Agency New York, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	350	389,214
Jefferson County Industrial Development Agency New York, Refunding RB, Solid Waste, Series A, AMT, 5.20%, 12/01/20	250	257,665
New York City Industrial Development Agency, RB, AMT:
American Airlines Inc., JFK International Airport, 7.75%, 8/01/31 (a)(b)	2,000	2,287,680
British Airways Plc Project, 5.25%, 12/01/32	1,000	1,000,020
Continental Airlines Inc. Project, Mandatory Put Bonds, 8.38%, 11/01/16	250	251,250
New York City Industrial Development Agency, Refunding RB, AMT:
Series A, 5.00%, 7/01/28	1,520	1,618,131
Terminal One Group Association Project, 5.50%, 1/01/24 (a)	2,500	2,669,150
New York Liberty Development Corp., RB, Goldman Sachs Headquarters:
5.25%, 10/01/35	6,690	7,787,963
5.50%, 10/01/37	780	941,873
Niagara Area Development Corp., Refunding RB, Covanta Energy Project, Series 2012A, AMT, 5.25%, 11/01/42	1,400	1,429,218
Suffolk County Industrial Development Agency New York, RB, KeySpan, Port Jefferson, AMT, 5.25%, 6/01/27	1,360	1,380,781
		20,856,740
County/City/Special District/School District — 18.5%
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp., 5.38%, 10/01/41	620	711,735
City of New York, New York, GO:
Series A-1, 5.00%, 8/01/35	400	462,428
Sub-Series A-1, 4.00%, 10/01/34	320	341,283
Sub-Series A-1, 5.00%, 10/01/34	600	704,088
Sub-Series I-1, 5.38%, 4/01/36	2,650	3,143,801
Sub-Series G-1, 5.00%, 4/01/28	750	892,365
City of New York, New York, GO, Refunding, Series B, 3.00%, 8/01/31	550	534,672
City of Syracuse New York, GO, AMT (AGM), 4.75%, 11/01/31	500	546,320
Hudson New York Yards Infrastructure Corp., RB:
(AGC), 5.00%, 2/15/47	1,000	1,062,490
Series A, 5.00%, 2/15/47	5,970	6,310,111
Series A, 5.75%, 2/15/47	100	118,636
Series A (AGM), 5.00%, 2/15/47	1,050	1,115,614
Series A (NPFGC), 4.50%, 2/15/47	3,815	3,946,389
New York City Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium, Series A (AGC), 4.76%, 3/01/42 (c)	5,000	1,266,800
CAB, Yankee Stadium, Series A (AGC), 4.91%, 3/01/45 (c)	1,500	315,615
Queens Baseball Stadium (AGC), 6.50%, 1/01/46	700	823,529
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/36	1,610	1,614,621
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	1,000	1,001,440
Yankee Stadium (NPFGC), 4.75%, 3/01/46	2,000	2,045,740
New York City Transitional Finance Authority, BARB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	500	526,690
Fiscal 2009, Series S-1, 5.63%, 7/15/38	200	229,020
Series S-1, 4.00%, 7/15/42	2,500	2,606,800
Series S-2 (NPFGC), 4.50%, 1/15/31	1,250	1,325,200

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/44	$3,315	$3,601,847
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	860	986,583
4 World Trade Center Project, 5.75%, 11/15/51	1,340	1,594,077
7 World Trade Center, Class 3, 5.00%, 3/15/44	1,720	1,855,398
Second Priority, Bank of America Tower at One Bryant Park Project, 5.63%, 7/15/47	9,305	10,754,998
Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	1,200	1,411,932
New York State Dormitory Authority, RB, State University Dormitory Facilities, Series A:
5.25%, 7/01/29	5	5,804
5.00%, 7/01/39	750	838,928
North Country Development Authority, Refunding RB (AGM), 6.00%, 5/15/15	485	513,193
		53,208,147
Education — 13.8%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	305	329,604
City of Troy Capital Resource Corp., Refunding RB, Rensselaer Polytechnic, Series A, 5.13%, 9/01/40	4,000	4,433,560
Madison County Industrial Development Agency New York, RB, Commons II LLC, Student Housing, Series A (CIFG), 5.00%, 6/01/33	400	416,640
Nassau County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	1,000	1,097,980
New York City Industrial Development Agency, RB, Lycee Francais de New York Project, Series C, 6.80%, 6/01/28	2,500	2,532,300
New York City Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	500	579,205
New York City Trust for Cultural Resources, Refunding RB, Carnegie Hall, Series A:
4.75%, 12/01/39	1,550	1,688,942
5.00%, 12/01/39	1,325	1,465,834
New York State Dormitory Authority, RB:
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	500	655,990
Personal Income Tax, Series G, 5.00%, 8/15/32	1,975	2,325,602
Rochester Institute of Technology, Series A, 6.00%, 7/01/18 (d)	1,000	1,268,780
Rochester University, Series A, 4.90%, 7/01/39 (e)	1,000	1,052,620
Rochester University, Series A, 5.13%, 7/01/14 (d)	1,500	1,606,125
Rochester University, Series B, 5.00%, 7/01/39	550	598,609
Teachers College, 5.00%, 7/01/42	450	507,645
The New School (AGM), 5.50%, 7/01/43	1,000	1,140,130
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	475	544,678
Culinary Institute of America, 5.00%, 7/01/42	300	322,782
New York University, Series A, 5.00%, 7/01/37	1,490	1,722,753
Rochester Institute of Technology, 5.00%, 7/01/34	750	873,195
Rochester Institute of Technology, 5.00%, 7/01/38	310	357,322
Rochester Institute of Technology, 5.00%, 7/01/42	1,460	1,672,532
Rockefeller University, Series B, 4.00%, 7/01/38	500	529,180
Saint John’s University, Series A, 5.00%, 7/01/27	510	603,957
Series A, 5.00%, 7/01/42	1,000	1,148,220
Skidmore College, Series A, 5.25%, 7/01/29	135	158,526
State University Educational Facilities, Series A, 5.00%, 5/15/29	2,000	2,389,560
Teachers College, 5.50%, 3/01/39	850	958,587

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Schedule of Investments (continued)	BlackRock New York Municipal Bond Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
Orange County Funding Corp., Refunding RB, Mount State Mary College, Series A:
5.00%, 7/01/37	$360	$401,476
5.00%, 7/01/42	220	244,596
Schenectady County Industrial Development Agency, Refunding RB, Union College Project, 5.00%, 7/01/31	1,000	1,095,070
St. Lawrence County Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	200	229,750
Suffolk County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, 5.00%, 3/01/26	750	773,588
Tompkins County Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	450	525,654
Utica Industrial Development Agency New York, RB, Munson-Williams-Proctor Arts Institute:
5.38%, 7/15/20	1,000	1,001,970
5.40%, 7/15/30	1,210	1,212,396
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	1,000	1,130,880
		39,596,238
Health — 17.2%
Dutchess County Local Development Corp., Refunding RB, Health Quest System Inc., Series A, 5.75%, 7/01/40	300	349,782
Erie County Industrial Development Agency, RB, Episcopal Church Home, Series A:
5.88%, 2/01/18	395	395,707
6.00%, 2/01/28	185	185,205
Genesee County Industrial Development Agency New York, Refunding RB, United Memorial Medical Center Project:
5.00%, 12/01/27	500	499,995
5.00%, 12/01/32	1,080	1,058,605
Monroe County Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,050	1,213,370
Nassau County Industrial Development Agency, Refunding RB, Special Needs Facilities Pooled Program, Series F-1 (ACA), 4.90%, 7/01/21	525	503,837
Nassau County Local Economic Assistance Corp., Refunding RB, Winthrop University Hospital Association Project, 4.25%, 7/01/42	350	350,000
New York City Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	1,000	1,127,370
New York City Industrial Development Agency, RB:
A Very Special Place Inc. Project, Series A, 6.13%, 1/01/13	65	65,000
A Very Special Place Inc. Project, Series A, 7.00%, 1/01/33	1,600	1,612,064
PSCH, Inc. Project, 6.38%, 7/01/33	2,555	2,571,557
Special Needs Facilities Pooled Program, Series A-1, 6.50%, 7/01/17	875	883,566
Special Needs Facilities Pooled Program, Series C-1, 6.50%, 7/01/17	2,135	2,155,902
New York City Industrial Development Agency, Refunding RB, Special Needs Facilities Pooled Program (ACA):
Series A-1, 4.38%, 7/01/20	1,000	908,870
Series A-1, 4.50%, 7/01/30	210	169,688
Series C-1, 5.10%, 7/01/31	525	452,167
New York State Dormitory Authority, RB:
General Purpose, Series E, 5.00%, 2/15/37	1,075	1,239,873
Healthcare, Series A, 5.00%, 3/15/38	250	287,715

Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
New York State Dormitory Authority, RB (concluded):
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	$750	$826,185
New York & Presbyterian Hospital (AGM), 5.00%, 8/15/14 (d)	985	1,057,358
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	700	805,343
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/37	1,675	1,908,612
North Shore-Long Island Jewish Health System, Series A, 5.75%, 5/01/37	1,725	2,008,590
North Shore-Long Island Jewish Health System, Series C, 4.25%, 5/01/39	625	646,900
North Shore-Long Island Jewish Health System, Series D, 4.25%, 5/01/39	500	521,920
North Shore-Long Island Jewish Health System, Series D, 5.00%, 5/01/39	340	381,446
NYU Hospital Center, Series A, 5.75%, 7/01/31	1,055	1,233,896
NYU Hospital Center, Series B, 5.63%, 7/01/37	530	579,751
New York State Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home, 5.00%, 7/01/29	290	315,622
Miriam Osborn Memorial Home, 5.00%, 7/01/42	115	121,863
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,635	1,844,378
North Shore-Long Island Jewish Health System, Series A, 5.00%, 5/01/32	2,500	2,809,275
North Shore-Long Island Jewish Health System, Series E, 5.50%, 5/01/33	1,000	1,136,390
NYU Hospital Center, Series A, 5.00%, 7/01/36	1,500	1,589,085
Onondaga Civic Development Corp., RB, Saint Joseph’s Hospital Health Center:
4.50%, 7/01/32	3,225	3,139,215
5.00%, 7/01/42	540	550,638
Orange County Industrial Development Agency New York, RB, Special Needs Facilities Pooled Program, Series G-1 (ACA), 4.90%, 7/01/21	845	814,276
Suffolk County Industrial Development Agency New York, RB, Special Needs Facilities Pooled Program, Series D-1:
6.50%, 7/01/17	135	136,322
(ACA), 4.90%, 7/01/21	330	306,062
Sullivan County Industrial Development Agency New York, RB, Special Needs Facilities Pooled Program, Series H-1 (ACA), 4.90%, 7/01/21	330	318,001
Westchester County Healthcare Corp. New York, Refunding RB, Senior Lien:
Series A, 5.00%, 11/01/30	3,075	3,403,041
Series B, 6.00%, 11/01/30	375	447,225
Westchester County Industrial Development Agency New York, RB:
Kendal on Hudson Project, Series A, 6.50%, 1/01/13 (d)	5,200	5,200,000
Kendal on Hudson Project, Series A, 6.38%, 1/01/24	1,000	1,000,860
Special Needs Facilities Pooled Program, Series E-1 (ACA), 4.90%, 7/01/21	350	324,611
		49,457,138
Housing — 4.9%
Monroe County Industrial Development Agency, IDRB, Southview Towers Project, AMT (SONYMA), 6.25%, 2/01/31	1,000	1,002,190
New York City Housing Development Corp., RB, Series C, AMT, 5.05%, 11/01/36	1,220	1,262,529

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	37

Schedule of Investments (continued)	BlackRock New York Municipal Bond Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York (continued)
Housing (concluded)
New York Mortgage Agency, Refunding RB, AMT:
Series 133, 4.95%, 10/01/21	$395	$411,685
Series 143, 4.90%, 10/01/37	1,455	1,505,198
New York State HFA, RB, M/F Housing, Series A, AMT:
Division Street (SONYMA), 5.10%, 2/15/38	875	903,691
Highland Avenue Senior Apartments (SONYMA), 5.00%, 2/15/39	2,000	2,072,140
Kensico Terrace Apartments (SONYMA), 4.90%, 2/15/38	645	661,983
Watergate II, 4.75%, 2/15/34	580	585,974
Yonkers EDC, Refunding RB, Riverview II (Freddie Mac), 4.50%, 5/01/25	3,000	3,267,330
Yonkers Industrial Development Agency New York, RB, AMT (SONYMA):
Monastery Manor Associates LP Project, 5.25%, 4/01/37	585	603,474
Sacred Heart Associations Project, Series A, 5.00%, 10/01/37	1,640	1,727,428
		14,003,622
State — 6.1%
New York State Dormitory Authority, LRB, Municipal Health Facilities, Sub-Series 2-4, 4.75%, 1/15/30	700	769,944
New York State Dormitory Authority, RB:
Gen Purpose, Series E, 5.00%, 2/15/29	1,715	2,048,842
Mental Health Services Facilities Improvement, Series A (AGM), 5.00%, 2/15/22	1,000	1,181,280
New York State Dormitory Authority, Refunding RB:
State Personal Income Tax, Series D, 5.00%, 2/15/33	750	879,360
Upstate Community Colleges, Series B, 5.25%, 7/01/21	1,565	1,667,539
New York State Thruway Authority, Refunding RB, Series A-1, 5.00%, 4/01/29	1,000	1,146,900
New York State Urban Development Corp., RB, State Personal Income Tax, Series A, 3.50%, 3/15/28	1,750	1,869,665
New York State Urban Development Corp., Refunding RB:
Clarkson Center for Advance Materials, 5.50%, 1/01/20	1,685	2,018,748
University Facilities Grants, 5.50%, 1/01/19	3,500	4,323,060
State of New York, GO, Series A, 5.00%, 2/15/39	1,250	1,458,112
		17,363,450
Tobacco — 1.3%
New York Counties Tobacco Trust I, RB, Tobacco Pass Thru, Series A:
6.50%, 6/01/35	750	750,000
6.63%, 6/01/42	490	490,020
Niagara County Tobacco Asset Securitization Corp. New York, RB, Asset-Backed, 6.25%, 5/15/40	1,000	957,060
Tobacco Settlement Financing Corp. New York, RB, Asset-Backed, Series A-1 (AMBAC), 5.25%, 6/01/20	1,455	1,483,911
		3,680,991
Transportation — 8.7%
Metropolitan Transportation Authority, RB:
Series A, 5.63%, 11/15/39	500	579,205
Series C, 6.50%, 11/15/28	1,760	2,232,437
Series H, 4.00%, 11/15/34	550	563,524
Series H, 5.00%, 11/15/42	1,500	1,687,725
Metropolitan Transportation Authority, Refunding RB, Series F:
5.00%, 11/15/30	1,890	2,177,696
(AGM), 4.00%, 11/15/30	4,985	5,430,310

Municipal Bonds	Par (000)	Value
New York (concluded)
Transportation (concluded)
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.00%, 12/15/41	$1,000	$1,135,020
New York State Thruway Authority, Refunding RB, Series I:
5.00%, 1/01/37	920	1,037,107
4.13%, 1/01/42	1,000	1,035,380
5.00%, 1/01/42	280	312,875
Port Authority of New York & New Jersey, RB, Special Project, JFK International Air Terminal:
Series 6, AMT (NPFGC), 6.25%, 12/01/13	2,575	2,630,027
Series 6, AMT (NPFGC), 6.25%, 12/01/14	2,620	2,725,167
Series 8, 6.00%, 12/01/42	2,000	2,376,520
Triborough Bridge & Tunnel Authority, Refunding RB, Series B:
5.00%, 11/15/31	125	149,286
CAB, 3.53%, 11/15/32 (c)	1,520	758,313
		24,830,592
Utilities — 6.2%
Long Island Power Authority, RB:
Series A (AGM), 5.00%, 5/01/36	500	564,575
Series C (CIFG), 5.25%, 9/01/29	3,000	3,718,950
Long Island Power Authority, Refunding RB, Series A:
5.50%, 4/01/24	875	1,051,951
6.00%, 5/01/33	2,450	2,973,296
5.75%, 4/01/39	300	356,316
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	500	597,020
New York City Municipal Water Finance Authority, Refunding RB:
Fiscal 2008, Series A, 5.00%, 6/15/38	1,570	1,765,151
Second General Resolution, Series EE, 4.00%, 6/15/45	1,540	1,595,224
Second General Resolution, Series HH, 5.00%, 6/15/32	950	1,104,822
Series FF, 5.00%, 6/15/45	1,680	1,916,191
Series FF-2, 5.50%, 6/15/40	800	943,008
New York State Environmental Facilities Corp., Refunding RB, Revolving Funds New York City Municipal Water, Series B, 5.00%, 6/15/36	1,000	1,176,960
		17,763,464
Total Municipal Bonds in New York		240,760,382

Puerto Rico — 4.9%
County/City/Special District/School District — 0.7%
Puerto Rico Sales Tax Financing Corp., RB, CAB, Series A, 5.80%, 8/01/35 (c)	3,000	824,970
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, First Sub-Series A-1, 4.80%, 8/01/24 (c)	2,000	1,154,880
		1,979,850
Housing — 0.6%
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	1,750	1,876,718
State — 2.1%
Puerto Rico Commonwealth Infrastructure Financing Authority, RB, CAB, Series A (c):
(AMBAC), 6.73%, 7/01/44	1,100	136,928
(NPFGC), 6.67%, 7/01/42	7,470	1,079,714
Puerto Rico Public Buildings Authority, RB, Government Facilities, Series I, 5.25%, 7/01/14 (d)	55	58,942

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Schedule of Investments (continued)	BlackRock New York Municipal Bond Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Puerto Rico (concluded)
State (concluded)
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 5.52%, 8/01/32 (c)	$500	$172,275
First Sub-Series A, 5.75%, 8/01/37	2,000	2,114,160
First Sub-Series A (AGM), 5.00%, 8/01/40	1,000	1,037,990
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC), 5.73%, 8/01/41 (c)	7,500	1,492,800
		6,092,809
Transportation — 1.3%
Puerto Rico Highway & Transportation Authority, RB, Series Y (AGM), 6.25%, 7/01/21	1,000	1,198,640
Puerto Rico Highway & Transportation Authority, Refunding RB (AGM):
Series AA, 4.95%, 7/01/26	2,175	2,241,620
Series CC, 5.50%, 7/01/30	300	330,306
		3,770,566
Utilities — 0.2%
Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 7/01/38	500	501,160
Total Municipal Bonds in Puerto Rico		14,221,103
Total Municipal Bonds — 88.9%		254,981,485

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New York — 15.0%
County/City/Special District/School District — 4.1%
City of New York, New York, GO, Series J, 5.00%, 5/15/23	1,800	1,909,440
New York City Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	1,650	1,905,733
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/35	3,200	3,481,568
New York Liberty Development Corp., RB, 7 World Trade Center Project, Class 1, 4.00%, 9/15/35	2,010	2,069,255
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.00%, 11/15/44	830	930,945
New York State Dormitory Authority, RB, State University Dormitory Facilities, Series A, 5.25%, 7/01/29	1,350	1,567,066
		11,864,007
Education — 0.4%
New York State Dormitory Authority, Refunding RB, State University Dormitory Facilities, Series A, 5.00%, 7/01/42	900	1,047,024
State — 0.8%
New York City Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,100	2,358,688

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New York (concluded)
Transportation — 4.8%
Hudson New York Yards Infrastructure Corp., Senior RB, 5.75%, 2/15/47	$2,250	$2,669,075
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	6,495	7,502,532
New York State Thruway Authority, Refunding RB, Personal Income Tax Revenue, Series A, 5.00%, 3/15/31	1,560	1,849,942
Port Authority of New York & New Jersey, RB, Consolidated 169th Series, AMT, 5.00%, 10/15/26	1,500	1,737,735
		13,759,284
Utilities — 4.9%
New York City Municipal Water Finance Authority, Refunding RB:
Second General Resolution, Fiscal 2012, Series BB, 5.00%, 6/15/44	3,751	4,257,664
Second General Resolution, Series HH, 5.00%, 6/15/32	2,790	3,244,686
Series A, 4.75%, 6/15/30	4,000	4,440,440
Suffolk County Water Authority, Refunding RB, 3.00%, 6/01/25	1,996	2,079,390
		14,022,180
Total Municipal Bonds in New York		43,051,183

Puerto Rico — 0.4%
State — 0.4%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior, Series C, 5.25%, 8/01/40	1,010	1,099,416
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 15.4%		44,150,599
Total Long-Term Investments (Cost — $275,470,424) — 104.3%		299,132,084

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (g)(h)	8,470,242	8,470,242
Total Short-Term Securities (Cost — $8,470,242) — 3.0%		8,470,242
Total Investments (Cost—$283,940,666) — 107.3%		307,602,326
Other Assets Less Liabilities — 1.0%		2,971,422
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.3)%		(23,859,508)
Net Assets — 100.0%		$286,714,240

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(d)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(f)
Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	39

Schedule of Investments (concluded)	BlackRock New York Municipal Bond Fund

(g)
Investments in issuers considered to be an affiliate of the Fund during the period ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2012	Net Activity	Shares Held at December 31, 2012	Income
BIF New York Municipal Money Fund	3,941,016	4,529,226	8,470,242	$46

(h)	Represents the current yield as of report date.
•
For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Financial Statements .

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$299,132,084	—	$299,132,084
Short-Term Securities	$8,470,242	—	—	8,470,242
Total	$8,470,242	$299,132,084	—	$307,602,326
[1]	See above Schedule of Investments for values in each sector or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012 such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(187)	—	$(187)
TOB trust certificates	—	(23,851,680)	—	(23,851,680)
Total	—	$(23,851,867)	—	$(23,851,867)

There were no transfers between levels during the six months ended December 31, 2012.

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Statements of Assets and Liabilities

December 31, 2012 (Unaudited)	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Bond Fund
Assets
Investments at value — unaffiliated[1]	$383,601,191	$5,259,009,458	$910,577,117	$299,132,084
Investments at value — affiliated[2]	10,469,794	442,027,183	3,527,366	8,470,242
Cash	—	3,652	150,371	—
Interest receivable	4,890,156	73,434,231	10,956,210	3,894,199
Capital shares sold receivable	6,989,440	28,287,733	3,103,013	371,490
Investments sold receivable	45,000	1,145,400	—	482,092
Prepaid expenses	2,956	50,796	8,856	3,528
Total assets	405,998,537	5,803,958,453	928,322,933	312,353,635
Accrued Liabilities
Bank overdraft	119	—	—	187
Capital shares redeemed payable	3,533,363	30,571,780	5,073,657	869,602
Income dividends payable	818,518	7,554,391	281,285	623,058
Investments purchased payable	3,619,928	58,112	—	—
Investment advisory fees payable	166,139	1,944,516	259,999	134,662
Service and distribution fees payable	65,285	961,719	97,360	56,303
Interest expense and fees payable	21,715	295,074	—	7,828
Other affiliates payable	—	4,707	3,216	596
Officer’s and Directors’ fees payable	583	—	1,203	389
Other accrued expenses payable	3,029	246,253	184,139	95,090
Total accrued liabilities	8,228,679	41,636,552	5,900,859	1,787,715
Other Liabilities

TOB trust certificates	40,222,094	482,406,644	—	23,851,680
Total liabilities	48,450,773	524,043,196	5,900,859	25,639,395
Net Assets	$357,547,764	$5,279,915,257	$922,422,074	$286,714,240
Net Assets Consist of
Paid-in capital	$340,970,297	$4,912,630,839	$922,731,984	$277,373,840
Undistributed net investment income	533,184	1,440,495	148,890	471,197
Accumulated net realized loss	(11,382,924)	(90,778,211)	(6,442,623)	(14,792,457)
Net unrealized appreciation/depreciation	27,427,207	456,622,134	5,983,823	23,661,660
Net Assets	$357,547,764	$5,279,915,257	$922,422,074	$286,714,240

[1] Investments at cost — unaffiliated	$356,173,984	$4,802,387,324	$904,593,294	$275,470,424

[2] Investments at cost — affiliated	$10,469,794	$442,027,183	$3,527,366	$8,470,242

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	41

Statements of Assets and Liabilities (concluded)

December 31, 2012 (Unaudited)	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Bond Fund
Net Asset Value
BlackRock:
Net assets	—	$440,351,446	$36,123,591	—
Shares outstanding, $0.10 par value	—	39,733,643	3,556,796	—
Net asset value	—	$11.08	$10.16	—
Shares authorized	—	375 Million	150 Million	—
Institutional:
Net assets	$203,780,639	$2,133,893,110	$581,838,675	$37,005,085
Shares outstanding, $0.10 par value	21,343,110	192,545,326	57,303,854	3,296,653
Net asset value	$9.55	$11.08	$10.15	$11.23
Shares authorized	100 Million	375 Million	150 Million	Unlimited
Service:
Net assets	—	$1,213,690	$—	—
Shares outstanding, $0.10 par value	—	109,644	—	—
Net asset value	—	$11.07	—	—
Shares authorized	—	375 Million	—	—
Investor A:
Net assets	$103,456,325	$2,064,755,776	$198,046,018	$51,378,804
Shares outstanding, $0.10 par value	10,860,076	186,214,356	19,494,009	4,573,410
Net asset value	$9.53	$11.09	$10.16	$11.23
Shares authorized	100 Million	375 Million	150 Million	Unlimited
Investor A1:
Net assets	—	—	$46,610,200	$154,498,912
Shares outstanding, $0.10 par value	—	—	4,586,800	13,754,054
Net asset value	—	—	$10.16	$11.23
Shares authorized	—	—	150 Million	Unlimited
Investor B:
Net assets	—	$17,884,265	$1,240,387	$2,265,339
Shares outstanding, $0.10 par value	—	1,614,405	122,144	201,747
Net asset value	—	$11.08	$10.16	$11.23
Shares authorized	—	375 Million	150 Million	Unlimited
Investor B1:
Net assets	—	$353,246	—	—
Shares outstanding, $0.10 par value	—	31,885	—	—
Net asset value	—	$11.08	—	—
Shares authorized	—	375 Million	—	—
Investor C:
Net assets	$50,310,800	$526,878,149	$58,563,203	$30,621,911
Shares outstanding, $0.10 par value	5,268,160	47,514,383	5,775,906	2,727,158
Net asset value	$9.55	$11.09	$10.14	$11.23
Par value	$0.100	$0.100	$—	$—
Shares authorized	100 Million	375 Million	150 Million	Unlimited
Investor C1:
Net assets	—	$94,585,575	—	$10,944,189
Shares outstanding, $0.10 par value	—	8,533,484	—	974,403
Net asset value	—	$11.08	—	$11.23
Shares authorized	—	375 Million	—	Unlimited

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Statements of Operations

Six Months Ended December 31, 2012 (Unaudited)	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Bond Fund
Investment Income
Interest	$9,180,081	$109,023,219	$6,327,193	$6,877,544
Income — affiliated	931	41,485	271	46
Total income	9,181,012	109,064,704	6,327,464	6,877,590
Expenses
Investment advisory	920,910	12,256,347	1,641,751	775,173
Service — Service	—	1,554	—	—
Service — Investor A	128,581	2,378,406	257,014	58,626
Service — Investor A1	—	—	24,082	79,081
Service and distribution — Investor B	—	84,390	2,816	7,515
Service — Investor B1	—	508	—	—
Service and distribution — Investor C	224,385	2,583,549	322,877	138,828
Service and distribution — Investor C1	—	400,365	—	33,668
Transfer agent — BlackRock	—	68,261	187	—
Transfer agent — Institutional	15,524	889,400	356,254	7,154
Transfer agent — Service	—	2,175	—	—
Transfer agent — Investor A	9,906	530,526	33,941	13,064
Transfer agent — Investor A1	—	—	12,082	34,736
Transfer agent — Investor B	—	11,338	1,660	1,586
Transfer agent — Investor B1	—	711	—	—
Transfer agent — Investor C	6,932	84,216	21,221	4,387
Transfer agent — Investor C1	—	23,455	—	2,189
Accounting services	44,987	393,573	116,226	40,273
Professional	36,429	98,434	46,169	45,358
Registration	7,703	123,120	43,037	31,761
Custodian	10,512	86,686	29,463	9,006
Printing	8,020	53,205	27,048	16,977
Officer and Directors	6,318	44,931	13,176	6,308
Miscellaneous	7,544	36,883	22,742	10,844
Total expenses excluding interest expense and fees	1,427,751	20,152,033	2,971,746	1,316,534
Interest expense and fees[1]	172,532	1,702,232	—	95,158
Total expenses	1,600,283	21,854,265	2,971,746	1,411,692
Less fees waived by Manager	(4,061)	(1,248,842)	(1,094)	(5,167)
Less fees paid indirectly	—	(194)	(97)	(9)
Less transfer agent fees reimbursed — class specific	—	(587,758)	(320,612)	—
Total expenses after fees waived and/or reimbursed and paid indirectly	1,596,222	20,017,471	2,649,943	1,406,516
Net investment income	7,584,790	89,047,233	3,677,521	5,471,074
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,267,508	15,820,938	454,513	211,628
Financial futures contracts	—	(451,013)	—	—
	1,267,508	15,369,925	454,513	211,628
Net change in unrealized appreciation/depreciation on:
Investments	7,916,913	59,726,679	(2,935,204)	4,880,983
Financial futures contracts	—	305,638	—	—
	7,916,913	60,032,317	(2,935,204)	4,880,983
Total realized and unrealized gain (loss)	9,184,421	75,402,242	(2,480,691)	5,092,611
Net Increase in Net Assets Resulting from Operations	$16,769,211	$164,449,475	$1,196,830	$10,563,685
[1]	Related to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	43

Statements of Changes in Net Assets	BlackRock High Yield Municipal Fund

Increase (Decrease) in Net Assets:	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Operations
Net investment income	$7,584,790	$10,397,416
Net realized gain (loss)	1,267,508	(227,630)
Net change in unrealized appreciation/depreciation	7,916,913	21,771,558
Net increase in net assets resulting from operations	16,769,211	31,941,344
Dividends to Shareholders From[1]
Net investment income:
Institutional	(4,431,403)	(7,098,857)
Investor A	(2,252,960)	(2,158,262)
Investor C	(812,858)	(994,674)
Decrease in net assets resulting from dividends to shareholders	(7,497,221)	(10,251,793)
Capital Share Transactions
Net increase in net assets derived from capital share transactions	50,553,869	118,424,930
Net Assets
Total increase in net assets	59,825,859	140,114,481
Beginning of period	297,721,905	157,607,424
End of period	$357,547,764	$297,721,905
Undistributed net investment income	$533,184	$445,615
[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Statements of Changes in Net Assets	BlackRock National Municipal Fund
Increase (Decrease) in Net Assets:	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Operations
Net investment income	$89,047,233	$171,058,891
Net realized gain	15,369,925	25,881,975
Net change in unrealized appreciation/depreciation	60,032,317	298,362,089
Net increase in net assets resulting from operations	164,449,475	495,302,955
Dividends to Shareholders From[1]
Net investment income:
BlackRock	(8,618,414)	(18,590,969)
Institutional	(40,022,869)	(76,209,583)
Service	(20,417)	(274,401)
Investor A	(33,583,901)	(55,356,873)
Investor B	(343,548)	(1,218,669)
Investor B1	(6,531)	(20,399)
Investor C	(7,196,265)	(13,732,375)
Investor C1	(1,493,109)	(3,544,673)
Decrease in net assets resulting from dividends to shareholders	(91,285,054)	(168,947,942)
Capital Share Transactions
Net increase in net assets derived from capital share transactions	422,652,769	2,009,721,670
Net Assets
Total increase in net assets	495,817,190	2,336,076,683
Beginning of period	4,784,098,067	2,448,021,384
End of period	$5,279,915,257	$4,784,098,067
Undistributed net investment income	$1,440,495	$3,678,316
[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	45

Statements of Changes in Net Assets	BlackRock Short-Term Municipal Fund
Increase (Decrease) in Net Assets:	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Operations
Net investment income	$3,677,521	$8,137,708
Net realized gain	454,513	886,216
Net change in unrealized appreciation/depreciation	(2,935,204)	(350,465)
Net increase in net assets resulting from operations	1,196,830	8,673,459
Dividends to Shareholders From[1]
Net investment income:
BlackRock	(202,677)	(607,341)
Institutional	(2,235,315)	(6,586,342)
Investor A	(462,635)	(1,714,646)
Investor A1	(145,168)	(479,858)
Investor B	(2,540)	(24,129)
Investor C	—	(8,215)
Decrease in net assets resulting from dividends to shareholders	(3,048,335)	(9,420,531)
Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(107,154,590)	17,906,706
Net Assets
Total increase (decrease) in net assets	(109,006,095)	17,159,634
Beginning of period	1,031,428,169	1,014,268,535
End of period	$922,422,074	$1,031,428,169
Undistributed (distributions in excess of) net investment income	$148,890	$(480,296)
[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Statements of Changes in Net Assets	BlackRock New York Municipal Bond Fund
Increase (Decrease) in Net Assets:	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Operations
Net investment income	$5,471,074	$10,880,967
Net realized gain (loss)	211,628	(2,710,787)
Net change in unrealized appreciation/depreciation	4,880,983	18,099,782
Net increase in net assets resulting from operations	10,563,685	26,269,962
Dividends to Shareholders From[1]
Net investment income:
Institutional	(714,047)	(1,228,547)
Investor A	(897,490)	(1,639,226)
Investor A1	(3,158,367)	(6,663,388)
Investor B	(53,626)	(178,466)
Investor C	(430,376)	(705,832)
Investor C1	(196,353)	(425,217)
Decrease in net assets resulting from dividends to shareholders	(5,450,259)	(10,840,676)
Capital Share Transactions
Net increase in net assets derived from capital share transactions	12,213,411	7,191,618
Net Assets
Total increase in net assets	17,326,837	22,620,904
Beginning of period	269,387,403	246,766,499
End of period	$286,714,240	$269,387,403
Undistributed net investment income	$471,197	$450,382
[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	47

Financial Highlights	BlackRock High Yield Municipal Fund

	Institutional
	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30,
			2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.26		$8.35	$8.47	$7.29	$8.68	$9.96
Net investment income[1]	0.22		0.46	0.46	0.46	0.48	0.44
Net realized and unrealized gain (loss)	0.29		0.90	(0.13)	1.18	(1.40)	(1.26)
Net increase (decrease) from investment operations	0.51		1.36	0.33	1.64	(0.92)	(0.82)
Dividends and distributions from:[2]
Net investment income	(0.22)		(0.45)	(0.45)	(0.46)	(0.47)	(0.44)
Net realized gain	—		—	—	—	—	(0.02)
Total dividends and distributions	(0.22)		(0.45)	(0.45)	(0.46)	(0.47)	(0.46)
Net asset value, end of period	$9.55		$9.26	$8.35	$8.47	$7.29	$8.68
Total Investment Return[3]
Based on net asset value	5.56%	[4]	16.72%	4.14%	22.88%	(10.40)%	(8.38)%
Ratios to Average Net Assets
Total expenses	0.73%	[5]	0.79%	0.78%	0.83%	0.93%	0.84%
Total expenses after fees waived	0.73%	[5]	0.79%	0.78%	0.83%	0.92%	0.81%
Total expenses after fees waived and excluding interest expense and fees[6]	0.63%	[5]	0.70%	0.72%	0.79%	0.89%	0.78%
Net investment income	4.69%	[5]	5.18%	5.49%	5.63%	6.52%	4.76%
Supplemental Data
Net assets, end of period (000)	$203,781		$176,895	$111,669	$94,146	$45,997	$71,203
Portfolio turnover	9%		17%	31%	32%	39%	33%
[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Financial Highlights (continued)	BlackRock High Yield Municipal Fund

	Investor A
	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30,
			2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.24		$8.33	$8.46	$7.28	$8.67	$9.95
Net investment income[1]	0.21		0.43	0.43	0.43	0.44	0.41
Net realized and unrealized gain (loss)	0.29		0.91	(0.13)	1.18	(1.39)	(1.26)
Net increase (decrease) from investment operations	0.50		1.34	0.30	1.61	(0.95)	(0.85)
Dividends and distributions from:[2]
Net investment income	(0.21)		(0.43)	(0.43)	(0.43)	(0.44)	(0.41)
Net realized gain	—		—	—	—	—	(0.02)
Total dividends and distributions	(0.21)		(0.43)	(0.43)	(0.43)	(0.44)	(0.43)
Net asset value, end of period	$9.53		$9.24	$8.33	$8.46	$7.28	$8.67
Total Investment Return[3]
Based on net asset value	5.43%	[4]	16.44%	3.73%	22.58%	(10.67)%	(8.62)%
Ratios to Average Net Assets
Total expenses	0.99%	[5]	1.06%	1.05%	1.09%	1.18%	1.08%
Total expenses after fees waived	0.98%	[5]	1.06%	1.05%	1.09%	1.17%	1.05%
Total expenses after fees waived and excluding interest expense and fees[6]	0.88%	[5]	0.97%	0.99%	1.05%	1.14%	1.03%
Net investment income	4.44%	[5]	4.85%	5.21%	5.33%	6.13%	4.52%
Supplemental Data
Net assets, end of period (000)	$103,456		$83,840	$27,993	$25,105	$4,798	$6,513
Portfolio turnover	9%		17%	31%	32%	39%	33%
[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	49

Financial Highlights (concluded)	BlackRock High Yield Municipal Fund

	Investor C
	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30,
			2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.27		$8.35	$8.47	$7.29	$8.68	$9.97
Net investment income[1]	0.18		0.36	0.37	0.37	0.41	0.34
Net realized and unrealized gain (loss)	0.27		0.92	(0.12)	1.18	(1.41)	(1.27)
Net increase (decrease) from investment operations	0.45		1.28	0.25	1.55	(1.00)	(0.93)
Dividends and distributions from:[2]
Net investment income	(0.17)		(0.36)	(0.37)	(0.37)	(0.39)	(0.34)
Net realized gain	—		—	—	—	—	(0.02)
Total dividends and distributions	(0.17)		(0.36)	(0.37)	(0.37)	(0.39)	(0.36)
Net asset value, end of period	$9.55		$9.27	$8.35	$8.47	$7.29	$8.68
Total Investment Return[3]
Based on net asset value	4.91%	[4]	15.65%	3.07%	21.61%	(11.33)%	(9.40)%
Ratios to Average Net Assets
Total expenses	1.75%	[5]	1.82%	1.82%	1.88%	1.97%	1.85%
Total expenses after fees waived	1.75%	[5]	1.82%	1.82%	1.88%	1.97%	1.82%
Total expenses after fees waived and excluding interest expense and fees[6]	1.64%	[5]	1.73%	1.77%	1.84%	1.94%	1.80%
Net investment income	3.68%	[5]	4.12%	4.45%	4.58%	5.59%	3.76%
Supplemental Data
Net assets, end of period (000)	$50,311		$36,987	$17,945	$14,560	$5,389	$4,527
Portfolio turnover	9%		17%	31%	32%	39%	33%
[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Financial Highlights	BlackRock National Municipal Fund

	BlackRock
	Six Months Ended December 31, 2012 (Unaudited)		July 18, 2011[1] to June 30, 2012
Per Share Operating Performance
Net asset value, beginning of period	$10.91		$10.11
Net investment income[2]	0.21		0.45
Net realized and unrealized gain	0.18		0.79
Net increase from investment operations	0.39		1.24
Dividends from net investment income[3]	(0.22)		(0.44)
Net asset value, end of period	$11.08		$10.91
Total Investment Return[4]
Based on net asset value	3.52%	[5]	12.48%	[5]
Ratios to Average Net Assets
Total expenses	0.60%	[6]	0.62%	[6]
Total expenses after fees waived and/or reimbursed and paid indirectly	0.53%	[6]	0.54%	[6]
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[7]	0.46%	[6]	0.46%	[6]
Net investment income	3.71%	[6]	4.41%	[6]
Supplemental Data
Net assets, end of period (000)	$440,351		$446,620
Portfolio turnover	19%		39%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	51

Financial Highlights (continued)	BlackRock National Municipal Fund

	Institutional
	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30,
			2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.91		$10.05	$10.19	$9.61	$9.95	$10.39
Net investment income[1]	0.20		0.46	0.49	0.48	0.48	0.48
Net realized and unrealized gain (loss)	0.18		0.85	(0.14)	0.57	(0.35)	(0.44)
Net increase from investment operations	0.38		1.31	0.35	1.05	0.13	0.04
Dividends from net investment income[2]	(0.21)		(0.45)	(0.49)	(0.47)	(0.47)	(0.48)
Net asset value, end of period	$11.08		$10.91	$10.05	$10.19	$9.61	$9.95
Total Investment Return[3]
Based on net asset value	3.47%	[4]	13.28%	3.49%	11.16%	1.56%	0.35%
Ratios to Average Net Assets
Total expenses	0.66%	[5]	0.69%	0.69%	0.62%	0.67%	0.79%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.61%	[5]	0.65%	0.69%	0.62%	0.65%	0.78%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[6]	0.54%	[5]	0.57%	0.60%	0.59%	0.60%	0.60%
Net investment income	3.63%	[5]	4.31%	4.83%	4.76%	5.10%	4.69%
Supplemental Data
Net assets, end of period (000)	$2,133,893		$2,037,090	$1,207,501	$1,103,381	$934,807	$977,642
Portfolio turnover	19%		39%	51%	70%	65%	61%
[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Financial Highlights (continued)	BlackRock National Municipal Fund

	Service
	Six Months Ended December 31, 2012 (Unaudited)		July 18, 2011[1] to June 30, 2012
Per Share Operating Performance
Net asset value, beginning of period	$10.90		$10.11
Net investment income[2]	0.18		0.42
Net realized and unrealized gain	0.17		0.77
Net increase from investment operations	0.35		1.19
Dividends from net investment income[3]	(0.18)		(0.40)
Net asset value, end of period	$11.07		$10.90
Total Investment Return[4]
Based on net asset value	3.21%	[5]	11.97%	[5]
Ratios to Average Net Assets
Total expenses	1.16%	[6]	0.91%	[6]
Total expenses after fees waived and/or reimbursed and paid indirectly	1.11%	[6]	0.86%	[6]
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[7]	1.04%	[6]	0.78%	[6]
Net investment income	3.14%	[6]	4.11%	[6]
Supplemental Data
Net assets, end of period (000)	$1,214		$1,214
Portfolio turnover	19%		39%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	53

Financial Highlights (continued)	BlackRock National Municipal Fund

	Investor A
	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30,
			2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.92		$10.06	$10.19	$9.62	$9.96	$10.39
Net investment income[1]	0.19		0.44	0.46	0.45	0.46	0.45
Net realized and unrealized gain (loss)	0.18		0.85	(0.13)	0.57	(0.35)	(0.43)
Net increase from investment operations	0.37		1.29	0.33	1.02	0.11	0.02
Dividends from net investment income[2]	(0.20)		(0.43)	(0.46)	(0.45)	(0.45)	(0.45)
Net asset value, end of period	$11.09		$10.92	$10.06	$10.19	$9.62	$9.96
Total Investment Return[3]
Based on net asset value	3.38%	[4]	13.10%	3.36%	10.77%	1.32%	0.22%
Ratios to Average Net Assets
Total expenses	0.88%	[5]	0.91%	0.92%	0.87%	0.91%	1.02%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.79%	[5]	0.80%	0.92%	0.87%	0.90%	1.01%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[6]	0.72%	[5]	0.72%	0.83%	0.84%	0.84%	0.82%
Net investment income	3.45%	[5]	4.15%	4.60%	4.52%	4.87%	4.46%
Supplemental Data
Net assets, end of period (000)	$2,064,756		$1,688,258	$855,849	$820,009	$635,090	$472,018
Portfolio turnover	19%		39%	51%	70%	65%	61%
[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Financial Highlights (continued)	BlackRock National Municipal Fund

	Investor B
	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30,
			2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.91		$10.05	$10.18	$9.61	$9.95	$10.38
Net investment income[1]	0.17		0.39	0.41	0.40	0.41	0.40
Net realized and unrealized gain (loss)	0.17		0.85	(0.12)	0.57	(0.35)	(0.43)
Net increase (decrease) from investment operations	0.34		1.24	0.29	0.97	0.06	(0.03)
Dividends from net investment income[2]	(0.17)		(0.38)	(0.42)	(0.40)	(0.40)	(0.40)
Net asset value, end of period	$11.08		$10.91	$10.05	$10.18	$9.61	$9.95
Total Investment Return[3]
Based on net asset value	3.12%	[4]	12.56%	2.89%	10.21%	0.79%	(0.30)%
Ratios to Average Net Assets
Total expenses	1.43%	[5]	1.44%	1.44%	1.39%	1.43%	1.54%
Total expenses after fees waived and/or reimbursed and paid indirectly	1.30%	[5]	1.30%	1.38%	1.38%	1.41%	1.53%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[6]	1.23%	[5]	1.22%	1.30%	1.36%	1.36%	1.35%
Net investment income	2.96%	[5]	3.69%	4.10%	3.99%	4.35%	3.94%
Supplemental Data
Net assets, end of period (000)	$17,884		$27,169	$30,346	$46,152	$58,079	$69,859
Portfolio turnover	19%		39%	51%	70%	65%	61%
[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	55

Financial Highlights (continued)	BlackRock National Municipal Fund

	Investor B1
	Six Months Ended December 31, 2012 (Unaudited)		July 18, 2011[1] to June 30, 2012
Per Share Operating Performance
Net asset value, beginning of period	$10.91		$10.11
Net investment income[2]	0.18		0.39
Net realized and unrealized gain	0.17		0.79
Net increase from investment operations	0.35		1.18
Dividends from net investment income[3]	(0.18)		(0.38)
Net asset value, end of period	$11.08		$10.91
Total Investment Return[4]
Based on net asset value	3.20%	[5]	11.83%	[5]
Ratios to Average Net Assets
Total expenses	1.17%	[6]	1.17%	[6]
Total expenses after fees waived and/or reimbursed and paid indirectly	1.13%	[6]	1.12%	[6]
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[7]	1.06%	[6]	1.04%	[6]
Net investment income	3.13%	[6]	3.84%	[6]
Supplemental Data
Net assets, end of period (000)	$353		$494
Portfolio turnover	19%		39%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Financial Highlights (continued)	BlackRock National Municipal Fund
	Investor C
	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30,
			2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.92		$10.06	$10.19	$9.62	$9.96	$10.39
Net investment income[1]	0.15		0.36	0.39	0.38	0.39	0.37
Net realized and unrealized gain (loss)	0.18		0.86	(0.13)	0.57	(0.35)	(0.43)
Net increase (decrease) from investment operations	0.33		1.22	0.26	0.95	0.04	(0.06)
Dividends from net investment income[2]	(0.16)		(0.36)	(0.39)	(0.38)	(0.38)	(0.37)
Net asset value, end of period	$11.09		$10.92	$10.06	$10.19	$9.62	$9.96
Total Investment Return[3]
Based on net asset value	2.99%	[4]	12.26%	2.60%	9.95%	0.56%	(0.57)%
Ratios to Average Net Assets
Total expenses	1.61%	[5]	1.64%	1.66%	1.61%	1.66%	1.82%
Total expenses after fees waived and/or reimbursed and paid indirectly	1.54%	[5]	1.55%	1.66%	1.61%	1.65%	1.81%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[6]	1.47%	[5]	1.47%	1.58%	1.58%	1.59%	1.62%
Net investment income	2.70%	[5]	3.40%	3.85%	3.77%	4.12%	3.66%
Supplemental Data
Net assets, end of period (000)	$526,878		$483,092	$281,024	$292,132	$195,475	$103,504
Portfolio turnover	19%		39%	51%	70%	65%	61%

[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	57

Financial Highlights (concluded)	BlackRock National Municipal Fund

	Investor C1
	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30,
			2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.91		$10.06	$10.19	$9.61	$9.95	$10.39
Net investment income[1]	0.16		0.38	0.41	0.40	0.41	0.40
Net realized and unrealized gain (loss)	0.18		0.85	(0.13)	0.57	(0.35)	(0.44)
Net increase (decrease) from investment operations	0.34		1.23	0.28	0.97	0.06	(0.04)
Dividends from net investment income[2]	(0.17)		(0.38)	(0.41)	(0.39)	(0.40)	(0.40)
Net asset value, end of period	$11.08		$10.91	$10.06	$10.19	$9.61	$9.95
Total Investment Return[3]
Based on net asset value	3.09%	[4]	12.37%	2.80%	10.28%	0.76%	(0.44)%
Ratios to Average Net Assets
Total expenses	1.42%	[5]	1.44%	1.47%	1.42%	1.46%	1.58%
Total expenses after fees waived and/or reimbursed and paid indirectly	1.35%	[5]	1.36%	1.46%	1.42%	1.44%	1.57%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[6]	1.28%	[5]	1.28%	1.38%	1.39%	1.39%	1.39%
Net investment income	2.89%	[5]	3.60%	4.04%	3.96%	4.32%	3.90%
Supplemental Data
Net assets, end of period (000)	$94,586		$100,161	$73,302	$88,427	$95,790	$114,746
Portfolio turnover	19%		39%	51%	70%	65%	61%
[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Financial Highlights	BlackRock Short-Term Municipal Fund

	BlackRock
	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30,
			2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.18		$10.18	$10.19	$10.14	$9.98	$9.89
Net investment income[1]	0.04		0.09	0.12	0.15	0.26	0.33
Net realized and unrealized gain (loss)	(0.02)		0.02	(0.00)[2]	0.06	0.17	0.09
Net increase (decrease) from investment operations	0.02		0.11	0.12	0.21	0.43	0.42
Dividends from net investment income[3]	(0.04)		(0.11)	(0.13)	(0.16)	(0.27)	(0.33)
Net asset value, end of period	$10.16		$10.18	$10.18	$10.19	$10.14	$9.98
Total Investment Return[4]
Based on net asset value	0.17%	[5]	1.07%	1.17%	2.04%	4.36%	4.26%
Ratios to Average Net Assets
Total expenses	0.39%	[6]	0.39%	0.40%	0.41%	0.45%	0.42%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.39%	[6]	0.39%	0.39%	0.40%	0.44%	0.39%
Net investment income	0.87%	[6]	0.93%	1.25%	1.42%	2.65%	3.28%
Supplemental Data
Net assets, end of period (000)	$36,124		$63,503	$43,941	$17,244	$2,424	$1,822
Portfolio turnover	18%		51%	44%	36%	21%	33%
[1]	Based on average shares outstanding.
[2]	Amount is greater than $(0.01) per share.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	59

Financial Highlights (continued)	BlackRock Short-Term Municipal Fund

	Institutional
	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30,
			2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.17		$10.18	$10.18	$10.13	$9.97	$9.88
Net investment income[1]	0.05		0.09	0.13	0.15	0.27	0.33
Net realized and unrealized gain (loss)	(0.03)		0.01	(0.00)[2]	0.06	0.17	0.09
Net increase (decrease) from investment operations	0.02		0.10	0.13	0.21	0.44	0.42
Dividends from net investment income[3]	(0.04)		(0.11)	(0.13)	(0.16)	(0.28)	(0.33)
Net asset value, end of period	$10.15		$10.17	$10.18	$10.18	$10.13	$9.97
Total Investment Return[4]
Based on net asset value	0.17%	[5]	0.96%	1.27%	2.04%	4.45%	4.31%
Ratios to Average Net Assets
Total expenses	0.50%	[6]	0.50%	0.49%	0.48%	0.47%	0.49%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.40%	[6]	0.40%	0.40%	0.40%	0.35%	0.35%
Net investment income	0.88%	[6]	0.93%	1.26%	1.50%	2.68%	3.30%
Supplemental Data
Net assets, end of period (000)	$581,839		$643,910	$603,837	$628,194	$403,143	$181,624
Portfolio turnover	18%		51%	44%	36%	21%	33%
[1]	Based on average shares outstanding.
[2]	Amount is greater than $(0.01) per share.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Financial Highlights (continued)	BlackRock Short-Term Municipal Fund

	Investor A
	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30,
			2012		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.18		$10.19		$10.19	$10.13	$9.98	$9.88
Net investment income[1]	0.03		0.07		0.10	0.12	0.21	0.30
Net realized and unrealized gain (loss)	(0.03)		0.00	[2]	(0.00)[3]	0.07	0.19	0.11
Net increase (decrease) from investment operations	—		0.07		0.10	0.19	0.40	0.41
Dividends from net investment income[4]	(0.02)		(0.08)		(0.10)	(0.13)	(0.25)	(0.31)
Net asset value, end of period	$10.16		$10.18		$10.19	$10.19	$10.13	$9.98
Total Investment Return[5]
Based on net asset value	0.03%	[6]	0.69%		0.99%	1.86%	4.08%	4.15%
Ratios to Average Net Assets
Total expenses	0.67%	[7]	0.66%		0.67%	0.68%	0.72%	0.79%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.67%	[7]	0.66%		0.67%	0.67%	0.60%	0.60%
Net investment income	0.59%	[7]	0.67%		1.00%	1.20%	2.26%	3.03%
Supplemental Data
Net assets, end of period (000)	$198,046		$204,729		$221,827	$297,336	$121,355	$9,403
Portfolio turnover	18%		51%		44%	36%	21%	33%
[1]	Based on average shares outstanding.
[2]	Amount is less than $0.01 per share.
[3]	Amount is greater than $(0.01) per share.
[4]	Dividends are determined in accordance with federal income tax regulations.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	61

Financial Highlights (continued)	BlackRock Short-Term Municipal Fund

	Investor A1
	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30,
			2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.18		$10.19	$10.19	$10.14	$9.98	$9.89
Net investment income[1]	0.04		0.08	0.12	0.14	0.27	0.32
Net realized and unrealized gain (loss)	(0.03)		0.01	(0.00)[2]	0.05	0.16	0.09
Net increase (decrease) from investment operations	0.01		0.09	0.12	0.19	0.43	0.41
Dividends from net investment income[3]	(0.03)		(0.10)	(0.12)	(0.14)	(0.27)	(0.32)
Net asset value, end of period	$10.16		$10.18	$10.19	$10.19	$10.14	$9.98
Total Investment Return[4]
Based on net asset value	0.11%[5]		0.84%	1.14%	1.91%	4.34%	4.20%
Ratios to Average Net Assets
Total expenses	0.54%	[6]	0.54%	0.54%	0.55%	0.58%	0.59%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.52%	[6]	0.51%	0.52%	0.52%	0.45%	0.45%
Net investment income	0.74%	[6]	0.81%	1.14%	1.41%	2.70%	3.22%
Supplemental Data
Net assets applicable, end of period (000)	$46,610		$48,377	$53,141	$66,404	$78,606	$105,580
Portfolio turnover	18%		51%	44%	36%	21%	33%
[1]	Based on average shares outstanding.
[2]	Amount is greater than $(0.01) per share.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.

See Notes to Financial Statements.

62	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Financial Highlights (continued)	BlackRock Short-Term Municipal Fund

	Investor B
	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30,
			2012		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.17		$10.18		$10.18	$10.13	$9.97	$9.88
Net investment income[1]	0.01		0.06		0.09	0.11	0.24	0.30
Net realized and unrealized gain	0.00	[2]	0.00	[2]	(0.00)[3]	0.05	0.16	0.08
Net increase (decrease) from investment operations	0.01		0.06		0.09	0.16	0.40	0.38
Dividends from net investment income[4]	(0.02)		(0.07)		(0.09)	(0.11)	(0.24)	(0.29)
Net asset value, end of period	$10.16		$10.17		$10.18	$10.18	$10.13	$9.97
Total Investment Return[5]
Based on net asset value	0.06%	[6]	0.55%		0.85%	1.62%	4.08%	3.94%
Ratios to Average Net Assets
Total expenses	0.95%	[7]	0.84%		0.82%	0.82%	0.85%	0.85%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.81%	[7]	0.80%		0.81%	0.81%	0.70%	0.70%
Net investment income	0.11%	[7]	0.54%		0.86%	1.13%	2.41%	2.97%
Supplemental Data
Net assets, end of period (000)	$1,240		$2,216		$5,258	$8,503	$9,917	$10,612
Portfolio turnover	18%		51%		44%	36%	21%	33%
[1]	Based on average shares outstanding.
[2]	Amount is less than $0.01 per share.
[3]	Amount is greater than $(0.01) per share.
[4]	Dividends are determined in accordance with federal income tax regulations.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	63

Financial Highlights (concluded)	BlackRock Short-Term Municipal Fund

	Investor C
	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30,
			2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.18		$10.18	$10.18	$10.13	$9.97	$9.88
Net investment income (loss)[1]	(0.01)		(0.01)	0.02	0.05	0.15	0.23
Net realized and unrealized gain (loss)	(0.03)		0.01	(0.00)[2]	0.05	0.19	0.09
Net increase (decrease) from investment operations	(0.04)		—	0.02	0.10	0.34	0.32
Dividends from net investment income[3]	—		(0.00)[2]	(0.02)	(0.05)	(0.18)	(0.23)
Net asset value, end of period	$10.14		$10.18	$10.18	$10.18	$10.13	$9.97
Total Investment Return[4]
Based on net asset value	(0.39)%	[5]	0.01%	0.21%	0.97%	3.41%	3.27%
Ratios to Average Net Assets
Total expenses	1.46%	[6]	1.44%	1.45%	1.46%	1.52%	1.78%
Total expenses after fees waived and/or reimbursed and paid indirectly	1.46%	[6]	1.44%	1.45%	1.45%	1.35%	1.35%
Net investment income (loss)	(0.23)%	[6]	(0.11)%	0.22%	0.44%	1.56%	2.28%
Supplemental Data
Net assets, end of period (000)	$58,563		$68,693	$86,264	$117,792	$69,632	$7,365
Portfolio turnover	18%		51%	44%	36%	21%	33%
[1]	Based on average shares outstanding.
[2]	Amount is greater than $(0.01) per share.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.

See Notes to Financial Statements.

64	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Financial Highlights	BlackRock New York Municipal Bond Fund

	Institutional
	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30,				Period October 1, 2007 to June 30, 2008		Year Ended September 30, 2007
			2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$11.01		$10.36	$10.55	$9.81	$10.38	$10.84		$11.10
Net investment income[1]	0.23		0.47	0.50	0.49	0.48	0.36		0.49
Net realized and unrealized gain (loss)	0.22		0.65	(0.20)	0.74	(0.56)	(0.46)		(0.26)
Net increase (decrease) from investment operations	0.45		1.12	0.30	1.23	(0.08)	(0.10)		0.23
Dividends from net investment income[2]	(0.23)		(0.47)	(0.49)	(0.49)	(0.49)	(0.36)		(0.49)
Net asset value, end of period	$11.23		$11.01	$10.36	$10.55	$9.81	$10.38		$10.84
Total Investment Return[3]
Based on net asset value	4.12%	[4]	11.06%	2.97%	12.74%	(0.60)%	(0.91)%	[4]	2.12%
Ratios to Average Net Assets
Total expenses	0.77%	[5]	0.80%	0.72%	0.76%	0.78%	0.82%	[5]	0.85%
Total expenses after fees waived and paid indirectly	0.77%	[5]	0.80%	0.72%	0.76%	0.77%	0.81%	[5]	0.85%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	0.70%	[5]	0.76%	0.70%	0.75%	0.76%	0.74%	[5]	0.73%
Net investment income	4.11%	[5]	4.43%	4.78%	4.77%	5.01%	4.56%	[5]	4.51%
Supplemental Data
Net assets, end of period (000)	$37,005		$31,875	$25,864	$23,841	$19,105	$17,949		$14,927
Portfolio turnover	10%		19%	17%	19%	30%	16%		19%
[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	65

Financial Highlights (continued)	BlackRock New York Municipal Bond Fund

	Investor A
	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30,				Period October 1, 2007 to June 30, 2008		Period October 2, 2006[1] to September 30, 2007
			2012	2011	2010	2009
Per Share Operating Performance

Net asset value, beginning of period	$11.02		$10.37	$10.55	$9.82	$10.39	$10.85		$11.10
Net investment income[2]	0.22		0.45	0.47	0.47	0.46	0.34		0.46
Net realized and unrealized gain (loss)	0.21		0.65	(0.19)	0.72	(0.57)	(0.46)		(0.25)
Net increase (decrease) from investment operations	0.43		1.10	0.28	1.19	(0.11)	(0.12)		0.21
Dividends from net investment income[3]	(0.22)		(0.45)	(0.46)	(0.46)	(0.46)	(0.34)		(0.46)
Net asset value, end of period	$11.23		$11.02	$10.37	$10.55	$9.82	$10.39		$10.85
Total Investment Return[4]

Based on net asset value	3.89%	[5]	10.77%	2.76%	12.33%	(0.85)%	(1.10)%	[5]	1.93%	[5]
Ratios to Average Net Assets

Total expenses	1.04%	[6]	1.06%	1.02%	1.02%	1.05%	1.07%	[6]	1.10%	[6]
Total expenses after fees waived and paid indirectly	1.03%	[6]	1.06%	1.01%	1.02%	1.04%	1.06%	[6]	1.10%	[6]
Total expenses after fees waived and paid indirectly excluding interest expense and fees[7]	0.97%	[6]	1.02%	1.00%	1.01%	1.02%	0.99%	[6]	0.99%	[6]
Net investment income	3.84%	[6]	4.17%	4.47%	4.50%	4.77%	4.31%	[6]	4.27%	[6]
Supplemental Data

Net assets, end of period (000)	$51,379		$43,030	$35,751	$37,736	$20,528	$16,181		$11,964
Portfolio turnover	10%		19%	17%	19%	30%	16%		19%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

66	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Financial Highlights (continued)	BlackRock New York Municipal Bond Fund

	Investor A1
	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30,				Period October 1, 2007 to June 30, 2008	Year Ended September 30, 2007
			2012	2011	2010	2009
Per Share Operating Performance

Net asset value, beginning of period	$11.02		$10.37	$10.55	$9.82	$10.39	$10.85	$11.10
Net investment income[1]	0.23		0.47	0.49	0.48	0.48	0.36	0.49
Net realized and unrealized gain (loss)	0.21		0.65	(0.19)	0.73	(0.57)	(0.47)	(0.26)
Net increase (decrease) from investment operations	0.44		1.12	0.30	1.21	(0.09)	(0.11)	0.23
Dividends from net investment income[2]	(0.23)		(0.47)	(0.48)	(0.48)	(0.48)	(0.35)	(0.48)
Net asset value, end of period	$11.23		$11.02	$10.37	$10.55	$9.82	$10.39	$10.85
Total Investment Return[3]

Based on net asset value	3.97%	[4]	10.97%	2.95%	12.49%	(0.70)%	(0.99)% [4]	2.11%
Ratios to Average Net Assets

Total expenses	0.88%	[5]	0.88%	0.84%	0.88%	0.89%	0.92%[5]	0.95%
Total expenses after fees waived and paid indirectly	0.87%	[5]	0.88%	0.83%	0.87%	0.88%	0.91%[5]	0.95%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	0.80%	[5]	0.84%	0.82%	0.86%	0.87%	0.84%[5]	0.83%
Net investment income	4.01%	[5]	4.36%	4.66%	4.65%	4.90%	4.45%[5]	4.40%
Supplemental Data

Net assets, end of period (000)	$154,499		$154,473	$151,327	$162,305	$157,706	$177,080	$204,497
Portfolio turnover	10%		19%	17%	19%	30%	16%	19%
[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	67

Financial Highlights (continued)	BlackRock New York Municipal Bond Fund

	Investor B
	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30,				Period October 1, 2007 to June 30, 2008		Year Ended September 30, 2007
			2012	2011	2010	2009
Per Share Operating Performance

Net asset value, beginning of period	$11.01		$10.37	$10.55	$9.81	$10.38	$10.84		$11.10
Net investment income[1]	0.20		0.42	0.44	0.44	0.44	0.33		0.44
Net realized and unrealized gain (loss)	0.22		0.64	(0.18)	0.74	(0.57)	(0.47)		(0.26)
Net increase (decrease) from investment operations	0.42		1.06	0.26	1.18	(0.13)	(0.14)		0.18
Dividends from net investment income[2]	(0.20)		(0.42)	(0.44)	(0.44)	(0.44)	(0.32)		(0.44)
Net asset value, end of period	$11.23		$11.01	$10.37	$10.55	$9.81	$10.38		$10.84
Total Investment Return[3]

Based on net asset value	3.82%	[4]	10.38%	2.52%	12.15%	(1.11)%	(1.29)%	[4]	1.60%
Ratios to Average Net Assets

Total expenses	1.33%	[5]	1.32%	1.26%	1.29%	1.30%	1.31%	[5]	1.36%
Total expenses after fees waived and paid indirectly	1.33%	[5]	1.32%	1.26%	1.28%	1.29%	1.31%	[5]	1.36%
Total expenses after fees waived and paid indirectly excluding interest expense and fees[6]	1.26%	[5]	1.28%	1.24%	1.28%	1.27%	1.24%	[5]	1.24%
Net investment income	3.55%	[5]	3.93%	4.22%	4.25%	4.48%	4.06%	[5]	3.99%
Supplemental Data

Net assets, end of period (000)	$2,265		$3,717	$5,950	$9,645	$11,770	$18,535		$25,264
Portfolio turnover	10%		19%	17%	19%	30%	16%		19%
[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

68	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Financial Highlights (continued)	BlackRock New York Municipal Bond Fund

	Investor C
	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30,				Period October 1, 2007 to June 30, 2008		Period October 2, 2006[1] to September 30, 2007
			2012	2011	2010	2009
Per Share Operating Performance

Net asset value, beginning of period	$11.01		$10.37	$10.55	$9.81	$10.38	$10.84		$11.10
Net investment income[2]	0.18		0.37	0.39	0.39	0.39	0.28		0.37
Net realized and unrealized gain (loss)	0.22		0.64	(0.18)	0.74	(0.56)	(0.46)		(0.25)
Net increase (decrease) from investment operations	0.40		1.01	0.21	1.13	(0.17)	(0.18)		0.12
Dividends from net investment income[3]	(0.18)		(0.37)	(0.39)	(0.39)	(0.40)	(0.28)		(0.38)
Net asset value, end of period	$11.23		$11.01	$10.37	$10.55	$9.81	$10.38		$10.84
Total Investment Return[4]

Based on net asset value	3.60%	[5]	9.89%	2.03%	11.62%	(1.59)%	(1.65)%	[5]	1.08%	[5]
Ratios to Average Net Assets

Total expenses	1.76%	[6]	1.77%	1.73%	1.77%	1.79%	1.82%	[6]	1.85%	[6]
Total expenses after fees waived and paid indirectly	1.76%	[6]	1.77%	1.73%	1.76%	1.78%	1.81%	[6]	1.85%	[6]
Total expenses after fees waived and paid indirectly excluding interest expense and fees[7]	1.69%	[6]	1.73%	1.72%	1.75%	1.76%	1.74%	[6]	1.74%	[6]
Net investment income	3.12%	[6]	3.45%	3.76%	3.76%	4.03%	3.57%	[6]	3.52%	[6]
Supplemental Data

Net assets, end of period (000)	$30,622		$25,201	$17,180	$17,597	$12,294	$8,535		$4,611
Portfolio turnover	10%		19%	17%	19%	30%	16%		19%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	69

Financial Highlights (concluded)	BlackRock New York Municipal Bond Fund

	Investor C1
	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30,				Period October 1, 2007 to June 30, 2008		Year Ended September 30, 2007
			2012	2011	2010	2009
Per Share Operating Performance

Net asset value, beginning of period	$11.02		$10.37	$10.55	$9.81	$10.39	$10.85		$11.10
Net investment income[1]	0.20		0.42	0.43	0.43	0.43	0.32		0.43
Net realized and unrealized gain (loss)	0.21		0.64	(0.18)	0.74	(0.58)	(0.47)		(0.25)
Net increase (decrease) from investment operations	0.41		1.06	0.25	1.17	(0.15)	(0.15)		0.18
Dividends from net investment income[2]	(0.20)		(0.41)	(0.43)	(0.43)	(0.43)	(0.31)		(0.43)
Net asset value, end of period	$11.23		$11.02	$10.37	$10.55	$9.81	$10.39		$10.85
Total Investment Return[3]

Based on net asset value	3.71%	[4]	10.43%	2.44%	12.06%	(1.29)%	(1.35)%	[4]	1.61%
Ratios to Average Net Assets

Total expenses	1.37%	[5]	1.37%	1.33%	1.37%	1.38%	1.41%	[5]	1.45%
Total expenses after fees waived and paid indirectly	1.37%	[5]	1.37%	1.33%	1.37%	1.37%	1.40%	[5]	1.45%
Total expenses after fees waived and paid indirectly excluding interest expense and fees[6]	1.30%	[5]	1.33%	1.32%	1.36%	1.36%	1.33%	[5]	1.33%
Net investment income	3.52%	[5]	3.86%	4.16%	4.16%	4.41%	3.97%	[5]	3.91%
Supplemental Data

Net assets, end of period (000)	$10,944		$11,093	$10,694	$12,391	$12,491	$14,217		$16,364
Portfolio turnover	10%		19%	17%	19%	30%	16%		19%
[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

70	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock High Yield Municipal Fund (“High Yield Municipal”), BlackRock National Municipal Fund (“National Municipal”) and BlackRock Short-Term Municipal Fund (“Short-Term Municipal”), of BlackRock Municipal Bond Fund, Inc. (the “Corporation”), and BlackRock New York Municipal Bond Fund (“New York Municipal”) of BlackRock Multi-State Municipal Series Trust (the “Trust”) (collectively, the “Funds” or individually as the “Fund”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. The Corporation is organized as a Maryland corporation. The Trust is organized as a Massachusetts business trust. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Board of Directors of the Corporation and the Board of Trustees of the Trust are referred to throughout this report as the “Board of Directors” or the “Board”. Each Fund offers multiple classes of shares. BlackRock, Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor A1 Shares are generally sold with a front-end sales charge. Investor B, Investor B1, Investor C and Investor C1 Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor A1, Investor B, Investor B1, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. For Short-Term Municipal and New York Municipal, Investor B Shares automatically convert to Investor A1 Shares after approximately 10 years. For National Municipal, Investor B Shares automatically convert to Investor A after approximately 10 years and Investor B1 Shares convert to Investor A Shares after approximately 7 years. Investor A1, Investor B, Investor B1 and Investor C1 Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A and Investor A1 distribution and service plans as applicable).

Reorganization: The Board and shareholders of National Municipal and the Board and shareholders of each of BlackRock Municipal Fund of the Corporation (“Municipal”) and BlackRock AMT-Free Municipal Bond Portfolio of BlackRock Funds II (“AMT-Free Municipal”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganizations of each Target Fund into National Municipal pursuant to which National Municipal acquired substantially all of the assets and substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued shares of National Municipal.

Each shareholder of a Target Fund received shares of National Municipal in an amount equal to the aggregate net asset value of such shareholder’s Target Fund shares, as determined at the close of business on July 15, 2011, less the costs of the Target Fund’s reorganization. In connection with the reorganizations, National Municipal issued newly created BlackRock, Service and Investor B1 share classes.

The reorganizations were accomplished by a tax-free exchange of shares of National Municipal in the following amounts and at the following conversion ratios:

Target Fund	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	National Municipal’s Share Class	Shares of National Municipal
Municipal	Institutional	60,313,178	0.73000752	BlackRock	44,029,074
Municipal	Investor A	23,362,907	0.72932033	Investor A	17,039,043
Municipal	Investor B	1,504,648	0.72970352	Investor B	1,097,947
Municipal	Investor C	5,968,504	0.73017144	Investor C	4,358,031
Municipal	Investor C1	3,835,529	0.72955036	Investor C1	2,798,212
AMT-Free Municipal	BlackRock	32,187	1.04459481	BlackRock	33,622
AMT-Free Municipal	Institutional	36,915,636	1.04362536	Institutional	38,526,093
AMT-Free Municipal	Service	807,665	1.04194269	Service	841,541
AMT-Free Municipal	Investor A	4,388,828	1.04337638	Investor A	4,579,199
AMT-Free Municipal	Investor B	66,195	1.04405653	Investor B1	69,111
AMT-Free Municipal	Investor C	2,211,771	1.04317692	Investor C	2,307,268

Each Target Fund’s net assets and composition of net assets on July 15, 2011, the date of the reorganization, were as follows:

Target Fund	Net Assets	Paid-in Capital	Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Net Unrealized Appreciation
Municipal	$700,874,018	$711,500,571	$(50,550)	$(30,657,517)	$20,081,514
AMT-Free Municipal	$468,651,298	$471,981,418	$(10,420)	$(19,847,261)	$16,527,561
SEMI-ANNUAL REPORT	DECEMBER 31, 2012	71

Notes to Financial Statements (continued)

For financial reporting purposes, assets received and shares issued by National Municipal were recorded at fair value. However, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of National Municipal’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of National Municipal before the acquisition were $2,481,619,738. The aggregate net assets of National Municipal immediately after the acquisition amounted to $3,651,145,054. Each Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
Municipal	$697,035,650	$676,954,136
AMT-Free Municipal	$464,643,093	$448,115,532

The purpose of these transactions was to combine three funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on July 18, 2011.

In connection with the reorganizations, National Municipal’s manager contractually agreed to waive and/or reimburse fees and expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to November 1, 2013 unless approved by the Board including a majority of the Independent Directors. The expense limitations as a percentage of average daily net assets are as follows:

BlackRock	0.46%
Investor A	0.72%
Investor B	1.23%
Investor C	1.47%
Investor C1	1.28%

Assuming the acquisition had been completed on July 1, 2011, the beginning of the fiscal reporting period of National Municipal, the pro forma results of operations for the year ended June 30, 2012 are as follows:

•	Net investment income: $173,305,533
•	Net realized and change in unrealized gain/loss on investments: $328,129,422
•	Net increase in net assets resulting from operations: $501,434,955

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in National Municipal’s Statement of Operations since July 18, 2011.

Reorganization costs incurred in connection with the reorganization were expensed by National Municipal.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of the Funds. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of

72	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Notes to Financial Statements (continued)

valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: High Yield Municipal, National Municipal and New York Municipal leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a Termination Event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the six months ended December 31, 2012, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Fund. The Fund typically invests the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of the Funds’ payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably in proportion to their participation. The recourse TOB Trusts, if any, are identified in the Schedules of Investments.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	73

Notes to Financial Statements (continued)

offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At December 31, 2012, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
High Yield Municipal	$73,573,337	$40,222,094	0.12% – 0.43%
National Municipal	$1,082,420,921	$482,406,644	0.13% – 0.33%
New York Municipal	$44,150,599	$23,851,680	0.12% – 0.20%

For the six months ended December 31, 2012, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
High Yield Municipal	$39,538,668	0.87%
National Municipal	$481,308,132	0.71%
New York Municipal	$23,117,632	0.82%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Funds’ NAVs per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended June 30, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies, which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their respective custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

74	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Notes to Financial Statements (continued)

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Derivative Financial Instruments Categorized by Risk Exposure:

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended December 31, 2012
	Net Realized Loss From
	National Municipal	New York Municipal
Interest rate contracts:
Financial futures contracts	$(451,013)	—
Options[1]	—	$(91,074)
Total	$(451,013)	$(91,074)
[1]	Options purchased are included in the net realized gain (loss) from investments.
SEMI-ANNUAL REPORT	DECEMBER 31, 2012	75

Notes to Financial Statements (continued)
Net Change in Unrealized Appreciation on
National Municipal
Interest rate contracts:
Financial futures contracts	$305,638

For the six months ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	National Municipal[1]	New York Municipal[1]
Financial futures contracts:
Average number of contracts purchased	750	—
Average number of contracts sold	500	—
Average notional value of contracts purchased	$99,651,975	—
Average notional value of contracts sold	$66,686,550	—
Options:
Average number of option contracts purchased	—	288
Average notional value of option contracts purchased	—	$37,584,000
[1]	Average contract amount shown due to limited activity.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Corporation and the Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee based on a percentage each Fund’s average daily net assets at the following annual rates:

High Yield Municipal:

Portion of Average Daily Net Assets	Rate
First $250 Million	0.550%
$250 Million — $500 Million	0.525%
Greater than $500 Million	0.500%

National Municipal and Short-Term Municipal:

	Rate of Advisory Fee
Aggregate of Average Daily Net Assets of the Two Combined Funds[2]	National Municipal	Short-Term Municipal
First $250 Million	0.500%	0.400%
$250 Million — $400 Million	0.475%	0.375%
$400 Million — $550 Million	0.475%	0.350%
Greater than $550 Million	0.475%	0.325%
[2]	The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the two combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the two combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

New York Municipal: 0.55%.

The Manager voluntarily agreed to waive a portion of its fees payable by New York Municipal, which is included in fees waived by Manager in the Statements of Operations, so that such fee is reduced for average daily net assets of the Fund as follows:

Portion of Average Daily Net Assets	Rate
First $500 Million	0.550%
$500 Million — $1 Billion	0.525%
Greater than $1 Billion	0.500%

For National Municipal and Short-Term Municipal, the Manager contractually or voluntarily agreed to waive and/or reimburse fees and expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. The expense limitations as a percentage of net assets are as follows:

	National Municipal	Short-Term Municipal
	Contractual[3]	Voluntary[4]
BlackRock	0.46%	—
Institutional	—	0.40%
Investor A	0.72%	0.69%
Investor A1	—	0.52%
Investor B	1.23%	0.81%
Investor C	1.47%	1.55%
Investor C1	1.28%	—
[3]	The Manager has agreed not to reduce or discontinue this contractual waiver and/or reimbursement prior to November 1, 2013 unless approved by the Board, including a majority of the Independent Directors.
[4]	These voluntary waivers and/or reimbursements may be reduced or discontinued at any time without notice.

As a result, for National Municipal and Short-Term Municipal, the Manager waived or reimbursed the following amounts which are shown as transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations:

	National Municipal	Short-Term Municipal
BlackRock	$68,260	—
Institutional	$—	$314,549
Investor A	$436,937	—
Investor A1	—	$4,973
Investor B	$9,111	$1,090
Investor C	$59,835	—
Investor C1	$13,615	—

In addition, the following Fund had a waiver of investment advisory fees that is included in fees waived by Manager in the Statements of Operations. For the six months ended December 31, 2012, the amount was as follows:

Fees Waived by Manager
National Municipal	$1,117,216
76	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations.

For the six months ended December 31, 2012, the amounts waived were as follows:

High Yield Municipal	$ 4,061
National Municipal	$131,626
Short-Term Municipal	$ 1,094
New York Municipal	$ 5,167

The Corporation and the Trust, on behalf of the Manager, entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

For the six months ended December 31, 2012, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

High Yield Municipal	$ 1,016
National Municipal	$22,686
Short-Term Municipal	$ 5,900
New York Municipal	$ 1,372

The Funds entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Service	—	0.25%	—	—
Investor A	0.25%	0.25%	0.25%	0.25%
Investor A1	—	—	0.10%	0.10%
Investor B	—	0.25%	0.15%	0.25%
Investor B1	—	0.25%	—	—
Investor C	0.25%	0.25%	0.25%	0.25%
Investor C1	—	0.25%	—	0.25%

	Distribution Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor B	—	0.50%	0.20%	0.25%
Investor B1	—	0.75%[1]	—	—
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	—	0.55%	—	0.35%
[1]	National Municipal did not pay its respective distribution fee during the period.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor A1, Investor B, Investor B1, Investor C and Investor C1 shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended December 31, 2012, the Funds paid the following to affiliates in return for these services, which is included in transfer agent in the Statements of Operations:

	National Municipal	Short-Term Municipal
Institutional	$360,594	$261,149
Investor A	$663	$248
Investor C	$109	—

For the six months ended December 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor A	$29,186	$156,226	$1,791	$11,301

For the six months ended December 31, 2012, affiliates received CDSCs as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor A	$167,023	$78,660	$16,781	$2,834
Investor B	—	$823	$927	$219
Investor B1	—	$29	—	—
Investor C	$9,885	$34,895	$5,572	$1,674
Investor C1	—	—	—	$364

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended December 31, 2012, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Call Center Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
BlackRock	—	$3,274	$99	—
Institutional	$332	$12,927	$1,399	$99
Service	—	$274	—	—
Investor A	$425	$19,105	$861	$194
Investor A1	—	—	$231	$1,116
Investor B	—	$251	$39	$35
Investor B1	—	$16	—	—
Investor C	$220	$2,377	$384	$116
Investor C1	—	$473	—	$56
SEMI-ANNUAL REPORT	DECEMBER 31, 2012	77

Notes to Financial Statements (continued)

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2012, were as follows:

	Purchases	Sales
High Yield Municipal	$98,674,217	$31,938,556
National Municipal	$1,140,818,420	$958,517,661
Short-Term Municipal	$171,423,815	$260,442,534
New York Municipal	$39,289,674	$30,777,353

5. Income Tax Information:

As of June 30, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires June 30,	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
2013	—	$602,181	—	$ 8,935,207
2014	—	—	$ 3,586,981	—
2015	—	1,741,602	2,987,949	—
2016	$258,523	9,699,108	322,206	—
2017	3,758,709	29,857,944	—	2,020,225
2018	4,665,271	41,255,757	—	367,311
2019	1,973,257	—	—	1,028,212
No expiration date[1]	1,395,992	24,077,271	—	41,171
Total	$12,051,752	$107,233,863	$ 6,897,136	$12,392,126
[1]	Must be utilized prior to losses subject to expiration.

As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Tax cost	$326,432,729	$4,761,105,859	$ 908,120,660	$ 260,539,251
Gross unrealized appreciation	$31,782,436	$467,614,779	$ 6,152,967	$ 25,309,965
Gross unrealized depreciation	(4,366,274)	(10,090,641)	(169,144)	(2,098,570)
Net unrealized appreciation	$27,416,162	$457,524,138	$ 5,983,823	$ 23,211,395

6. Borrowings:

The Corporation and the Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, are parties to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2012. The Funds did not borrow under the credit agreement during the six months ended December 31, 2012.

78	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Notes to Financial Statements (continued)

7. Concentration, Market and Credit Risk:

New York Municipal invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see New York Municipal’s Schedule of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of December 31, 2012, High Yield Municipal invested a significant portion of its assets in securities in the health sector. National Municipal invested a significant portion of its assets in securities in the health and utilities sectors. Short-Term Municipal invested a significant portion of its assets in securities in the state and county/city/special district/school district sectors. New York Municipal invested a significant portion of its assets in securities in the county/city/special district/school district sector. Changes in economic conditions affecting the health, county/city/special district/school district, state and utilities sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities. The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended December 31, 2012		Year Ended June 30, 2012
High Yield Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	7,683,682	$73,112,738	10,222,237	$90,564,901
Shares issued to shareholders in reinvestment of dividends and distributions	235,162	2,244,197	316,672	2,818,724
Shares redeemed	(5,672,640)	(53,662,984)	(4,822,125)	(42,644,678)
Net increase	2,246,204	$21,693,951	5,716,784	$50,738,947

Investor A
Shares sold	4,911,789	$46,640,981	7,033,684	$62,791,787
Shares issued to shareholders in reinvestment of dividends and distributions	163,455	1,557,462	148,616	1,323,316
Shares redeemed	(3,286,598)	(31,461,164)	(1,472,331)	(12,971,093)
Net increase	1,788,646	$16,737,279	5,709,969	$51,144,010

Investor C
Shares sold	1,610,908	$15,319,906	2,261,769	$20,209,135
Shares issued to shareholders in reinvestment of dividends and distributions	66,315	633,223	87,477	776,603
Shares redeemed	(401,179)	(3,830,490)	(506,780)	(4,443,765)
Net increase	1,276,044	$12,122,639	1,842,466	$16,541,973
Total Net Increase	5,310,894	$50,553,869	13,269,219	$118,424,930
SEMI-ANNUAL REPORT	DECEMBER 31, 2012	79

Notes to Financial Statements (continued)
	Six Months Ended December 31, 2012		Year Ended June 30, 2012
National Municipal	Shares	Amount	Shares	Amount
BlackRock[1]
Shares sold	274,661	$3,059,006	503,324	$5,257,007
Shares issued resulting from reorganization	—	—	44,062,696	445,420,985
Shares issued to shareholders in reinvestment of dividends and distributions	280,564	3,125,841	532,438	5,646,292
Shares redeemed	(1,747,414)	(19,426,588)	(4,172,626)	(43,865,073)
Net increase (decrease)	(1,192,189)	$(13,241,741)	40,925,832	$412,459,211

Institutional
Shares sold	30,980,309	$344,542,971	50,171,029	$530,508,205
Shares issued resulting from reorganization	—	—	38,526,093	389,452,572
Shares issued to shareholders in reinvestment of dividends and distributions	2,180,297	24,291,460	4,273,106	45,238,469
Shares redeemed	(27,283,557)	(303,974,042)	(26,393,768)	(278,112,885)
Net increase	5,877,049	$64,860,389	66,576,460	$687,086,361

Service[1]
Shares sold and automatic conversion of shares	6,763	$75,000	106,236	$1,116,938
Shares issued resulting from reorganization	—	—	841,541	8,511,177
Shares issued to shareholders in reinvestment of dividends and distributions	1,437	15,995	23,458	247,537
Shares redeemed	(9,923)	(110,120)	(859,868)	(9,240,523)
Net increase (decrease)	(1,723)	$(19,125)	111,367	$635,129

Investor A
Shares sold and automatic conversion of shares	46,263,105	$515,117,384	70,184,569	$743,859,390
Shares issued resulting from reorganization	—	—	21,618,242	218,642,582
Shares issued to shareholders in reinvestment of dividends and distributions	2,452,383	27,346,020	2,827,234	29,970,354
Shares redeemed	(17,126,307)	(190,836,712)	(25,081,203)	(265,697,067)
Net increase	31,589,181	$351,626,692	69,548,842	$726,775,259

Investor B
Shares sold and automatic conversion of shares	44,184	$493,302	132,043	$1,379,943
Shares issued resulting from reorganization	—	—	1,097,947	11,094,970
Shares issued to shareholders in reinvestment of dividends and distributions	16,433	182,969	57,357	604,193
Shares redeemed	(936,793)	(10,385,144)	(1,815,927)	(19,095,305)
Net decrease	(876,176)	$(9,708,873)	(528,580)	$(6,016,199)

Investor B1[1]
Shares sold	—	—	5	$67
Shares issued resulting from reorganization	—	—	69,111	698,380
Shares issued to shareholders in reinvestment of dividends and distributions	487	$5,425	1,357	14,324
Shares redeemed and automatic conversion of shares	(13,896)	(153,462)	(25,179)	(261,605)
Net increase (decrease)	(13,409)	$(148,037)	45,294	$451,166

Investor C
Shares sold	6,627,712	$73,832,865	14,400,357	$152,322,976
Shares issued resulting from reorganization	—	—	6,665,299	67,414,170
Shares issued to shareholders in reinvestment of dividends and distributions	487,386	5,434,020	965,581	10,233,155
Shares redeemed	(3,843,661)	(42,797,737)	(5,722,400)	(60,390,739)
Net increase	3,271,437	$36,469,148	16,308,837	$169,579,562

Investor C1
Shares sold	6,196	$69,069	12,080	$128,032
Shares issued resulting from reorganization	—	—	2,798,212	28,290,480
Shares issued to shareholders in reinvestment of dividends and distributions	76,324	850,388	191,343	2,021,791
Shares redeemed	(725,954)	(8,105,141)	(1,113,861)	(11,689,122)
Net increase (decrease)	(643,434)	$(7,185,684)	1,887,774	$18,751,181
Total Net Increase	38,010,736	$422,652,769	194,875,826	$2,009,721,670
[1]	For the period July 18, 2011 (commencement of operations) to June 30, 2012.
80	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Notes to Financial Statements (continued)
	Six Months Ended December 31, 2012		Year Ended June 30, 2012
Short-Term Municipal	Shares	Amount	Shares	Amount
BlackRock
Shares sold	—	—	1,968,713	$20,021,875
Shares issued to shareholders in reinvestment of dividends and distributions	19,919	$202,677	59,638	607,341
Shares redeemed	(2,704,082)	(27,500,025)	(103,085)	(1,050,100)
Net increase (decrease)	(2,684,163)	$(27,297,348)	1,925,266	$19,579,116

Institutional
Shares sold	15,468,106	$157,302,939	28,312,802	$288,283,154
Shares issued to shareholders in reinvestment of dividends and distributions	97,049	987,257	278,496	2,835,273
Shares redeemed	(21,561,229)	(219,267,100)	(24,608,284)	(250,550,776)
Net increase (decrease)	(5,996,074)	$(60,976,904)	3,983,014	$40,567,651

Investor A
Shares sold and automatic conversion of shares	5,092,410	$51,815,683	11,354,797	$115,663,198
Shares issued to shareholders in reinvestment of dividends and distributions	38,612	392,843	135,047	1,375,573
Shares redeemed	(5,751,631)	(58,521,356)	(13,153,186)	(133,982,696)
Net decrease	(620,609)	$(6,312,830)	(1,663,342)	$(16,943,925)

Investor A1
Shares sold	82,345	$838,500	230,997	$2,353,743
Shares issued to shareholders in reinvestment of dividends and distributions	8,375	85,250	26,476	269,721
Shares redeemed	(255,855)	(2,604,001)	(721,561)	(7,354,006)
Net decrease	(165,135)	$(1,680,251)	(464,088)	$(4,730,542)

Investor B
Shares sold	4,288	$43,645	28,396	$289,094
Shares issued to shareholders in reinvestment of dividends and distributions	193	1964	1,851	18,848
Shares redeemed	(100,140)	(1,018,943)	(328,869)	(3,348,836)
Net decrease	(95,659)	$(973,334)	(298,622)	$(3,040,894)

Investor C
Shares sold	598,632	$6,081,386	1,558,941	$15,876,887
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	609	6,205
Shares redeemed	(1,573,720)	(15,995,309)	(3,280,095)	(33,407,792)
Net decrease	(975,088)	$(9,913,923)	(1,720,545)	$(17,524,700)
Total Net Increase (Decrease)	(10,536,728)	$(107,154,590)	1,761,683	$17,906,706
SEMI-ANNUAL REPORT	DECEMBER 31, 2012	81

Notes to Financial Statements (concluded)

	Six Months Ended December 31, 2012		Year Ended June 30, 2012
New York Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,240,374	$13,988,644	1,226,986	$13,208,631
Shares issued to shareholders in reinvestment of dividends	35,005	394,399	62,776	674,237
Shares redeemed	(874,007)	(9,788,239)	(889,968)	(9,498,486)
Net increase	401,372	$4,594,804	399,794	$4,384,382

Investor A
Shares sold and automatic conversion of shares	875,007	$9,916,952	1,253,876	$13,509,272
Shares issued to shareholders in reinvestment of dividends	64,404	721,810	124,628	1,338,552
Shares redeemed	(271,328)	(3,060,791)	(920,076)	(9,951,227)
Net increase	668,083	$7,577,971	458,428	$4,896,597

Investor A1
Shares sold and automatic conversion of shares	120,696	$1,354,609	222,668	$2,371,161
Shares issued to shareholders in reinvestment of dividends	185,972	2,095,681	399,487	4,286,720
Shares redeemed	(573,969)	(6,481,529)	(1,192,050)	(12,776,941)
Net decrease	(267,301)	$(3,031,239)	(569,895)	$(6,119,060)

Investor B
Shares sold	2,044	$22,924	3,844	$40,739
Shares issued to shareholders in reinvestment of dividends	2,094	23,570	8,240	88,072
Shares redeemed and automatic conversion of shares	(139,895)	(1,569,559)	(248,539)	(2,643,106)
Net decrease	(135,757)	$(1,523,065)	(236,455)	$(2,514,295)

Investor C
Shares sold	578,070	$6,531,484	978,449	$10,525,990
Shares issued to shareholders in reinvestment of dividends and distributions	27,713	312,227	46,111	495,489
Shares redeemed	(166,995)	(1,881,632)	(393,369)	(4,209,526)
Net increase	438,788	$4,962,079	631,191	$6,811,953

Investor C1
Shares sold	4	$39	56	$603
Shares issued to shareholders in reinvestment of dividends and distributions	10,729	120,894	24,255	260,290
Shares redeemed	(43,322)	(488,072)	(48,579)	(528,852)
Net decrease	(32,589)	$(367,139)	(24,268)	$(267,959)
Total Net Increase	1,072,596	$12,213,411	658,795	$7,191,618

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

82	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director

Fred G. Weiss, Vice Chairman of the Board and Director

Paul L. Audet, President1 and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Laurence D. Fink, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, President2 and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and
Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Princeton, NJ 08540

Custodians
The Bank of New York Mellon2
New York, NY 10286

State Street Bank and Trust Company1
Boston, MA 02110

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Address of Funds
100 Bellevue Parkway
Wilmington, DE 19809

[1]	For BlackRock Multi-State Municipal Series Trust.
[2]	For BlackRock Municipal Bond Fund, Inc.
SEMI-ANNUAL REPORT	DECEMBER 31, 2012	83

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

84	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	DECEMBER 31, 2012	85

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio	BlackRock Real Estate Securities Fund
BlackRock China Fund	BlackRock India Fund	BlackRock Russell 1000 Index Fund
BlackRock Commodity Strategies Fund	BlackRock International Fund	BlackRock Science & Technology
BlackRock Emerging Markets Fund	BlackRock International Index Fund	Opportunities Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Equity Portfolio
Equity Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Growth Fund II
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock Small Cap Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock S&P 500 Stock Fund
BlackRock Flexible Equity Fund	BlackRock Latin America Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Focus Growth Fund	BlackRock Long-Horizon Equity Fund	BlackRock Value Opportunities Fund
BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock World Gold Fund
BlackRock Global Long/Short Equity Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Local Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock U.S. Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock U.S. Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Secured Credit Portfolio	BlackRock World Income Fund
BlackRock GNMA Portfolio

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolio
BlackRock Global Allocation Fund	2015	2035	Retirement	2040
BlackRock Managed Volatility Portfolio	2020	2040	2020	2045
BlackRock Multi-Asset Income Portfolio	2025	2045	2025	2050
BlackRock Multi-Asset Real Return Fund	2030	2050	2030	2055
BlackRock Strategic Risk Allocation Fund			2035

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

86	SEMI-ANNUAL REPORT	DECEMBER 31, 2012

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#MBNYMB-12/12-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report
Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report
Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report
Item 5 –	Audit Committee of Listed Registrants – Not Applicable
Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.
Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12 –	Exhibits attached hereto
(a)(1) – Code of Ethics – Not Applicable to this semi-annual report
(a)(2) – Certifications – Attached hereto
(a)(3) – Not Applicable
(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Bond Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Bond Fund, Inc.

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Bond Fund, Inc.

Date: February 28, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Bond Fund, Inc.

Date: February 28, 2013

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